As filed with the Securities and Exchange Commission on May 31, 2019

Securities Act File No. 333-[        ]

Investment Company Act File No. 811-22352

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 13

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (312) 506-6500

Scott J. Lederman Grosvenor Registered Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) of the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED(2)	PROPOSED MAXIMUM OFFERING PRICE PER UNIT(1)(2)	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(2)	AMOUNT OF REGISTRATION FEE
Shares of beneficial interest	64,045.1971	$936.84	$60,000,000	$7,272

(1)	Registrant’s net asset value per share of beneficial interest as of March 31, 2019.

(2)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

Grosvenor Registered Multi-Strategy Master Fund, LLC as the Master Fund in which the Registrant invests substantially all of its assets, has also executed this Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

PROSPECTUS

[      ], 2019

Shares of Beneficial Interest

	The Fund’s Price to Public(1)	Sales Load(2)	Proceeds to the Fund(3)(4)

Per Share	At Current NAV	1.25%	Amount Invested at Current NAV

Total	$60,000,000	$750,000	$59,250,000

(1)

Shares are offered monthly at net asset value (“NAV”), which will vary. Generally, the minimum initial investment in Shares by an investor is $25,000 and additional investments must be at least $5,000. The minimum additional investment may be reduced for certain investors. Each prospective investor is required to certify that the Shares purchased are being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended, or an investor whose purchase is directed by a registered investment adviser acting in a fiduciary capacity.

(2)	Shares may be subject to a sales load of up to 1.25%. Such a load will be computed as a percentage of the public offering price.

(3)	Assumes sale at the NAV of all Shares currently registered.

(4)	See “The Distributor” regarding distribution-related compensation.

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund”) is a fund that invests in a “fund of hedge funds” that enables qualified investors, through one investment, to participate in a portfolio of private investment funds managed by a professionally selected group of managers. An investment in the Fund is speculative and involves substantial risks. (See “Types of Investments and Related Risk Factors.”) In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. It is possible that a holder of the Fund’s shares (a “Member”) may lose some or all of his, her or its investment and that the Fund may not achieve its investment objective. Shares of limited liability company interests (“Shares”) in the Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any other Federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares offered hereby. Any representation to the contrary is a criminal offense.

GRV Securities LLC (“Distributor”) serves as the distributor of Shares on a best efforts basis, subject to various conditions. Shares may be purchased through the Distributor, brokers or dealers (“Selling Agents”) that have entered into selling agreements with the Distributor or though intermediary platforms managed by broker-dealers that offer a variety of funds (“Intermediary Platforms”). Neither the Distributor nor any other broker or dealer is obligated to buy Shares. Grosvenor Capital Management, L.P. (the “Adviser” or “GCMLP”) (or its affiliates) may pay from their own resources additional compensation, either at the time of sale or on an ongoing basis, to the Selling Agents and Intermediary Platforms in connection with sales of Shares or servicing of investors. These revenue sharing arrangements may result in receipt by the Selling Agents and Intermediary Platforms and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their selling of shares of a different investment fund. A prospective investor with questions regarding these revenue sharing arrangements may obtain additional detail by contacting his, her or its intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

This Prospectus provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about the Fund is included in the Fund’s statement of additional information (“SAI”), dated [      ], 2019, which has been filed with the SEC. The Fund’s SAI and annual and semi-annual reports, and the financial statements contained therein, are available upon request and without charge by visiting the SEC’s website (http://www.sec.gov) or by writing to the Fund at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611 or by calling the Fund at 877-355-1469. The Fund does not maintain a website to offer its SAI and shareholder reports, as the Fund is not necessarily a suitable investment for all investors. Investors may also make written or telephonic inquiries or request other information about the Fund at this address and telephone number. The Funds SAI is incorporated by reference into (made a legal part of) this Prospectus in its entirety. The table of contents of the SAI appears at the end of this Prospectus.

For a discussion of certain risk factors and special considerations with respect to owning the Shares, see the “Types of Investments and Related Risk Factors,” and “Additional Risk Factors” sections of this Prospectus.

The Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s organizational instrument, the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Fund’s board of directors (the “Board of Directors”), in its sole discretion. However, Members do not have the right to require the Fund to redeem any or all of their Shares.

TO ALL INVESTORS

Shares are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. Shares are not deposits or other obligations of, and are not guaranteed by any bank. Shares are subject to investment risks, including the possible loss of the full amount invested.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the SAI or the exhibits hereto.

Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

Shares have only limited liquidity and are subject to substantial restrictions on transferability and resale. They may not be transferred or resold except as permitted under the limited liability company agreement of the Fund, the 1933 Act and applicable state securities laws, pursuant to registration or exemption there from. Investors may be required to bear the financial risks of this investment indefinitely.

*            *              *

SUMMARY OF TERMS

The following summary is qualified by the detailed information appearing elsewhere in this prospectus (the “Prospectus”) and in the statement of additional information and by the terms and conditions of the Amended and Restated Limited Liability Company Agreement of Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund Agreement”). You should read the Prospectus before investing and retain it for future reference.

The Fund

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified, management investment company.

Investors who purchase shares of limited liability company interests in the Fund (“Shares”) in the offering, and other persons who acquire Shares, will become members of the Fund (“Members”).

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Like a private investment fund, the Shares will be sold only to qualified investors, and are subject to substantial restrictions on transfer. (See “Summary of Terms — Investor Eligibility.”) Unlike a private investment fund but like other registered investment companies, however, the Fund (i) has registered under the 1940 Act to be able to offer Shares without limiting the number of investors that can participate in its investment program; and (ii) has registered the Shares under the 1933 Act for public offer.

Investment Program

The Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. In pursuing its investment objectives, the Fund invests substantially all of its assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund has the same investment objectives and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a “master/feeder fund” arrangement. The investment objectives of the Fund and of the Master Fund are not fundamental and may be changed without the approval of investors.

Grosvenor Capital Management, L.P. (the “Adviser” or “GCMLP”) serves as investment adviser of the Master Fund and as the management services provider of the Fund. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Investment Funds are managed by selected Investment Managers who specialize in the chosen strategies. The Master Fund generally invests in between 15 and 40 Investment Funds.

The Master Fund allocates its assets among registered and unregistered Investment Managers that utilize a variety of investment strategies, with the objective of significantly lowering the risk (volatility) from that which would be associated with investing with any single Investment Manager.

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SUMMARY OF TERMS

It is expected that the Investment Funds in which the Master Fund invests will not be registered under the 1940 Act and as such will not provide the same types of protections afforded by the 1940 Act, including the limitations on leverage and borrowing, independent board oversight and the limitations on affiliated transactions. The Master Fund may invest in Investment Funds offered as private funds in the United States that are not subject to substantial regulation in other countries as well as Investment Funds that are subject to substantial regulation such as UCITS funds based in the European Union and that adhere to the European Union Undertakings for Collective Investment in Transferable Securities as implemented by the jurisdiction where the Investment Fund is based.

Investment Manager Selection Process. GCMLP evaluates and monitors each Investment Manager to determine whether its investment program is consistent with the Master Fund’s investment objectives and whether its investment performance is satisfactory in the context of its chosen investment strategy. The Master Fund’s assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers selected. (See “Summary of Terms — Management.”)

The Master Fund limits its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from an Investment Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions. The Funds do not have an order from the SEC permitting any affiliated transactions, and the Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to, for example, facilitate investments in smaller Investment Funds deemed attractive by GCMLP, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote some or all of its interests in, Investment Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Investment Fund, such that the Master Fund’s investments (aggregated with the investments of other affiliates of the Adviser) in an Investment Fund will not equal or exceed 25% of the Investment Fund’s assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions may be changed by the board of directors of the Master Fund (the “Master Fund Board”) (comprised of the same members serving as the board of directors of the Fund (“Board of Directors”)), subject to limitations of applicable laws, rules or interpretations thereof.

Investment Fund Investment Practices. Unregistered private investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of investments that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. The Investment Managers utilized by the Master Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies.

The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing

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SUMMARY OF TERMS

directly in securities and other traditional investments and, in a down market, derivative instruments could become harder to value or sell at a fair price. The use of these techniques may be an integral part of an Investment Manager’s investment program, and involve certain risks. The Investment Managers may use leverage, which also entails risk. (See “Types of Investments and Related Risk Factors.”) The Investment Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

While it is in the current master/feeder structure, with respect to its own investment restrictions, the Fund will “look through” to the Master Fund’s investments.

An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objectives.

Potential Benefits of Investing in the Fund

By investing in the Fund, Members gain access to Investment Managers whose services are not typically available to the general investing public, whose Investment Funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides Members the opportunity to participate in the investment programs of a professionally selected cross-section of Investment Managers without being subject to the high minimum investment requirements those Investment Managers typically would impose on investors.

In addition to the potential benefits associated with the Investment Managers’ individual investment strategies, the Fund offers the potential benefit of asset allocation among a carefully selected group of Investment Managers, which may reduce the volatility inherent in a direct investment with any single Investment Manager.

The potential benefits of investing in the Fund must be weighed against the risks involved. (See “Types of Investments and Related Risk Factors” and “Additional Risk Factors.”)

Borrowings

The Fund and the Master Fund may borrow money on a secured or unsecured basis for certain purposes, such as to address timing mismatches between inflows and outflows of capital to and from the Fund in connection with (i) investor subscriptions and repurchases/withdrawals, (ii) the Fund and the Master Fund’s investment activities; and (iii) the payment of fees, expenses and other obligations of the Fund and the Master Fund in the ordinary course of business. The Fund and the Master Fund may not borrow for longer-term, strategic investment purposes or to generate out-sized returns. All interest and other fees charged under any line of credit or other borrowing arrangements will be paid by the Fund or the Master Fund, as applicable. If the cash flows of the Master Fund are insufficient to meet required payments on a line of credit or other borrowing arrangements, the Master Fund could be forced to liquidate investments in Investment Funds at times or in amounts that are not advantageous to the Master Fund.

Risk Factors

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Investment Funds in which the Master Fund invests, and GCMLP’s ability to select, allocate and reallocate effectively the Master Fund’s assets among them. Many factors will affect the performance of such Investment Funds. The value of an investment in the Fund will fluctuate with changes in the values of the Master

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SUMMARY OF TERMS

Fund’s investments. (See “Types of Investments and Related Risk Factors.”) An investment in the Fund involves the following general risks:

●     Economic and market conditions and factors may materially adversely affect the value of the Master Fund’s investments.

●     The possible failure of the investment strategies, techniques and practices employed by one or more Investment Managers.

●     Members will bear certain expenses of the Fund, in addition to fees and expenses associated with the Fund’s investment in the Master Fund. The Master Fund also may invest in Investment Funds that invest in other investment vehicles thereby subjecting the Fund, and, indirectly, Members, to an additional level of fees, which could be substantial.

●     Investing in the Fund can result in loss of invested capital. Use of leverage, short sales and derivative transactions by Investment Managers, among other things, can result in significant losses to the Master Fund, and, indirectly, to the Fund.

●     The Master Fund invests in Investment Funds that may not have diversified investment portfolios, thereby increasing investment risk.

●     There are special tax risks associated with an investment in the Fund, including the potential tax risks of investments in limited partnerships and/or the potential failure to meet the Subchapter M tests. (See “Taxes.”)

●     Cybersecurity breaches may allow an unauthorized party to gain access to the Fund’s assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

●     Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

●     Shares are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. (See “Additional Risk Factors,” “Redemptions, Repurchases of Shares and Transfers” and “Taxes.”) Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund in the discretion of the Board of Directors. There is no assurance that a Member tendering Shares for repurchase in connection with a repurchase offer made by the Fund will have those Shares repurchased in that repurchase offer.

●     An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than the minimum investment of the Fund, could invest directly in Investment Funds or with Investment Managers. By investing in Investment Funds indirectly through the Fund, a Member bears a pro rata portion of the asset-based fee and other expenses of the Fund and a pro rata portion of the asset-based fee and other expenses of the Master Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based compensation and other expenses borne by the Master Fund as an investor in Investment Funds.

●     The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund and the fees, expenses and performance-based fees or allocations that are borne by the Master Fund as an investor in Investment Funds may be higher than those of most other

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SUMMARY OF TERMS

registered investment companies. Investing in Investment Funds involves special risks, including the following:

●     Investment Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

●     An Investment Fund may, in some cases, concentrate its investments in a single industry, group of related industries, asset class or strategy. This increases the sensitivity of such Investment Fund’s investment returns to economic factors affecting that industry, group of industries, asset class or strategy. However, the Master Fund will adhere to its own investment restrictions with respect to concentration when investing in Investment Funds. (See “Investment Policies and Restrictions.”)

●     An Investment Fund may experience a cybersecurity breach that could allow an unauthorized party to gain access to the Investment Fund’s assets, customer data, or proprietary information, or cause the Investment Fund and/or its service providers to suffer data corruption or lose operational functionality.

●     Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

●     GCMLP’s inability to gauge (due to limited position-level transparency) on a “real time” basis the specific strategy-related and/or position-level risks associated with positions held by the Investment Funds in which the Master Fund invests.

●     GCMLP receives detailed information from each Investment Manager regarding its investment performance and investment strategy. GCMLP may have little or no means of independently verifying information provided by Investment Managers and thus, may not be able to ascertain whether Investment Managers are adhering to their disclosed investment strategies and their investment and risk management policies. An Investment Manager may use proprietary investment strategies that are not fully disclosed to GCMLP, which may involve risks that are not anticipated by GCMLP.

●     The Master Fund relies primarily on information provided by Investment Managers and/or their independent administrator in valuing its investments in Investment Funds. There is a risk that inaccurate valuations provided by Investment Managers and/or their independent administrator could indirectly adversely affect the value of Shares and the amounts Members receive upon the repurchase of Shares. Because Investment Funds generally provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Investment Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Investment Managers and/or their independent administrator.

●     Investment Managers typically charge asset-based management fees, and typically also are entitled to receive performance-based compensation. The Master Fund, as an investor in Investment Funds, will be subject to these fees and allocations, which will reduce the investment returns of the

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SUMMARY OF TERMS

Master Fund and, in turn, the Fund. These fees and allocations are in addition to the Management Fee (as defined below) the Fund pays to the Adviser and the Advisory Fee (as defined below) the Master Fund pays to the Adviser.

●    The performance-based compensation to Investment Managers may create an incentive for Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based compensation. In addition, because performance-based compensation is generally calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, the allocation may be greater than if it were based solely on realized gains.

●     Each Investment Manager will receive any performance-based compensation to which it is entitled, irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager with positive performance may receive performance-based compensation from the Master Fund, and thus indirectly from the investors in the Fund, even if the Master Fund’s overall returns are negative.

●     Investment decisions for the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

●     The Master Fund expects it may purchase non-voting securities of an Investment Fund or waive some or all of its right to vote its securities with respect to Investment Funds. Consequently, in that situation, it may not be able to vote (or would have its vote limited) on matters that require the approval of the investors in the Investment Fund, including matters that could adversely affect the Master Fund’s investment in the Investment Fund.

●     The Master Fund may make additional investments in or effect withdrawals from Investment Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Master Fund’s, and, in turn, the Fund’s investment return.

●     Investment Funds may be permitted to distribute securities “in-kind” to investors making withdrawals of capital. Upon the Master Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund’s portfolio or distribute it to investors in the Master Fund. In the event the Fund were to receive such securities from the Master Fund, it would be required to dispose of such securities either through liquidation or by distributing such securities to Members in connection with a repurchase by the Fund of all or a portion of Shares of Members.

●     Delays in Investment Manager reporting may delay reports to Members.

Investing in a master/feeder fund arrangement involves certain risks, including the following:

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SUMMARY OF TERMS

●     The Fund pursues its investment objectives by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund’s interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Shares. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund may incur expenses in liquidating investments received in connection with any “in-kind” distributions.

●     A change in the investment objectives, policies or restrictions of the Master Fund may cause the Fund to seek to have repurchased its interests in the Master Fund. Alternatively, the Fund could seek to change its investment objectives, policies or restrictions to conform to those of the Master Fund. Except for the investment restrictions described as “fundamental” in the section of this Prospectus entitled “Investment Policies and Restrictions,” the investment objectives and policies of the Master Fund are not fundamental and may be changed without the approval of investors in the Master Fund (including the Fund). Investors in the Master Fund and in the Fund will be notified if the Master Fund or the Fund changes its investment objectives.

●     Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act (including, without limitation, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (W), LLC, each a parallel entity that invests directly in the Master Fund), and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected otherwise by other investors in the Master Fund.

●     Other investors in the Master Fund may offer shares (or interests) to their respective investors, if any, that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

In view of the risks of investing in Investment Funds and other risks noted above, as well as the risks described in “Types of Investments and Related Risk Factors” and “Additional Risk Factors” that are not summarized above, there can be no assurance that the Fund will achieve its investment objectives. Thus, an investment in the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment. The potential benefits of investing in the Fund must be weighed against the risks involved.

No guarantee or representation is made that the investment program of the Fund or any Investment Manager will be successful, that the various Investment Managers selected will produce positive returns or that the Fund will achieve its investment objectives.

Management

The Board of Directors has oversight responsibility over the management and operations of the Fund. Any vacancy on the Board of Directors may be filled by the remaining directors, except to the extent the 1940 Act requires the election of directors by Members. A majority of the directors are persons who are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser (the “Independent Directors”). (See “Board of Directors” and “Voting.”)

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SUMMARY OF TERMS

As noted previously, the Master Fund also has a board of directors that is comprised of the same persons who comprise the Board of Directors of the Fund. The Master Fund’s board of directors has oversight responsibility over the management and operations of the Master Fund.

The Adviser

Grosvenor Capital Management, L.P. serves as the management services provider of the Fund and the investment adviser of the Master Fund and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. GCMLP’s sole general partner is GCM, L.L.C., a Delaware limited liability company. Grosvenor Holdings, L.L.C., an Illinois limited liability company (“Grosvenor Holdings”), is the sole member and manager of GCM, L.L.C. and, in that capacity, is responsible for the management of the day-to-day business and affairs of GCM, L.L.C. GCM, L.L.C., in turn, in its capacity as general partner of GCMLP, is responsible for the management of the day-to-day business and affairs of GCMLP. Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited partnership (“GCMHLLLP”), is GCMLP’s sole limited partner. GCMH GP, LLC (“GCMHGP”), a Delaware limited liability company, is the sole general partner of GCMHLLLP, and Grosvenor Holdings is the sole member and manager of GCMHGP. The limited partners of GCMHLLLP are Grosvenor Holdings and Grosvenor Holdings II, LLC, a Delaware limited liability company, which together with Grosvenor Holdings owns the majority of the limited partnership interests in GCMHLLLP.

The principal office of the Adviser is located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611, and its telephone number is (312) 506-6500.

GCM Grosvenor provides investment management and advisory services for hedge fund investments through GCMLP and private equity, real estate and infrastructure investments through GCM Customized Fund Investment Group, L.P. (“GCM CFIG,” and together with GCMLP and their affiliates, “GCM Grosvenor”). GCM Grosvenor has been managing public markets investment portfolios on behalf of clients through GCMLP since 1971, and private markets investment portfolios on behalf of clients since 1999. GCMLP had approximately $27.9 billion in assets under management as of March 31, 2019. GCM Grosvenor is one of the world’s largest and most diversified independent alternative asset management firms, with over $53.1 billion in assets under management as of December 31, 2018.

Pursuant to the investment advisory agreement between the Master Fund and the Adviser (the “Advisory Agreement”), the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. In consideration for the services provided under the Advisory Agreement, the Master Fund pays the Adviser a monthly fee of 0.0833% (1.00% on an annualized basis) of the net assets of the Master Fund determined as of the last business day of the month (prior to any withdrawal or distribution of capital during the month) (the “Advisory Fee”). The Advisory Fee is payable monthly in arrears on or before the thirtieth day of the following month.

The Adviser provides various management and administrative services to the Fund pursuant to a management agreement with the Fund (the “Management Agreement”). These services include: providing office space and other support services to the Fund; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators; oversight of tax preparation information; supervising services provided by the Fund’s administrator, transfer agent and custodian; reviewing and arranging for payment of the Fund’s expenses; preparing communications and quarterly reports to Members; coordinating the preparation of materials relating to

8

SUMMARY OF TERMS

meetings of the Board of Directors and meetings of Members; and investment of the cash reserves of the Fund. In consideration for these services provided under the Management Agreement, the Fund pays the Adviser a fee, which is calculated and paid monthly at the annual rate of 0.50% of the net assets of the Fund determined as of the last business day of the previous month prior to any withdrawals or distributions during the month (the “Management Fee”). The Management Fee is payable monthly in arrears on or before the thirtieth day of the following month.

Administrator and Transfer Agent

The Fund has retained BNY Mellon Investment Servicing (U.S.) Inc. (the “Administrator and Transfer Agent”) to provide accounting and certain administrative and investor services to the Fund, including fund accounting, investor accounting, and taxation services and to act as the registrar and transfer agent for the Fund’s Shares. In consideration of these services, the Fund pays a monthly fee to the Administrator and Transfer Agent. Similar services are provided by the Administrator and Transfer Agent to the Master Fund. The Administrator and Transfer Agent’s principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Fees and Expenses

The Adviser generally bears all of its own expenses incurred in providing services to the Master Fund and the Fund, except that the Master Fund reimburses the Adviser up to $25,000 per year for certain out-of-pocket costs and expenses incurred in connection with the operation of the Master Fund. The Master Fund is not directly obligated to pay any of the Adviser’s allocable overhead.

The Fund bears its own expenses, and, indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund’s fees and expenses not otherwise borne by the Adviser, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to the Investment Managers), all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends; any interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Advisory Fee and the Management Fee payable to the Adviser; fees and travel-related expenses of the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Directors.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees or pay or absorb expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund and any indemnification expenses of the Master Fund as described herein under “Investment Advisory Agreement and Management Agreement”, but excluding any fees, expenses and incentive allocations of the Investment Funds), to the extent necessary to limit the ordinary operating expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the Fund and the Master

9

SUMMARY OF TERMS

Fund) to 2.02% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Recoupment will be made as promptly as possible, but will be limited to the lesser of (a) the expense cap in effect at the time of a waiver and (b) the expense cap in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect until July 31, 2020, and will terminate unless renewed by the Adviser. (See “Fees and Expenses.”)

Conflicts of Interest

The investment activities of the Adviser, the Investment Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest which may disadvantage the Fund. (See “Conflicts of Interest.”)

The Distributor

GRV Securities LLC (the “Distributor”), which is an affiliate of the Adviser, presently acts as the distributor for the Fund and bears its own costs associated with its activities as Distributor. The Distributor is not compensated by the Fund for such services. The Distributor may retain unaffiliated broker-dealers to act as selling agents and broker-dealers that manage Intermediary Platforms for the Fund and may compensate them for their services. The Fund does not bear any of the costs associated with these compensation arrangements.

The Adviser (or one of its affiliates) may pay from its own resources (which may include revenue from advisory and management services) additional compensation or commissions, either at the time of sale or on an ongoing basis, to intermediaries for sales of Fund Shares by such intermediaries and for ongoing investor servicing. (See “Purchasing Shares - The Distributor.”)

Purchasing Shares

Shares may be purchased at the Fund’s net asset value plus the sales load, if any. The minimum initial investment in the Fund is $25,000 and the minimum additional investment in the Fund is $5,000. The minimum additional investments may be reduced by the Board of Directors. In connection with initial and additional investments, investors may be charged a maximum sales load of up to 1.25% (the “Sales Load”) on Shares purchased through selling agents. No Sales Load will be charged by the Selling Agents to certain types of investors. In addition, no Sales Load will be charged to any investor investing directly with the Fund through the Distributor. Sales Loads, if any, will reduce the amount of an investor’s investment in the Fund and will neither constitute an investment made by the investor in the Fund, nor form part of the assets of the Fund. (See “Purchasing Shares.”)

The Fund may accept initial and additional purchases of Shares as of the first day of each month. The Board of Directors has authorized the Adviser to offer Shares more or less frequently. All purchases are subject to the receipt of cleared funds prior to the applicable purchase date in the full amount of the purchase, although the Adviser may accept, in its sole discretion, a purchase prior to receipt of cleared funds. The investor must also submit a completed investor application document, in good order, before the applicable purchase date. The Board of Directors reserves the right to reject any purchase of Shares and may, in its sole discretion, suspend sales of Shares at any time.

Investor Eligibility

Each prospective investor is required to certify that the Shares purchased are being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended or an investor whose purchase is directed by a registered investment adviser acting

10

SUMMARY OF TERMS

in a fiduciary capacity. Members who purchase additional Shares are required to meet the foregoing eligibility criteria at the time of the additional purchase. The relevant investor qualifications are set forth in the investor application documents that must be completed by each prospective investor. Shares may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Investor Suitability

An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your personal financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

The Fund is not expected to generate “unrelated business taxable income” (“UBTI”), for investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other tax-exempt investors unless such an investor incurs acquisition indebtedness in connection with its investment in the Fund.

Transfer Restrictions

Shares held by Members may be transferred only under certain limited circumstances, with the written consent of the Board of Directors or its delegate (which may be withheld in its sole discretion and is granted, if at all, only under extenuating circumstances). A Member who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. (See “Redemptions, Repurchases of Shares and Transfers — Transfers of Shares.”)

Redemptions and Repurchases of Shares by the Fund

The Fund will repurchase Shares at the net asset value determined as of the valuation date, which is generally expected to be the last day of each calendar quarter. It is expected that the Fund will determine the net asset value per Share as of the valuation date within thirty days after the valuation date.

Shares are not redeemable and a Member has no right to require the Fund to redeem its Shares. The Fund will from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that generally it will recommend to the Board of Directors that the Fund offer to repurchase Shares from Members four times each year, effective as of the last day of each calendar quarter. The Board of Directors will also consider the following factors, among others, in making this determination: (i) whether any Members have requested that the Fund repurchase their Shares; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; and (vi) the economic condition of the securities markets. (See “Redemptions, Repurchases of Shares and Transfers — No Right of Redemption” and “— Repurchases of Shares.”)

If a repurchase offer is oversubscribed by Members who tender their Shares for repurchase (in other words, if the amount of Shares tendered exceeds the amount that the Fund has offered to repurchase), the Fund will repurchase only a pro rata portion of the Shares tendered by each Member. Similarly, if an offer to repurchase interests in the Master Fund is oversubscribed, the Master Fund will repurchase only a pro rata portion of the interests tendered by the Fund to the Master Fund, unless the offer to repurchase interests in the Master Fund is increased and extended, and accordingly the Fund may be required to

11

SUMMARY OF TERMS

scale down the repurchase of Shares from Members. If the offer to repurchase interests in the Master Fund is extended, the Fund will receive notice of such extension. In addition, a Member who tenders for repurchase only a portion of such Member’s Shares will be required to continue to own Shares having a net asset value not less than $25,000, or such lesser amount as may be established by the Board of Directors. In the event that a Member’s investment falls below the required minimum due to the repurchase by the Fund of Shares on a pro rata basis, the Fund shall waive the required minimum amount. Additionally, the Fund will only repurchase securities in accordance with Rule 13e-4 of the Securities Exchange Act of 1934, as amended, (the “Securities Exchange Act”). Mandatory redemptions will not discriminate unfairly against any Member and, in the event that less than all of the Shares are redeemed, the redemptions will occur on a pro-rata basis, or in such other manner as it will not discriminate unfairly against any Member.

The Fund Agreement provides that the Board of Directors will call a meeting of Members for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period repurchase any of the Shares tendered in accordance with the procedures determined by the Board of Directors from time to time.

Taxation

The Fund has elected to be treated as, and expects each year to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to Members. Taxable income consists generally of net investment income and net capital gains.

The Fund will distribute substantially all of its net investment income and net capital gains to Members. Distributions from net investment income and net short-term capital gain generally will be taxable as ordinary income to the Members, but long-term capital gain distributions paid by the Fund will be taxable to Members as long-term capital gain. Members not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Members of the amount and character of the distributions to Members. (See “Distribution Policy.”)

Subchapter M of the Code imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and the distribution and timely reporting of income and gains. (See “Taxes.”)

The Fund’s compliance with the diversification and income requirements will be based upon its share of the assets and income of the Master Fund, which will be classified as a partnership for U.S. federal income tax purposes.

In order to satisfy these requirements, the Master Fund will invest primarily in a portfolio of private investment funds, including both private investment funds organized outside of the United States that are classified as corporations for U.S. tax purposes and are expected to be treated as passive foreign investment companies (“PFICs”) and private investment funds that are classified as partnerships for U.S. federal income tax purposes, Investment Funds that are themselves RICs, and in direct investments that satisfy RIC diversification and income requirements. With respect to the Master Fund’s investments in a partnership, the Master Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and the Fund must look through to the character of such items of gross income earned by the partnership, both for purposes of the tax treatment of specific investments made by such partnerships and in applying the RIC qualifying income test. Income derived by the Fund through the Master Fund from an investment in a partnership is treated as qualifying income for RIC purposes

12

SUMMARY OF TERMS

only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Fund. Similarly, the Fund through the Master Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification. The Master Fund will need to closely monitor its investments in funds that are treated as partnerships in order to assure the Fund’s compliance with Subchapter M requirements. (See “Taxes.”)

Distributions and Dividend Reinvestment

Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring routine distributions of income.

Each Member will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Fund or to a Member’s broker or other intermediary (who should be directed to inform the Fund).

ERISA Plans	Entities subject to ERISA may purchase Shares provided they meet certain qualifications. (See “ERISA Considerations.”)

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund Agreement.

Reports to Members

The Fund furnishes to Members as soon as practicable after the end of each calendar year, information on IRS Form 1099 as is required by law to assist the Members in preparing their tax returns. The Fund sends to Members unaudited semi-annual and audited annual reports no later than 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act or other applicable law. Members may also receive interim reporting regarding the Fund. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

The Fund’s semi-annual and annual reports contain financial statements that provide important information regarding the operations of the Fund, its investments and its investment performance. Prospective investors should obtain and review the Fund’s most recent annual report and, if more recent, the Fund’s latest semi-annual report, before investing.

Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending March 31. The 12-month period ending October 31 of each year is the taxable year of the Fund.

Custodian	The Bank of New York Mellon serves as custodian for the assets of the Fund.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund.

*            *              *

13

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees of the Fund and the Master Fund that investors can expect to bear. Capitalized terms used in this Summary of Fund Expenses shall have the meanings set forth below.

[To Be Updated]

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price) (1)	1.25%

Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee(2)	1.50%
Other Expenses(3)	[ ]%
Acquired Fund Fees and Expenses(4)	[ ]%
Total Annual Expenses(5)	[ ]%

(1)

In connection with initial and additional purchases of Shares, investors may be charged a sales load of up to 1.25% of the investment amount. No Sales Load is charged to certain types of investors. (See “Purchasing Shares.”)

(2)

Includes the Advisory Fee of the Master Fund and the Management Fee of the Fund. The Advisory Fee is a monthly fee payable at the annual rate of 1.00% of the net assets of the Master Fund determined as of the last business day of each month. In accordance with the terms of a separate agreement between the Adviser and the Fund (the “Management Agreement”), a fee is calculated and paid monthly at an annual rate of 0.50% of the net assets of the Fund determined as of the last business day of each month prior to any withdrawal or distribution during the month (the “Management Fee”).

(3)

Based on expenses for the fiscal year ended March 31, 2019. Includes the Fund’s expenses (other than the Management Fee) and the Fund’s share of the Master Fund’s operating expenses (other than the Advisory Fee).

(4)

The acquired fund fees and expenses (AFFE) are the expenses indirectly incurred by the Fund as a result of the Master Fund’s investments in the underlying Investment Funds. AFFE are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect the Acquired Fund Fees and Expenses line item. In addition, the Investment Funds held by the Fund will change, which further impacts the calculation of AFFE. Generally, management fees payable to Investment Managers of the Investment Funds will range from 0% to 2.5% (annualized) of the average net asset value of the Fund’s investment in such Investment Funds. In addition, most Investment Managers charge incentive compensation based on a percentage of the appreciation of the applicable Investment Fund over a specific performance period. Such percentage typically ranges from 15% to 25% although it is possible that such range may be exceeded for certain Investment Managers. AFFE in the future may be substantially higher or lower because the performance fees paid to some Investment Managers may fluctuate over time. The amounts charged by the underlying Investment Funds are not paid to the Adviser and represent the costs incurred indirectly by investing in the Investment Funds. The “Total Annual Expenses” line item disclosed above will differ significantly from the ratio of expenses to average net assets (i.e., the Fund’s expense ratio) that is included in the financial statements in the Fund’s annual report because (a) the Fund’s financial statements will depict the Fund’s expenses and (b) the Fund’s financial statements will not include the portion of Acquired Fund (Investment Fund) Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table.

(5)

As described below, the Fund is subject to an Expense Limitation Agreement with the Adviser. Under the terms of the Expense Limitation Agreement, the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees or pay or absorb expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund and any indemnification expenses of the Master Fund, but excluding any fees, expenses and incentive allocations of the Investment Funds) to the extent necessary to limit the ordinary operating expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the Fund and the Master Fund) to 2.02% per annum of the Fund’s average monthly net assets. The ordinary operating expenses of the Fund and the Master Fund include the Management Fee and the Advisory Fee, respectively. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Recoupment will be made as promptly as possible, but will be limited to the lesser of (a) the expense cap in effect at the time of a waiver and (b) the expense cap in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect until July 31, 2020, and will terminate unless renewed by the Adviser.

The purpose of the table above and the following examples is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various costs and expenses of the Fund, see “The Adviser,” “Fees and Expenses” and “Administrator and Transfer Agent.”

14

SUMMARY OF FUND EXPENSES

EXAMPLE

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]

An investor would pay the following expenses on a $25,000 investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]

The examples above are based on the fees and expenses of the Fund set forth above and should not be considered a representation of future expenses. The examples for one year reflect the contractual expense limitation described above. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples.

15

FINANCIAL HIGHLIGHTS

The information contained in the tables below sets forth selected information derived from the financial statements contained in the Fund’s annual report for the fiscal year ended March 31, 2019 (the “Annual Report”) which has been audited by PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm. PwC’s report, along with the Fund’s and the Master Fund’s financial statements, are included in the Annual Report. The Annual Report is incorporated by reference into this Prospectus. The Fund’s annual and semi-annual reports, and the financial statements contained therein, have been filed with the SEC and are available upon request and without charge by visiting the SEC’s website (http://www.sec.gov) or by writing to the Fund at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611 or by calling the Fund at (877) 355-1469.

[To Be Updated]

Per Share operating performance:

Net asset value per Share, beginning of year

Income/(loss) from investment operations:

Net investment loss

Net realized and unrealized gain/(loss) from investment operations

Total income/(loss) from investment operations

Distributions to Members from net investment income

Net asset value per Share, end of year

Ratios to average Members’ Capital:

Net investment loss – net of expense limitation reimbursement

Expenses – gross of expense limitation reimbursement

Expenses – net of expense limitation reimbursement

Total return

Members’ Capital, end of year ($000)

[To Be Updated]

Grosvenor Registered Multi-Strategy Master Fund Portfolio Turnover

	Years Ended March 31
	2019	2018	2017	2016	2015
Portfolio turnover rate (a)	[ ]%	13.93%	20.57%	0.40%	22.24%

    (a)     The ratio excludes in-kind transactions.

16

THE FUND

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified, management investment company. The Fund was organized as a limited liability company under the laws of Delaware on October 26, 2009. The Fund invests substantially all of its assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”), a Delaware limited liability company that is also registered under the 1940 Act. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). Certain interests in Investment Funds are held by GRF Domestic Sub-Fund, LLC (the “Sub-Fund”), a Delaware limited liability company and wholly-owned subsidiary of the Master Fund. The Master Fund complies with the 1940 Act provisions governing investment policies, capital structure and leverage on an aggregate basis with the Sub-Fund. The Sub-Fund complies with the 1940 Act provisions relating to affiliated transactions and custody. The Sub-Fund has been established for tax purposes to hold certain liquidating interests. The Fund’s principal office is located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611, and its telephone number is (312) 506-6500. Oversight responsibility over the overall management and operations of the Fund is vested in the individuals who serve on the board of directors of the Fund (the “Board of Directors”). (See “Board of Directors.”) Investors who acquire interests in the Fund (“Shares”) in the offering being made hereby, will become members of the Fund (“Members”).

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are commingled asset pools that are not registered under the 1940 Act and that are generally offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based compensation. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

The Fund is similar to a private investment fund in that the investment portfolios of the Investment Funds in which the Fund indirectly invests through the Master Fund may be actively managed, and Shares generally will be sold in large minimum denominations ($25,000) only to qualified investors. In addition, the Investment Managers who manage the Investment Funds are typically entitled to receive performance-based compensation. Like other closed-end investment companies, however, the Fund has registered under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”) to be able to publicly offer Shares without limiting the number of investors that can participate in its investment program. Accordingly, the structure of the Fund is designed to permit a larger number of investors to participate in the Fund’s investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

17

INVESTMENT PROGRAM

Investment Objective

The Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. In pursuing its investment objectives, the Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company. The Master Fund has the same investment objectives and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a “master/feeder fund” arrangement. Grosvenor Capital Management, L.P. (the “Adviser” or “GCMLP”) serves as the investment adviser of the Master Fund and as the management services provider of the Fund.

The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Investment Funds are commonly known as “hedge funds” and are managed by selected Investment Managers who specialize in the chosen strategies. The Master Fund generally invests in between 15 and 40 Investment Funds.

Investment Strategy

Investment Managers are selected on the basis of various criteria, as described further below. Investment Managers selected generally conduct their investment programs through Investment Funds. Generally, Investment Funds are private investment funds that have investors other than the Master Fund. The Master Fund currently intends to invest its assets primarily in Investment Funds.

The Investment Managers utilized by the Master Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of an Investment Manager’s investment program, and involve certain risks. Certain Investment Managers may use leverage, which also entails risk, including significant amounts of leverage, as Investment Funds may not be subject to any limits on the amount of leverage that they can employ. The Investment Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act. The Master Fund may invest in Investment Funds offered as private funds in the United States that are not subject to substantial regulation in other countries as well as Investment Funds that are subject to substantial regulation such as UCITS funds based in the European Union and that adhere to the European Union Undertakings for Collective Investment in Transferable Securities as implemented by the jurisdiction where the Investment Fund is based. Neither the Fund nor the Master Fund will invest 25% or more of the value of their total assets in Investment Funds that focus on investing in any single industry or group of related industries.

Investment Philosophy	The investment process for the Master Fund is based on three fundamental principles: 1. Seek Absolute Returns

18

INVESTMENT PROGRAM

●

Focus on investment strategies and sub-strategies (collectively, “investment strategies”) that, when combined, generally seek to achieve positive returns that are not dependent upon directional movements of traditional equity and fixed-income markets.

	2.	Superior Investment Managers

● Identify and invest with Investment Managers that GCMLP regards as among the most talented Investment Managers available on a global basis within their respective investment strategies.

	3.	Diversification

●

Combine investment strategies that historically have, over the long-term, demonstrated a relatively low degree of correlation to each other into a broadly-diversified portfolio in an effort to reduce volatility and mitigate strategy and market risks.

● Seek to select multiple Investment Managers within each investment strategy in an effort to enhance diversification and reduce manager-specific risk.

Risk Management	GCMLP’s investment process for the Master Fund is designed to control risk through the construction of a portfolio that:

	●	Includes investments that are spread across a broad range of investment strategies and Investment Managers; and

	●	Focuses on Investment Managers that GCMLP regards as among the most talented available within their respective investment strategies.

GCMLP’s Investment Process

GCMLP’s investment process is overseen by its Hedge Fund Strategies Investment Committee (“Investment Committee”) (discussed below) and implemented by three primary teams within its investments department (“Investments Department”): manager research, portfolio management, and risk management.

GCMLP’s investment process involves five basic facets:

	1.	Identifying, evaluating and approving investment strategies for GCMLP-Managed Accounts, including the Master Fund

GCMLP’s manager research team (“Manager Research Team”) assists the Investment Committee in identifying and evaluating investment strategies that may be appropriate for one or more investment vehicles or accounts managed or advised by GCMLP (each such investment vehicle or account, a “GCMLP-Managed Account”), including the Master Fund. The Investment Committee is responsible for approving (or disapproving) such investment strategies.

In determining whether to approve a particular investment strategy, the Investment Committee examines and evaluates various factors such as: (i) the historical returns of the strategy in various market environments; (ii) the fundamental factors driving the expected profitability of the strategy; (iii) the expected returns from the strategy over a market cycle (generally three to five years); (iv) the expected variability of the strategy’s returns over a market cycle; (v) the magnitude of a potential loss in extremely adverse markets; (vi) the extent to which the performance of the strategy is expected to correlate with that of traditional market indices, as well as with investment strategies already being used by GCMLP-Managed Accounts and with certain other investment strategies; (vii) the liquidity characteristics of the underlying securities used in implementing the strategy; (viii) the amounts and forms

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of leverage typically employed by Investment Managers implementing the strategy; (ix) the degree of difficulty in pricing and hedging the underlying securities used in implementing the strategy; (x) the cost of implementing the strategy, including transaction costs and fees and expenses paid to the Investment Managers that implement the strategy; (xi) the quality of the pool of Investment Managers available to implement the strategy; and (xii) the potential impact of macroeconomic factors on the strategy.

The Investment Committee typically focuses on identifying strategies that rely on a fundamental investment approach and that employ techniques designed to mitigate systemic or market risks. The Investment Committee believes that such strategies are better suited to achieving quality returns than strategies driven solely by “market timing” or market direction.

As discussed in greater detail below under the sub-heading “Investment Strategies,” the Investment Committee currently approves Investment Funds in various categories of investment strategies for investment by the Master Fund.

The Investment Committee, with input from the Research, Risk Management and Portfolio Management Teams, develops its outlook for investment strategies and underlying exposure categories based upon its evaluation of the risk/reward profiles of such investment strategy or underlying exposure category.

The Investment Committee’s outlook for such investment strategies and underlying exposure categories determines guidelines specifying the target percentages of assets – usually determined as a range – that the Master Fund’s Portfolio Management Team generally follows in proposing portfolio allocations to particular investment strategies and underlying exposure categories. The Investment Committee ordinarily considers factors such as:

●   the macroeconomic environment;

●   the Investment Committee’s assessments of current and prospective opportunity sets;

●   communications with investment managers and other market participants;

●   capital inflows/outflows within strategies;

●   price movements across various asset classes; and

●   other strategy-specific fundamental and technical factors and drivers.

2.  Identifying, evaluating and approving particular Investment Managers and particular Investment Funds managed by them

GCMLP’s process for identifying, evaluating and approving particular Investment Managers and particular Investment Funds managed by them has four key phases:

●   Identifying Potential Investment Managers

The Manager Research Team seeks to identify promising Investment Managers within each investment strategy that has been approved by the Investment Committee. Although the Manager Research Team uses a number of methods to identify potential Investment Managers, it relies heavily upon GCMLP’s extensive network of industry contacts, proprietary databases and other industry data to source Investment Managers and Investment Funds. Examples of specific sources include: (i) internally generated “peer universe” reports in each

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strategy that include Investment Managers from various sources; (ii) regular conversations with Investment Managers with whom we have existing investments; (iii) familiar senior-level staff who left positions at firms with which we invest and launched their own funds; (iv) conversations with, and referrals from, staff on the trading desks of major Wall Street investment firms; (v) attendance at industry conferences; (iv) participation in capital introduction programs offered by prime brokerage firms; (vii) daily review of industry-related journals and other publications; (viii) communication with consultants and investors; and (ix) third-party databases.

●   “Investment” Due Diligence with respect to such potential Investment Managers and Investment Funds they manage

If the Manager Research Team identifies an Investment Manager/Investment Fund that it regards as promising, GCMLP assigns an investment due diligence team (“Investment Due Diligence Team”) to that Investment Manager/Investment Fund, which is responsible for assessing:

--   certain qualitative factors relating to the potential Investment Manager, such as its investment philosophy, investment mandate and investment decision-making structure, the skills and commitment of its key professionals, its depth and breadth of experience in the relevant investment strategy, its investment and risk management processes, its organizational infrastructure and its stability; and

--   the quality of such potential Investment Manager’s or Investment Fund’s historical returns.

In conducting investment due diligence with respect to a potential Investment Manager/Investment Fund, the Investment Due Diligence Team assigned to the Investment Manager/Investment Fund typically will complete the following:

--   on-site visits to the Investment Manager’s primary investment office and, if applicable, key satellite investment offices;

--   reference checks on key investment personnel; and

--   a proprietary information packet that may include an introductory memorandum, a profile of the Investment Manager, a description of the proposed Investment Fund and a summary of completed due diligence, references and the nature of the quantitative and qualitative due diligence performed.

GCMLP’s risk management team (“Risk Management Team”) is responsible for performing due diligence (separately from our Manager Research Team) to assess the risk management processes (both quantitative and qualitative) and systems of Investment Managers and to analyze the risk and exposure of the Investment Funds managed by the Investment Managers.

●   “Operational” due diligence with respect to such potential Investment Managers and Investment Funds they manage, including legal due diligence

GCMLP’s operational due diligence team (“Operational Due Diligence Team”) evaluates the Investment Manager from an operational and legal perspective. The Operational Due Diligence Team is responsible for:

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--   reviewing and analyzing relevant legal and regulatory documentation;

--   utilizing independent third party investigative firms to perform background checks on the Investment Manager, its key personnel, the target Investment Fund and (if applicable) the independent directors of the Investment Fund; and

--   evaluating the people, processes and systems that support the Investment Manager’s infrastructure and operations.

The Operational Due Diligence Team is charged with evaluating a potential Investment Manager’s operational infrastructure and the overall design of the Investment Manager’s internal control environment. This evaluation includes a review of the audited financial statements of the target Investment Funds and evaluation of the audit firm engaged to audit the target Investment Funds.

●   Investment Committee and Operations Committee approval of the potential Investment Managers and Investment Funds they manage

The Investment Committee currently has four members: Mr. David S. Richter (Chair), Mr. David B. Small, Mr. Bradley H. Meyers and Mr. Frederick Pollock. The Investment Committee makes decisions by majority vote; however, Mr. Michael J. Sacks, GCMLP’s Chairman and Chief Executive Officer, has the authority to determine the outcome in the event of a tie and the authority to veto any affirmative decision made by the Investment Committee. If, however, the Investment Committee rejects or terminates an Investment Manager or Investment Fund, Mr. Sacks is not authorized to override the rejection or termination. Brief biographies of Messrs. Sacks, Richter, Small, Meyers and Pollock appear below.

Michael J. Sacks, Chairman and Chief Executive Officer, Office of the Chairman

●   Joined GCMLP, 1990

●   Previous Experience

¡   Harris Associates, L.P., 1988-1990

●   Education and Accreditations

¡   Northwestern University School of Law; J.D., 1988

¡   Northwestern University Kellogg School of Management; M.B.A., 1988

¡   Tulane University; B.A., Economics, 1984

¡   Member of Illinois Bar

David S. Richter, Hedge Fund Strategies Investment Committee Chair, Co-Head of Research

●   Associated with GCMLP since 1994; joined GCMLP, 2003

●   Previous Experience

¡   Waveland Capital Management, L.P. (Long/Short Equity Hedge Fund), 1994-2002

¡   JMB Realty Corporation, 1988-1994

¡   KPMG Peat Marwick, 1983-1988

●   Education and Accreditations

¡   University of Illinois; B.S. (summa cum laude), Accountancy 1983

¡   Certified Public Accountant

¡   AICPA Elijah Watt Sells Award, CPA Exam Scores

David B. Small, Managing Director, Hedge Fund Strategies

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Investment Committee Member

●   Consultant to GCMLP 1987-1993; joined GCMLP, 1994

●   Previous Experience

¡   David Bruce & Company, 1987-1993

¡   Philadelphia Insurance Research Group, 1979-1982

¡   Rapidata, 1978-1979

●   Education

¡   University of Chicago, Booth School of Business; M.B.A., Finance/Econometrics, 1986

¡   The Wharton School of the University of Pennsylvania; B.S., Economics, 1978

Bradley H. Meyers, Managing Director, Hedge Fund Strategies Investment Committee Member, Head of Portfolio Management

●   Joined GCMLP, 2003

●   Previous Experience

¡   Merrill Lynch, 1999-2001

¡   PricewaterhouseCoopers LLP, 1997-1999

●   Education and Accreditations

¡   University of Chicago Booth School of Business; M.B.A., 2003

¡   University of Illinois; B.S., Accounting, 1997

¡   Certified Public Accountant

Frederick Pollock, Managing Director, Hedge Fund Strategies Investment Committee Member, Private Markets Investment Committee Member, Co-Head of Research, Office of the Chairman

●   Joined GCMLP, 2015

●   Previous Experience

¡   Morgan Stanley, 2006-2015

¡   Deutsche Bank, 2005-2006

●   Education

¡   Harvard Law School; J.D., 2004

¡   University of Nevada; B.S., Economics, 2001

The Investment Committee must approve a particular Investment Manager and particular Investment Funds managed by such Investment Manager from an “investment” and “risk” perspective before GCMLP may invest the assets of the Master Fund in such Investment Funds.

In connection with approving particular Investment Managers and Investment Funds and from time to time thereafter, the Investment Committee determines guidelines specifying the target percentages of assets (usually determined as a range) that the Portfolio Management Teams generally follow in proposing, for the portfolios assigned to them, initial and subsequent portfolio allocations to a particular Investment Fund or Investment Funds managed by a particular Investment Manager (“Target Allocations”).

GCMLP’s operations committee (the “Operations Committee”) currently has four members: Mr. Paul A. Meister (Chair), Mr. Ivaldo M. Basso, Mr. Francis O. Idehen and Mr. Burke J. Montgomery. The Operations Committee makes decisions by majority vote. As is the case with respect to decisions made by the Investment Committee, Mr. Sacks has the authority to veto any decision made by the Operations Committee. However, if the Operations Committee rejects or terminates a particular Investment Manager or Investment Fund,

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Mr. Sacks is not authorized to override such rejection or termination. Brief biographies of Messrs. Meister, Basso, Idehen and Montgomery appear below.

Paul A. Meister, Vice Chairman, Office of the Chairman

●   Joined GCMLP, 1991

●   Previous Experience

¡   Barack, Ferrazzano, Kirschbaum, & Nagelberg, L.L.P., 1987-1989; 1990-1991

¡   Sportmart, 1989-1990

●   Education and Accreditations

¡   Northwestern University School of Law; J.D. (cum laude), 1987

¡   University of Illinois; B.S., Accounting, 1984

¡   Certified Public Accountant

¡   Member of Illinois Bar

Ivaldo M. Basso, Managing Director, Chief Financial Officer, Operations Committee Member

●   Joined GCMLP, 2004

●   Previous Experience

¡   Ernst & Young, L.L.P., 2002-2004

¡   Arthur Andersen, L.L.P., 1994-2002

●   Education and Accreditations

¡   Northern Illinois University; B.S., Accounting, 1994

¡   Certified Public Accountant

Francis O. Idehen, Managing Director, Chief Operating Officer, Office of the Chairman

●   Joined GCMLP, 2017

●   Previous Experience

¡   Exelon Corporation, 2011-2017

¡   Intel Corporation, 2007-2011

¡   Lehman Brothers, 2006-2007

¡   J.P. Morgan Chase & Company, 2004

¡   Streamline Capital, LLC, 2000-2003

¡   Goldman Sachs, 1999-2000

●   Education and Accreditations

¡   Harvard Business School; M.B.A., 2006

¡   Yale University; B.A., Economics, 1999

Burke J. Montgomery, J.D., Managing Director, General Counsel, Operations Committee Member

●   Joined GCMLP, 2004

●   Previous Experience

¡   Sidley Austin L.L.P., 2000-2003

●   Education and Accreditations

¡   Indiana University-Bloomington Maurer School of Law; J.D. (cum laude), Executive Editor of the Indiana Law Journal, 1999

¡   University of Notre Dame; B.A., History, 1996

¡   Member of Illinois Bar

The Operations Committee must approve a particular Investment Manager and particular Investment Funds managed by such Investment Manager from an “operational” perspective before GCMLP may invest the assets of the Master Fund in such Investment Funds.

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3.  Establishing investment objectives and constraints for the Master Fund

GCMLP and the Fund have agreed to certain investment objectives and constraints for the Master Fund (“Investment Objectives and Constraints”). GCMLP, as part of its risk management program for the Master Fund, manages the Master Fund’s portfolio on a day-to-day basis in accordance with these Investment Objectives and Constraints.

The Board and GCMLP may re-evaluate the Investment Objectives and Constraints from time to time based on various factors, including their assessment of market conditions, and may amend or modify the Investment Objectives and Constraints from time to time based on such re-evaluations. Such modifications may be made without notice to investors in the Master Fund.

GCMLP seeks to ensure that whenever the Master Fund invests in, or withdraws or redeems capital from, an Investment Fund, the Master Fund does so in accordance with the Investment Objectives and Constraints in effect at the time of such investment or withdrawal or redemption. In certain cases, however, the Master Fund may fall out of compliance with the Investment Objectives and Constraints because of, among other things, appreciation or depreciation in the value of investments, recharacterization or reclassification of investments, limitations on withdrawals or redemptions by one or more Investment Funds, inadvertent errors or other factors that are beyond GCMLP’s control.

Should the Master Fund not be in compliance with the Investment Objectives and Constraints, GCMLP ordinarily will implement measures designed to bring the Master Fund into compliance with the Investment Objectives and Constraints as soon as reasonably practicable. In certain cases, however, factors (such as liquidity restrictions relating to one or more investments) may affect GCMLP’s ability to bring the Master Fund into compliance with the Investment Objectives and Constraints in an expeditious manner.

In certain cases, the Investment Committee may recommend that, under the circumstances, it is appropriate to modify an Investment Objective or Constraint, or to adjust or refine the method or formula by which compliance with an Investment Objective or Constraint is tested, resulting in the change of the status of the Master Fund from non-compliant to compliant. The Investment Committee may also conclude and recommend that, under the circumstances, it is appropriate for the Master Fund to continue to be non-compliant, even though the Investment Committee has also concluded that, as a general matter, it is not appropriate to modify the relevant Investment Objective or Constraint or to adjust or refine the method or formula by which compliance with such Investment Objective or Constraint is tested.

4.  Constructing a portfolio designed to meet the objectives of the Master Fund, through the use of approved investment strategies and Investment Funds

Mr. David S. Richter and Mr. Bradley H. Meyers, who are members of GCMLP’s Investment Committee, assign a portfolio management team (“Portfolio Management Team”) to each GCMLP-Managed Account, including the Master Fund. Each Portfolio Management Team consists of one or more portfolio managers, one or more senior portfolio analysts and one or more junior portfolio analysts, and is led by a portfolio manager designated by the Portfolio Committee. The Portfolio Management Team assigned to a particular GCMLP-Managed Account is responsible for evaluating portfolio composition and proposing allocation changes for

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such GCMLP-Managed Account.

Mr. Meyers has general oversight over the functions of each Portfolio Management Team. The Portfolio Committee has designated Mr. Matthew R. Leimetter as the portfolio manager of the Master Fund.

Matthew R. Leimetter, Executive Director, Hedge Fund Strategies

•   Joined GCMLP, 2012

•   Previous Experience

¡   Merrill Lynch, 2010-2012

•   Education and Accreditations

¡   Boston College; B.S., Finance and Leadership in Management, 2010

The Master Fund’s Portfolio Management Team is responsible for proposing the initial portfolio of the Master Fund, and for proposing changes to such portfolio from time to time by employing a combination of “top-down” and “bottom-up” inputs. The “top-down” inputs consist of:

•   the Master Fund’s Investment Objectives and Constraints;

•   using strategies consistent with the relevant mandate;

•   the requirement to use Investment Managers and Investment Funds that have been approved both by the Investment Committee and the Operations Committee; and

•   the Target Allocations applicable to the Master Fund.

The “bottom-up” inputs consist of the Master Fund’s Portfolio Management Team’s judgment in selecting and proposing the allocation of capital to approved Investment Funds in a manner that the Portfolio Management Team determines to be appropriate in light of the Master Fund’s Investment Objectives and Constraints and other investment restrictions. The Master Fund’s Portfolio Management Team bases its allocation proposals upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

The Master Fund’s Portfolio Management Team may consider a number of factors in selecting Investment Funds for the Master Fund, including, but not limited to: the perceived attractiveness of the Investment Fund’s opportunity set; the Investment Fund’s strategy, sub-strategy and region, and the exposure bias and investment style of its Investment Manager (e.g., generalist versus sector specialist, shorter-term versus longer-term investment horizon, level of activism, value versus growth orientation, concentrated versus diversified, long- versus short-bias, etc.); correlation with other Investment Fund’s used by the Master Fund; compatibility of the Investment Fund’s liquidity provisions with those of the Master Fund; and the capacity of the Investment Fund to accept additional capital.

The Risk Management Team is responsible for analyzing the risk and exposure of each GCMLP-Managed Account, including the Master Fund, and developing technology solutions for risk evaluation, including risk aggregation.

The Master Fund’s Portfolio Management Team utilizes certain quantitative analytical reports developed by the Risk Management Team and generated by GCMLP’s proprietary risk management software (as well as certain third-party software) to test and refine its judgment regarding: (i) its selection of Investment Managers/Investment Funds for the Master

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Fund; and (ii) the amount of assets to be allocated to each such Investment Manager/Investment Fund. Such reports are designed to enable the Master Fund’s Portfolio Management Team to evaluate the risk and return characteristics of proposed alternative allocations to particular Investment Managers. Such reports currently consist of historical simulation analyses, historical simulation stress tests and scenario analyses, forward-looking analyses, look-through exposure analyses, portfolio liquidity analyses, Value at Risk analyses, portfolio optimization and factor analyses.

Messrs. Richter and Meyers must review and approve all portfolio allocations proposed for the Master Fund by the Portfolio Management Team assigned to the Master Fund. Mr. Sacks has a veto right over portfolio management activity for the GCMLP-Managed Accounts, including the Master Fund.

5.  Monitoring investment strategies, Investment Managers and Investment Funds and adjusting the composition of each GCMLP-Managed Account, including the Master Fund, when GCMLP believes such adjustment is appropriate

Strategy Monitoring

Certain investment professionals within the Manager Research Team are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the Investment Committee. The Investment Committee reviews such findings to determine whether particular investment strategies (and the Target Allocations previously established by the Investment Committee) continue to be appropriate. The Investment Committee may decide to add or terminate a particular investment strategy, or change the position size target ranges applicable to such investment strategy, based on any number of factors, such as: (i) better alternatives for investing the capital invested in such investment strategy; (ii) changes in the expectations for such investment strategy; or (iii) changes in the investment or economic environment.

Investment Monitoring

The Manager Research Team assigned to a particular Investment Manager and Investment Fund are responsible for staying abreast of current developments affecting the Investment Manager/Investment Fund and communicating its findings to the Investment Committee and Portfolio Management Teams, including the Master Fund’s Portfolio Management Team.

The Manager Research Team monitors certain aspects of Investment Manager/Investment Fund performance and communicates from time to time with Investment Managers to review the performance of the Investment Funds managed by such Investment Managers and to discuss such Investment Managers’ investment outlook.

GCMLP obtains certain exposure-level information designed to enable the Investment Committee, the Master Fund’s Portfolio Management Team and the Manager Research Team to analyze various investment strategies, markets and sectors on a “look-through” basis. Although GCMLP does not require that Investment Managers provide position-level transparency, Investment Managers provide aggregated, portfolio-level information with respect to the invested positions and risk profiles of their Investment Funds. This information typically includes, but may not be limited to, data related to each Investment Fund’s long, short, gross and net exposure,

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industry sector and/or geographic exposure (where appropriate), concentration, and leverage. The information set provided by Investment Managers varies depending upon their investment strategy focus and investment style. This summary-level risk information is augmented through ongoing conversations with the Investment Manager of the Investment Fund and, together with such conversations, is intended to provide an overall view of the relevant Investment Fund’s risk exposure.

The Risk Management Team also monitors each Investment Manager, Investment Fund and GCMLP-Managed Account on an ongoing basis, so as to understand the key drivers of risk at the strategy, Investment Fund and systematic level and to recommend, to the Investment Committee, appropriate measures to mitigate the potential impact of such risks on the GCMLP-Managed Accounts.

Generally, GCMLP intends to make medium- to long-term commitments to Investment Managers on behalf of GCMLP-Managed Accounts, including the Master Fund, in order to give the Investment Managers a reasonable opportunity to achieve their objectives. The Investment Committee, however, may decide to terminate an existing Investment Manager based on any number of factors, such as: (1) disappointing performance relative to the Investment Committee’s expectations for the Investment Manager or to other Investment Managers using the same general type of investment strategy; (2) indicators of excessive risk taking (such as exposure, concentration, or performance data) that are inconsistent with the Investment Committee’s expectations; (3) deviation from stated investment strategy; (4) deviation from area of expertise; (5) significant revisions of reported results; and (6) a change in circumstances regarding the Investment Manager, including but not limited to changes in the Investment Manager’s investment process or style, in the type or amount of the Investment Manager’s assets under the management, in the types of products offered by the Investment Manager, in key personnel, in the terms and conditions of investments in the Investment Funds managed by the Investment Manager; new conflicts of interest affecting the Investment Manager; legal or ethical issues; lack of or misleading disclosure; and/or withdrawal of the Investment Manager’s investment or withdrawal of investments by the Investment Manager’s personnel.

These factors, either alone or in combination, are not necessarily grounds for immediate Investment Manager/Investment Fund termination, but may lead the Investment Committee to place an Investment Manager on its “watch list,” triggering additional due diligence measures relating to the factors that resulted in the decision to place such Investment Manager on the “watch list.” No additional capital of the Master Fund may be allocated to an Investment Manager/Investment Fund once the Investment Manager/Investment Fund is placed on the Investment Committee’s “watch list.” The Investment Committee may remove an Investment Manager/Investment Fund from its “watch list” if the results of the review are favorable, or terminate the Investment Manager/Investment Fund if the results of the review are unfavorable. While the Investment Committee may elect to terminate an Investment Manager/Investment Fund, its ability to cause GCMLP-Managed Accounts, including the Master Fund, to fully withdraw or redeem from the Investment Manager’s Investment Funds may be limited by the investor liquidity provisions of such Investment Funds.

The Investment Committee also may determine that developments at the Investment Manager should be followed more closely for a period of time – perhaps an extended period of time – before reaching a final decision.

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Monitoring of Investment Managers’ Operations

The Operational Due Diligence Team is responsible for staying abreast of current developments affecting the Investment Managers’ personnel, infrastructure, operations and service providers, as well proposed amendments to the governing documents of Investment Funds managed by the Investment Managers, and for communicating its findings to the Operations Committee.

The Operational Due Diligence Team monitors certain aspects of the Investment Managers’ operations, which prompts frequent communication with the Investment Managers. The Operational Due Diligence Team follows procedures designed to: (i) identify inaccuracies in financial results and Investment Fund valuations reported by Investment Managers; (ii) identify changes in the Investment Managers’ personnel, processes or systems that support the Investment Managers’ operations; (iii) identify changes in third-party service providers such as administrators or auditors used by the Investment Managers; and (iv) determine the nature and extent of future due diligence procedures to perform.

The Operational Due Diligence Team, through its monitoring procedures discussed above, may identify issues that are not necessarily grounds for immediate Investment Manager/Investment Fund termination, but may lead the Operations Committee to place an Investment Manager/Investment Fund on its “watch list,” triggering additional due diligence measures relating to the factors that resulted in the decision to place such Investment Manager/Investment Fund on such list. No additional capital of the Master Fund may be allocated to an Investment Manager/Investment Fund once the Investment Manager is placed on the Operations Committee’s “watch list” without the specific approval of the Operations Committee (which may delegate such approval authority in certain cases). The Operations Committee may remove an Investment Manager/Investment Fund from its “watch list” if the results of the review are favorable, or terminate the Investment Manager/Investment Fund if the results of the review are unfavorable. While the Operations Committee may elect to terminate an Investment Manager/Investment Fund, its ability to cause GCMLP-Managed Accounts, including the Master Fund, to fully withdraw or redeem from the Investment Manager’s Investment Funds may be limited by the investor liquidity provisions of such Investment Funds. The Operations Committee also may determine that developments at the Investment Manager/Investment Fund should be followed more closely for a period of time – perhaps an extended period of time – before reaching a final decision.

The Operational Due Diligence Team is also responsible for: (1) periodically updating background investigations into the key personnel of the Investment Managers; and (2) communicating its findings to the Operations Committee.

Portfolio Adjustment

The Master Fund’s Portfolio Management Team is responsible for proposing changes to the portfolio of the Master Fund from time to time in a manner designed to comply with the Master Fund’s investment objectives. The Master Fund’s Portfolio Management Team is likely to propose changes to the amounts it wishes to allocate to particular Investment Managers/Investment Funds on behalf of the Master Fund from time to time, in a continuing effort to achieve the Master Fund’s

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investment objectives, based on factors such as: (1) the Investment Committee’s approval of new Investment Managers or termination of existing Investment Managers/Investment Funds; (2) changes in the Master Fund’s investment restrictions; and (3) such Portfolio Management Team’s ongoing analysis of Investment Manager/Investment Fund allocations in light of the Master Fund’s investment objectives.

Investment Strategies

The Master Fund pursues a broad range of various strategies discussed below. The descriptions of the categories of investment strategies and sub-strategies approved by the Investment Committee may change from time to time without notice to Members.

GCMLP classifies each Investment Fund that has been approved by the Investment Committee into specific strategy and sub-strategy categories based upon such Investment Fund’s primary investment strategy. GCMLP’s current strategy and sub-strategy categories applicable to the Master Fund are as follows:

•   Credit Strategies

›   Fundamental credit

›   Structured credit

›   Long-short credit

›   Distressed credit

›   Emerging market credit

›   Specialist credit

•   Relative Value Strategies

›   Convertible arbitrage

›   Fixed-income arbitrage

›   Option volatility arbitrage

›   Diversified relative value

•   Equity Strategies

›   Directional equity

›   Low-net equity

›   Fundamental market neutral equity

›   Activism

›   Event driven

›   Emerging market equity

›   Specialist equity

• Quantitative Strategies › Directional quantitative strategies › Non-directional quantitative strategies • Multi-Strategy • Macro Strategies › Diversified macro › Emerging market macro

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›   Specialist Macro

•   Commodities Strategies

›   Diversified commodities

›   Specialist commodities

•   Portfolio Hedging Strategies

›   Dedicated short equity

›   Dedicated short credit

›   Volatility protection

›   Opportunistic hedging

Credit Strategies

Credit strategies include directional and hedged investments in debt securities, credit derivatives and related instruments. The primary investment approaches include fundamental credit, structured credit, long-short credit, distressed credit, emerging market credit, and specialist credit. Credit strategies, although diverse, can exhibit highly correlated losses during certain market periods.

Fundamental Credit

Fundamental credit consists primarily of diversified credit portfolios that may engage in a wide range of investment approaches including, but not limited to, distressed investing, high-yield credit, and direct lending. Investment Managers assigned to this category typically have a net credit exposure greater than 50% net long.

•   Distressed investing consists primarily of long and short directional investments in securities of companies that are in various stages of financial difficulty, including bankruptcy. The goal of the strategy is to earn an attractive absolute rate of return through investing in specific events with limited exposure to broad market fluctuations. Investment Managers seek to capitalize on market opportunities resulting from a lack of information, illiquidity, excessive selling pressure, and complexity of capital structures or securities.

•   High-yield credit involves taking long positions in levered loans or high-yield bonds. High-yield bonds are also known as “junk bonds”. The positions in this sub-strategy are motivated primarily by fundamental credit views that also may consider technical market factors such as short-term supply/demand imbalances. An Investment Manager may be long an issuing company’s credit either by investing directly in bonds or loans or by establishing a synthetic long position or short position through a credit default swap (“CDS”).

•   Direct lending investments are primarily in debt securities of issuers that require capital for growth, acquisitions, recapitalizations or changes of control. Such securities include first and second lien loans, as well as subordinated debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. An Investment Manager directly originates these loans, which typically include relatively high coupons and generous structuring fees. In order to compensate for the less liquid nature of the instruments and other inherent risks of direct lending, direct financing arrangements often will be collateralized with assets, include restrictive covenants and provide upside equity participation.

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Structured Credit

Structured credit consists of investments in residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and corporate credit-related structured credit instruments such as collateralized debt obligations (“CDOs”). These securitized products are created using a pool of actual credit assets (e.g. mortgages, corporate loans, etc.) and dividing the ownership of such pool into tranches in which the more senior tranches receive interest and principal payments first. Typically, each subsequent tranche only receives payments after the tranche before it is paid. This payment scheme is commonly referred to as a “waterfall”. The Investment Manager’s trade selection is then based on fundamental analysis of the underlying assets as well as analysis of the structured credit vehicle, including, but not limited to, the priority of interest and principal payments across the various tranches of the securitized product.

Long-Short Credit

Long-short credit consists primarily of long-short credit, correlation trades and credit volatility arbitrage.

•   Long-short credit involves taking long and short positions that reflect relative-value views between, or among, different credits, groups of credits, sectors or indices. The positions in this sub-strategy typically are motivated by fundamental credit views with an appreciation for market technicals. One example of a long-short credit trade is a pairs trade in which the Investment Manager may be long a company’s CDS and short a competitor’s CDS. Not all positions entail related credits; for example, an Investment Manager may construct a portfolio that is long a basket of telecom credits via a CDS and short a basket of financial services credits via a CDS.

•   Correlation trades involve arbitraging perceived mispricings in baskets or portfolios of credits versus the individual components of the basket, an index or a highly-correlated derivative of the basket. Frequently, the trade is structured to be neutral to credit spread movements in the broad market. The securities used in the arbitrage may include CDOs, synthetic CDOs, bespoke CDS baskets, credit indices, and individual CDSs. Synthetic CDOs are similar to CDOs, except that the credits are included in the pool via CDS contracts instead of cash bonds. Bespoke CDS baskets represent a collection of credits that are selected individually to create a customized hedge of specific portfolio risks. These instruments are less liquid due to their customized nature.

•   Credit volatility arbitrage typically involves buying and selling options on credit spreads of individual companies or on traded indices. An Investment Manager also may buy and sell volatility across various asset classes. In this strategy, an Investment Manager invests based upon an expectation that the volatility (rather than the price) of the credit asset(s) will either rise or fall. For example, an Investment Manager may sell volatility via options on credit spreads and buy volatility on the same company via the equity markets. Credit volatility arbitrage managers typically invest in liquid instruments including index options and credit default swaps, which allow them to take advantage of discrepancies in the implied volatility of the underlying securities.

Distressed Credit

Distressed Credit consists of Investment Funds that are explicitly focused on capturing opportunities in distressed situations primarily in corporate capital structures and at times within sovereign credits. This may range from buy-and-hold fundamental value identification to distressed activism, capital structure

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arbitrage within stressed or distressed capital structures, or various forms of documentation arbitrage.

Emerging Market Credit

Emerging Market Credit consists of Investment Funds that opportunistically invest in stressed, distressed and other value-oriented investments in emerging markets on a dedicated basis. Such investments may extend across the corporate capital structure and could periodically include more junior claims. Additionally, emerging market credit investments may at times include sovereign credit or rate positions, both long and short, either as value investment opportunities or as portfolio hedging tools.

Specialist Credit

Specialist credit consists of a variety of underlying strategies that tend to focus on niche subsets of global credit and fixed income markets. These will typically seek to exploit idiosyncratic mispricings or structural return premia available within the identified market segment. Examples of specialist credit strategies include, but are not limited to, aviation finance, litigation finance, origination platforms and trade finance.

Relative Value Strategies

Relative value strategies include convertible arbitrage, fixed income arbitrage, option volatility arbitrage and diversified relative value.

Convertible Arbitrage

Convertible Arbitrage strategies include a variety of strategies involving investments in convertible securities that Investment Managers perceive to be undervalued from a fundamental or volatility perspective. The primary convertible arbitrage strategies include, but are not limited to: long volatility or gamma trading, catalyst/event-driven investing and credit sensitive investing. In general, a position in each particular strategy involves taking a long position in convertible bonds or convertible preferred shares and short positions in the underlying common stock into which the convertible securities are exchangeable, in order to isolate the aspect of the security that the Investment Manager believes is mispriced and largely eliminate the effect of directional moves in the underlying stock price.

•   Long volatility or gamma trading primarily involves taking positions where the Investment Manager perceives that the volatility level of the underlying security implied by the price of the convertible security is too low relative to historical or expected future volatility of the security. The Investment Manager typically will fully hedge the long convertible position by shorting the appropriate amount of the underlying security and generally will make a profit if the underlying security exhibits high volatility. In the trades, the Investment Manager seeks to hedge interest rate and credit risk by using interest rate futures or swaps and credit derivatives.

•   Catalyst or event-driven investing involves taking positions where the Investment Manager expects that a catalyst or event will cause the implied volatility of the convertible bonds or the actual volatility of stock price changes to increase. Such catalysts may include new product announcements, litigation, management changes, or regulatory approval of a new drug. The Investment Manager typically will seek to hedge interest rate and credit risk by using interest rate futures or swaps and credit derivatives.

•   Credit sensitive investing involves taking positions where the Investment Manager expects that the financial condition of the underlying company

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will improve and credit spreads of the convertible bond will narrow. Such a view may be based on improved trends in earnings, refinancing of existing debt or the selling of assets. The credit risk of such a position typically will be largely unhedged.

Fixed Income Arbitrage

Fixed income arbitrage includes a variety of strategies involving investments in fixed income instruments designed to i) to eliminate or reduce exposure to changes in the level of interest rates; and/or ii) profit from perceived dislocations (i.e., anomalous yield differences) between related sets of fixed-income securities. Examples of types of fixed-income arbitrage trades include the following: yield curve arbitrage, swap spreads versus government yield spreads, cash versus futures basis trades, and U.S. government agency debt versus U.S. Treasuries and the trading of agency mortgage derivatives.

Option Volatility Arbitrage

Option volatility arbitrage managers typically invest in liquid instruments including options and variance swaps in order to trade volatility as an asset class. Investment Managers in this strategy focus on and invest in the volatility levels of an asset (or group of assets) rather than the price of such asset(s). For example, an Investment Manager may not have a defined view as to whether U.S. stocks are more likely to rise or fall; however such Investment Manager may have a clear view that the volatility of U.S. stocks will increase, and may therefore purchase call options on the Chicago Board of Options Exchange Volatility Index (“VIX”) which is a volatility index of the S&P 500. Exposures may be long, short, or neutral to the direction of implied volatility. Option volatility arbitrage strategies may be either directional or relative value in nature. Specifically, directional volatility arbitrage strategies seek to express a view on the likely trend of implied volatility across various asset classes including equities, foreign exchange, interest rates and commodities, whereas relative value volatility arbitrage strategies seek to exploit mispricings between multiple options or instruments containing implied volatility.

Diversified Relative Value

Diversified relative value strategies consist primarily of highly diversified multi-asset class portfolios that may engage in a wide range of investment approaches including, but not limited to convertible arbitrage, fixed income arbitrage and option volatility arbitrage, as well as a range of other strategies. Diversified relative value strategies will typically exhibit a low beta and correlation profile to traditional equity and fixed income benchmarks.

Equity Strategies

Equity strategies involve the purchase or short sale of equity and equity-linked instruments in global markets. Equity-linked instruments may include the following, all of which offer some form of equity-oriented exposure: equity options, futures, swaps or equity-linked notes. Investment Managers may prefer to invest through these instruments instead of traditional equities if they perceive benefits such as: cost efficiency, enhanced liquidity, potential for limited downside in some cases, potential for excess returns and/or the ability to be used for hedging purposes. An equity Investment Manager may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology, or consumer), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate, investing in securities without specific regard for their issuers’ capitalization, sector or geography. Some Investment Managers may employ an activist approach

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whereby they attempt to influence company management to take specific measures to maximize shareholder value, while others may utilize “top-down” macroeconomic analysis to guide capital-allocation strategies and fundamental security selection. An equity Investment Manager typically seeks to capitalize on discrepancies between such Investment Manager’s own evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on the one hand, and the consensus view reflected in the market price of such security, on the other hand. Some Investment Managers also may seek to extract value by being more trading-oriented or catalyst-driven.

To the extent GCMLP-Managed Accounts, including the Master Fund, invest with equity Investment Managers, GCMLP focuses and expects to continue to focus on Investment Managers that primarily employ “hedged equity” investment strategies. A hedged equity Investment Manager typically implements its particular investment strategy by establishing long and short positions in equity or equity-linked instruments. However, while hedged equity Investment Managers typically focus on establishing both long and short positions, some of these Investment Managers may focus exclusively on establishing long or short positions. In addition to selling securities short, an equity Investment Manager may seek to hedge portfolio exposure by using instruments such as exchange-traded funds, equity-linked options, index options and futures. Additionally, an Investment Manager may at times hold a portion of the portfolio in non-equity securities, including, but not limited to, preferred or convertible securities, equity options or at times fixed income instruments, though it is expected these exposures will represent a relatively minor portion of the portfolios’ overall exposure. An equity Investment Manager also may seek to manage risk by adopting “top-down” constraints on leverage, limits on net market exposure, net regional exposure and net sector exposure, position size limits, position stop-loss limits and parameters relating to the number of its positions. Equity sub-strategies include directional equities, low-net equities, fundamental market neutral equities, activism and specialist equity.

Directional Equity

Directional equity strategies consist primarily of diversified equity portfolios that may engage in a wide range of equity investment approaches. Investment Managers assigned to this category will often have net long equity exposure in excess of 50%.

Low-Net Equity

Low-net equity strategies consist primarily of diversified generalist equity portfolios that may engage in a wide range of equity investment approaches. Investment Managers assigned to this category typically have a net equity exposure greater than 50% net long in most market conditions and may at times have net short portfolio exposure.

Fundamental Market Neutral Equity

Fundamental market neutral equities consist primarily of portfolios that exercise a multi-portfolio manager investment approach and maintain a closely beta and factor hedged portfolio in most market environments, with underlying investment decision primarily based on fundamental security analysis (as opposed to various forms of quantitative analysis). Investment Managers assigned to this category typically have a risk adjusted net equity exposure that will average close to zero over a full market cycle.

Activism

Within the equity strategy, activism primarily relies on the ability of an Investment Manager to acquire a significant economic stake that will most

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frequently be held in the voting equity instruments of the company in order to influence management and corporate decisions in such a way as to increase the value of the holdings. Examples include seeking management changes, selling business units, securing special dividends and influencing financial restructurings.

Event Driven

Event driven strategies include investing in spin-offs, “stubs” (the remaining publicly traded equity left over after a buyout, spin-off or other restructuring), post-restructuring equities, post-bankruptcy equities, risk (merger) arbitrage, equities of companies involved in litigation and recapitalizations. A post-restructuring equity investment involves purchasing the equity of a company that has completed a recent restructuring, most commonly as part of a bankruptcy plan. Spin-offs are subsidiaries of large public companies that are distributed to investors as a means of enhancing shareholder value.

Risk arbitrage is a strategy that seeks to capitalize on perceived pricing discrepancies, or “spreads,” in the equity securities of two companies involved in announced corporate transactions, such as mergers, tender or exchange offers, reorganizations, liquidations and recapitalizations. For merger transactions, the strategy typically entails buying the security of the company being acquired, while simultaneously selling short the security of the acquirer. When a merger deal is pending, uncertainty about the outcome typically creates a pricing disparity; the stock of the target company typically sells at a discount to the expected acquisition price.

Investment Managers investing in merger arbitrage seek to capture the spread between the current stock price and the price upon the completion of the deal. In a cash/tender transaction, the Investment Manager seeks to capture the spread between the tender price and the price at which the target company’s stock is trading.

Emerging Market Equity

Emerging market equity strategies consist of Investment Funds focused specifically on investing in emerging markets. This may include a variety of portfolio construction methodologies and underlying investment techniques. Emerging market investing may differ in the risk/return, liquidity, legal infrastructure and accounting profile of underlying corporate reporting as compared to similar portfolio construction techniques deployed in developed equity markets.

Specialist Equity

The specialist equity strategy consists largely of niche sector, regional and market focused Investment Funds across a range of portfolio construction approaches. These strategies will typically seek to leverage a narrow, focused investment approach to isolate returns from particular market sectors that are uncorrelated with returns from broader global equity markets, or that generate attractive risk adjusted exposure to a specific market opportunity. Examples of specialist equity strategies include, but are not limited to, healthcare, energy and other sector focused funds, as well as regionally focused equity strategies.

Quantitative Strategies

Quantitative strategies include Investment Funds that primarily use quantitative mathematical models, and in some cases models that employ machine learning, to identify and implement underlying portfolio investments. Such quantitative mathematical models rely on patterns inferred from historical prices and other financial data in evaluating prospective investments. Machine learning techniques involve the use of mathematical models that have the capability to

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adjust based on information received. These formulas and models are typically developed and implemented using high-powered computers that may generate buy or sell indications to assist the Investment Manager in identifying securities and other financial instruments which appear mispriced based on the underlying models, furthermore, these systems will often implement buy or sell orders directly to brokers. The models used are often highly complex and rely on quantitative (and to a lesser extent, technical) analysis of large amounts of real-time and historic data with a view towards identifying pricing discrepancies, inefficiencies and/or anomalies.

In addition to the models described above, quantitative strategies may also employ models that focus more on fundamental analysis and research conducted by analysts (rather than computer-based quantitative and technical analysis) and models that combine two or more types of analysis in varying degrees. Fundamental analysis and research explores, among other things, issuers, industries, current market and financial conditions and an understanding of the drivers of change within these areas. Such fundamental analysis and research is expected to be generated by substantial numbers of external investment professionals, data vendors, market participants and/or other consultants and may be augmented by an Investment Manager’s internally generated fundamental analysis. The Investment Manager may apply systematic mathematical formulas to such analysis and research, or, may use such analysis and research alone, without further quantitative analysis to assist in developing their quantitative investment decision making process.

Multi-Strategy

Multi-strategy portfolios seek to obtain a broad range of the various strategies discussed herein. As such, multi-strategies portfolios are subject to the risks and limitations of the various underlying strategies that they use. While a multi-strategy portfolio seeks to limit the losses due to any particular underlying strategy via diversification, certain underlying strategies can exhibit highly correlated losses during certain market periods.

Macro Strategies

Global macro includes a variety of strategies involving investments based on analysis, expectations, and forecasts of macroeconomic trends; government and central bank policies; various macroeconomic and/or geopolitical events; and overall themes impacting regions, countries, sectors, or specific companies and the resulting impact on global capital markets. Specifically, trades within these strategies are typically based on analysis of broad factors including: governmental and central bank policies; political changes; deficit trends; trade imbalances; interest rate trends; commodity price trends; global investor sentiment; and inter-country government relations. Global macro strategies may be diversified in nature trading across a wide range of asset classes globally or may be specialized to focus on particular regions, or sub-sets of tradeable macroeconomic asset classes, such as currencies or rates.

Commodities Strategies

Investing in commodities includes a variety of strategies involving investments based on the evaluation of market data and relationships as they pertain to commodity markets, including, but not limited to, energy, agriculture, resources and metals. Investment Managers pursuing these strategies analyze a number of factors including: supply and demand; legislative and environmental policy changes; trends in growth rates and resource consumption; changes in global monetary and trade policy; geopolitical events; and technical factors.

GCMLP considers and evaluates commodity Investment Managers that perform fundamental research and make discretionary trading decisions as well as

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managers that employ systematic investment processes designed to make investment decisions based on mathematical, algorithmic or technical models. Commodity Investment Managers generally seek to anticipate changes in market fundamentals and prices or identify situations where prices do not properly reflect fundamentals. Commodity Investment Managers typically invest in liquid instruments including exchange traded futures and options.

Notwithstanding the foregoing, as described further in this Prospectus, with respect to the Master Fund and the Fund, GCMLP currently relies on the no-action relief afforded by Commodity Futures Trading Commission (“CFTC”) Staff Letter No. 12-38 and the exception from “commodity pool operator” registration in CFTC Regulation 4.5. Therefore, GCMLP will not be required to deliver a CFTC disclosure document to Members, nor will it be required to provide Members certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of the date of this Prospectus, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Any necessary compliance and reporting obligations to comply with additional CFTC regulation may increase Master Fund and Fund expenses or otherwise negatively impact the Master Fund and the Fund.

Portfolio Hedging Strategies

If conditions warrant, GCMLP may employ four primary hedging strategies: dedicated short equity, dedicated short credit, volatility protection and opportunistic hedging.

Dedicated Short Equity

Short equity strategies involve the short sale of equity and equity-linked instruments in global markets that would profit in the event of a decrease in the price of such securities. A dedicated short equity Investment Manager may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology, or consumer), may employ a specific investment style or may pursue a broad mandate (i.e., selling securities short without specific regard for their issuers’ capitalization, sector or geography). Some Investment Managers may employ a “top-down” macroeconomic analysis to guide their capital-allocation strategies and/or fundamental security selection. Investment Managers that pursue this strategy typically seek to capitalize on discrepancies between such Investment Manager’s own evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security and the consensus view reflected in the market price of such security. Some Investment Managers also may seek to extract value by being more trading-oriented or catalyst driven.

Dedicated Short Credit

Dedicated short credit involves shorting individual investment-grade or high-yield credits that exhibit either perceived anomalous pricing relative to similar credits or perceived weakening fundamentals with a high probability of credit deterioration. The short position typically is established using a CDS. In addition to using a single name CDS to short specific issuers, an Investment Manager also may use specific indices, such as the Dow Jones CDX suite of index products, to short credit markets or specific sectors in aggregate.

Volatility Protection

Volatility protection strategies are portfolio hedging strategies that are designed to provide convex payoffs during extreme market crises. Volatility protection strategies generally invest in highly liquid financial derivatives and other securities that are expected to be profitable when global capital markets decline precipitously and volatility rises sharply. The generic types of volatility

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protection trades include, but are not limited to, the following: equity index puts and put spreads at various strike points, credit index protection positions at various strike points, volatility based securities such as variance swaps and Chicago Board of Trade Volatility Index options, directional currency positions, and directional commodity positions. While volatility protection strategies are expected to provide positive returns when global capital markets decline significantly, they are a form of portfolio “insurance” and, as such, are expected to perform poorly, and could potentially lose all or substantially all capital allocated to them, when global capital markets are stable or upward-trending while providing positive returns when global capital markets decline significantly.

Opportunistic Hedging

Opportunistic hedging strategies may include a variety of short term positions that have a positive expected rate of return in an environment where we would expect traditional equity or credit market risk factors to perform poorly. Relative to the other portfolio hedging strategies outlined herein, opportunistic hedges are more likely to target discrete trades or risk factors, rather than shorting market benchmarks or purchasing derivative protection on a benchmark, for example through futures or swaps on such benchmarks.

Modifications of GCMLP’s Investment Process

The discussion above summarizes GCMLP’s investment process in effect as of the date of this Prospectus. GCMLP has modified its investment process from time to time in the past, and expects to continue to modify its investment process from time to time in the future. Such modifications may be material and may be made without notice to investors in the Master Fund.

Direct Investments and Hedging Transactions

GCMLP may from time to time invest the Master Fund’s assets directly in the types of financial instruments in which Investment Funds invest (“Direct Investments”). Although Direct Investments may be made to recognize gains, Direct Investments are typically (i) for hedging purposes involving the purchase or sale of securities or derivatives to reduce certain exposures of the Master Fund (e.g., the purchase of puts on the S&P 500 index) and (ii) for cash management purposes (e.g., the purchase of high quality, fixed income securities, money market instruments, money market mutual funds, or cash or cash equivalents). The Master Fund’s Direct Investments are expected to be minimal in light of GCMLP’s focus on investing in Investment Funds; however, the Fund could potentially invest up to one hundred percent of its assets in Direct Investments. GCMLP may also from time to time invest the Fund’s assets in Direct Investments for cash management purposes. The Fund’s Direct Investments are expected to be minimal in light of its investment in the Master Fund as part of a master-feeder arrangement.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Fund, the Master Fund or any Investment Fund will be achieved or that their investment programs will be successful. In particular, each Investment Manager’s use of, among other things, leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, result in significant losses to the Master Fund and, in turn, the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

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General

This section discusses the types of investments generally made by the Investment Managers and the related risk factors with respect to such investments. The impact of a particular risk on an Investment Fund managed by an Investment Manager will impact the Master Fund and, in turn, have a corresponding impact on the Fund.

All securities investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate based on the fluctuation in the value of the Investment Funds in which the Master Fund invests. To the extent that the portfolio of an Investment Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager’s use of leverage is likely to cause the value of the Investment Manager’s portfolio to appreciate or depreciate at a greater rate than if leverage were not used.

Equity Securities

Investment Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Investment Managers also may invest in depositary receipts relating to foreign securities. Investment Funds that invest in securities issued by U.S. entities with substantial foreign operations may be subject to risks relating to economic, political or regulatory conditions in such foreign countries. (See “Foreign Securities” below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Investment Managers may purchase securities in all available securities trading markets.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a

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particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. Recent and potential future changes in government monetary policy may affect the level of interest rates. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Investment Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Master Fund.

Bonds and Other Fixed-Income Securities

Investment Managers may invest in bonds and other fixed-income securities. Investment Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the

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Investment Fund’s performance.

Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Foreign Securities and Forward Currency Exchange Contracts

Investment Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Foreign securities in which Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Investment Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Investments in foreign issuers may require significant government approvals under corporate, securities, exchange control, non-U.S. investment and other similar laws and regulations and may require financing and structuring alternatives and exit strategies that differ substantially from those commonly used in the United States. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Investment Fund may incur costs in

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connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

An Investment Manager may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a foreign security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund’s investment objective, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s investment portfolio. There is no requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Emerging Markets

Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets would be heightened. In addition, unanticipated political or social developments may affect the values of an Investment Fund’s investments and the availability to the Investment Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make an Investment Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Leverage

Borrowing by Investment Funds and/or the Master Fund for investment purposes (a practice known as “leverage”) is a speculative practice that involves certain risks. Some or all of the Investment Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. As such the Master Fund could be impacted by an Investment Fund’s use of leverage.

Trading equity securities on margin generally involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment

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return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Master Fund is authorized to borrow. The Master Fund may borrow money for certain purposes, such as making payments to Investment Funds in accordance with the Master Fund’s investment commitments, repurchasing Shares and paying fees and expenses of the Master Fund, subject to any limitations imposed by applicable law. The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). Since the Investment Funds generally will not be registered under the 1940 Act, these limits generally would not apply to the Investment Funds and, therefore, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be great.

In order to obtain “leveraged” market exposure in certain investments and to increase overall returns, an Investment Manager may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risk of loss.

If the Master Fund were to enter into derivative transactions directly, the Master Fund would utilize appropriate asset coverage.

Short Sales

Some or all of the Investment Managers may attempt to limit an Investment Fund’s exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, the Investment Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Investment Fund may “short” a security of a company if, in the Investment Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth.

To effect a short sale, the Investment Manager will borrow a security from a brokerage firm to make delivery to the buyer. The Investment Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in

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certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

An Investment Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage, which may also increase the volatility of an Investment Fund’s investment portfolio and therefore increase fluctuations in the Investment Fund’s net asset value.

Foreign Currency Transactions

The Investment Managers may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange. An Investment Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments

Each Investment Manager may invest, for defensive purposes or otherwise, some or all of an Investment Fund’s assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund and the Master Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

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Purchasing Initial Public Offerings

The Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Special Investment Instruments and Techniques

The Investment Managers may utilize a variety of special investment instruments and techniques (a number of which are described below) to hedge the portfolios of the Investment Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Investment Fund’s investment objective. These strategies may be executed through derivative transactions. The instruments the Investment Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Some or all of the Investment Managers may invest in, or enter into financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate (“Derivatives”). Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Fund’s performance.

If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s return or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures. The Investment Managers may utilize options and futures contracts. They also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options

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purchased and sold by the Investment Managers also may include options on baskets of specific securities.

The Investment Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s books or with the Investment Fund’s custodian to fulfill the obligation undertaken. The sale of such an option exposes an Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Manager would ordinarily make a similar “closing sale transaction,” which involves liquidating the underlying position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

The Investment Funds may use Derivatives that are subject to regulation by the CFTC. However, with respect to the Fund and the Master Fund, GCMLP currently relies on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from “commodity pool operator” registration in CFTC Regulation 4.5. Therefore, GCMLP will not be required to deliver a CFTC disclosure document to Members, nor will it be required to provide Members certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of the date of this Prospectus, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Any necessary compliance and reporting obligations to comply with additional CFTC regulation may increase Master Fund and Fund expenses or otherwise negatively impact the Master Fund and the Fund.

The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or an Investment Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

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Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Investment Funds which could adversely affect the value of the Master Fund’s net assets and result in a loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

Successful use of futures also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations or published positions of the CFTC, an Investment Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. If an Investment Manager is required to do so, the segregation of such assets will have the effect of limiting its ability to otherwise invest those assets.

Some or all of the Investment Managers may purchase and sell stock index futures contracts for the Investment Funds. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Some or all of the Investment Managers may purchase and sell interest rate futures contracts for the Investment Funds. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price. Derivatives associated with foreign currency transactions are subject to currency risk.

Call and Put Options on Securities Indices. Some or all of the Investment Managers may purchase and sell for the Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with

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them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. Some or all of the Investment Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

Credit Default Swaps. Some or all of the Investment Managers may purchase or sell credit default swaps, which are structured to transfer the credit exposure of fixed income products between parties. Under such transactions, the purchaser of the credit default swap will make payments to the seller, and in return, the seller agrees to pay off the debt if the underlying third party defaults on the loan. Investment Managers may use credit default swaps for hedging (and non-hedging) purposes, as the swaps may act as protection against non-payment by the underlying third party by transferring the risk of default from the holder of the security (the buyer) to the seller of the swap. When used in respect of a basket of securities or an index, credit default swaps may be used to profit from changes in the perceived credit risk of the referenced securities. If the Investment Manager incorrectly assesses the amount or timing of these changes, the position may lose money, possibly on an economically leveraged basis.

Lending Portfolio Securities

Some or all of the Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to

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be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Investment Fund might experience losses if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities

Some or all of the Investment Managers may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Master Fund, will be subject to the Master Fund’s limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Manager on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Restricted and Illiquid Investments

Although it is anticipated that most Investment Funds will invest primarily in publicly traded securities, they generally may invest a portion of the value of their total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments are any investments that the Investment Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, an Investment Fund might obtain a less favorable price than prevailed when it decided to sell. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Master Fund’s interests in unregistered Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an Investment Fund pursuant to limited withdrawal rights. In general, most of the Investment Funds in which the Master Fund invests provide for periodic withdrawals of capital ranging from monthly to annually and, in some cases, have lock up provisions under which the Master Fund may not withdraw capital for a specified period

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after the date of its contribution. Additionally, the governing documents of the Investment Funds generally provide that the Investment Fund may suspend, limit or delay the right of its investors, such as the Master Fund, to withdraw capital. The illiquidity of these interests may adversely affect the Master Fund were it to have to sell interests at an inopportune time.

Use of Proceeds; Cash Equivalents

The net proceeds of the offering of Shares (after payment of expenses) are expected to be invested at all times in accordance with the investment objectives and policies of the Master Fund as soon as practicable, consistent with normal market conditions and the availability of suitable investments, generally within three months of receipt, and in any event, not more than after six months of receipt. The Master Fund may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See “Types of Investments and Related Risk Factors—Money Market Instruments.”) The Investment Managers may also invest in such cash equivalents.

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INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The Fund’s fundamental investment restrictions are as follows:

(1)

The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, except that: the Fund may pursue its investment objectives by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the Fund); and the Fund (if it invests directly in Investment Funds rather than investing in the Master Fund) and the Master Fund will invest 25% or more of the value of their total assets in Investment Funds, except during temporary adverse market conditions affecting Investment Funds in which they may invest, but will not invest 25% or more of the value of their total assets in Investment Funds that focus on investing in any single industry or group of related industries.

(2)

With respect to 75% of its total assets, the Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that such limitations do not apply to U.S. Government securities and securities of other investment companies.

(3)

The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of “senior securities” representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, Shares.

(4)	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(5)

The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(6)

The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

While it is in the current master/feeder structure, with respect to its own investment restrictions, the Fund will “look through” to the Master Fund’s investments.

The Master Fund adheres to fundamental investment restrictions that are substantially the same as those of the Fund. These investment restrictions may not be changed by the Master Fund without the vote of a majority of the outstanding voting securities of the Master Fund. The investment restrictions and other policies described herein do not apply to Investment Funds. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s or the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master

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INVESTMENT POLICIES AND RESTRICTIONS

Fund and Investment Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (See “Conflicts of Interest” and “Brokerage.”)

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ADDITIONAL RISK FACTORS

Borrowing

The Fund and the Master Fund are authorized to borrow. The Fund and the Master Fund may borrow money for certain purposes, such as making payments to Investment Funds in accordance with the Master Fund’s investment commitments and paying fees and expenses of the Fund and the Master Fund, subject to any limitations imposed by applicable law. The Fund and the Master Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Master Fund may be required to liquidate investments in Investment Funds to reduce its borrowings and restore the 300% asset coverage at times or in amounts that are not advantageous to the Master Fund. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund and/or the Master Fund, as applicable. The Fund and the Master Fund may borrow money on a secured or unsecured basis for certain purposes, such as to address timing mismatches between inflows and outflows of capital to and from the Fund in connection with (i) investor subscriptions and repurchases/withdrawals, (ii) the Fund and the Master Fund’s investment activities; and (iii) the payment of fees, expenses and other obligations of the Fund and the Master Fund in the ordinary course of business. The Fund and the Master Fund may not borrow for longer-term, strategic investment purposes or to generate out-sized returns. All interest and other fees charged under any line of credit or other borrowing arrangements will be paid by the Fund or the Master Fund, as applicable. If the cash flows of the Master Fund are insufficient to meet required payments on a line of credit or other borrowing arrangements, the Master Fund could be forced to liquidate investments in Investment Funds at times or in amounts that are not advantageous to the Master Fund.

Investment Manager Incentive Compensation

Each Investment Manager generally will receive performance-based compensation, expected to range from 15% to 25% of net profits. The performance-based compensation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based compensation. In addition, because the performance-based compensation will be calculated on a basis that includes realized and unrealized appreciation of an Investment Fund’s assets, the performance-based compensation may be greater than if it were based solely on realized gains. The fees and other expenses borne by the Master Fund, including the performance-based compensation indirectly payable by the Master Fund as a result of its investments in Investment Funds, are higher than those of other registered investment companies.

Increase or Decrease in Assets under Management

As the Master Fund’s assets increase or as an Investment Fund’s assets increase, more capital may be allocated to any particular Investment Fund. It is not known what effect, if any, this will have on an Investment Fund’s trading strategies or its investment results. Conversely, in the event the Master Fund’s assets decrease, the Fund’s expense ratio may increase and the investment opportunities available to the Master Fund may be reduced. In addition, in such event, the Master Fund may have a larger relative investment in a particular Investment Fund than is desirable. This may have the effect of substantially increasing the Master Fund’s ratio of illiquid to liquid investments and negatively impact the Fund’s and Master Fund’s performance.

In addition, the Fund is subject to the risk that a large shareholder could request that the Fund repurchase a large percentage of Shares and/or that the Selling

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ADDITIONAL RISK FACTORS

Agents could do so on behalf of several Members in the Fund. Such repurchase requests may be very substantial relative to the size of the Fund and the Master Fund and carry potentially adverse effects. For example, such repurchase requests may cause the Master Fund to make investment decisions at inopportune times, including liquidating certain of its investments more rapidly than otherwise desirable, or miss attractive investment opportunities. While it is not possible to predict the overall effect of such repurchase requests, such transactions may adversely affect the Fund’s and the Master Fund’s performance.

Liquidity Risks

Shares are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, a Member may not be able to liquidate its Shares of the Fund for an extended period of time. The Adviser expects that it will recommend to the Board of Directors that the Fund offer to repurchase Shares from Members four times each year, effective at the end of each calendar quarter. (See “Redemptions, Repurchases of Shares and Transfers.”)

Distributions of proceeds upon the repurchase of a Member’s Shares may be delayed as a result of restrictions on withdrawals imposed by the Investment Funds in which the Master Fund’s, and indirectly, the Fund’s assets are invested. The ability of the Master Fund to withdraw any amount invested in an Investment Fund may be subject to certain restrictions and conditions, including restrictions on the withdrawal of interests for a specified period (a “lock-up”), restrictions on the amount of withdrawals and the frequency with which withdrawals can be made, and investment minimums which must be maintained. Additionally, Investment Managers typically reserve the right to suspend withdrawals and to satisfy withdrawals by making distributions in-kind of securities which may not be marketable, under certain circumstances. During past financial market crises, private investment funds have suspended withdrawals or redemptions, allocated substantial portions of their portfolios to “special purpose vehicles” with delayed liquidity and/or “side-pocketed” or “designated” portions of their portfolios, due to what the investment managers of such funds believed to be an inability to effect portfolio transactions at reasonable price levels. In addition, although the Investment Managers generally invest in marketable securities, an Investment Manager may invest in securities or other investments which are illiquid or have limited liquidity, including, but not limited to, restricted securities which may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to the potential for higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Redemption risk is heightened during periods of declining or illiquid markets. For these reasons, it is possible that a significant portion of the Master Fund may become illiquid or have limited liquidity, which would adversely affect the ability of the Fund to make offers to repurchase Shares.

Distributions to Members and Dividend Reinvestment

Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring routine distributions of income.

Each Member will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the

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ADDITIONAL RISK FACTORS

DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Fund or to a Member’s broker or other intermediary (who should be directed to inform the Fund).

Counterparty Credit Risk

Many of the markets in which the Investment Managers effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent an Investment Fund enters into swaps or other transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it assumes a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Investment Funds are also subject to the risk that counterparties will not settle transactions in accordance with their terms and conditions because of disputes over the terms of the contracts (whether or not bona fide) or because of credit or liquidity problems, which may result in Investment Funds suffering losses. Investment Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing such Investment Fund’s net asset value and income level. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Investment Fund has concentrated its transactions with a single or small group of counterparties. Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Master Fund.

Investment Funds could experience situations with counterparties, banks and other financial institutions that adversely impact the performance of the Master Fund, such as the failure of counterparties to perform their contractual commitments, the financial difficulties, fraud or misrepresentation of brokerage firms, banks or other financial institutions that hold assets of Investment Funds, the failure of exchanges and clearinghouses, suspensions of trading, or counterparties holding assets in unregulated rather than regulated accounts.

Cybersecurity and Operational Risk

Information and technology systems relied upon by the Investment Funds, the Master Fund, GCMLP, any service providers (including, but not limited to, accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Investment Funds or Master Fund invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although measures to manage risks relating to these types of events have been implemented, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Master Fund, the Investment Funds, the Fund, GCMLP, service providers and/or issuers of securities in which the Investment Funds or Master Fund invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners

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ADDITIONAL RISK FACTORS

of investors), misuse of confidential or proprietary information, and theft of assets. Such a failure could cause reputational harm subjecting such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

The Fund, the Master Fund and the Investment Funds are exposed to operational risk arising from a number of factors, including, but not limited to human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failure or inadequate processes and technology or system failures.

Manager Risks

Generally, the risks associated with the Master Fund’s investments with Investment Managers includes:

●   an Investment Manager’s dependence on a strictly limited number of key professionals;

●   significant structural changes in an Investment Manager’s operations;

●   fraud or misrepresentation on the part of an Investment Manager or its personnel;

●   an Investment Manager’s failure to comply with applicable legal, registration, tax or regulatory requirements;

●   human error and poor judgment on the part of an Investment Manager’s personnel; and

●   systems malfunctions and other operational failures.

Regulatory Risks

Generally, the risks associated with:

●   investing both in unregulated entities and in securities sold in unregistered offerings;

●   the Adviser, the Distributor, the Fund, the Master Fund, the Investment Managers and the Investment Funds operating in a changing regulatory environment, including the risks of regulatory inquiries, new legislation, new regulations and government intervention; and

●   the Fund and the Master Fund needing to comply with numerous regulations restricting their offering procedures.

Special Risks of Multi-Manager Structure

The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an indirect investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. Although GCMLP receives detailed information from each Investment Manager regarding its investment performance and investment strategy, GCMLP may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to GCMLP, which may involve risks that are not anticipated by GCMLP.

The Master Fund relies primarily on information provided by Investment Managers in valuing its investments in Investment Funds. There is a risk that inaccurate valuations provided by Investment Managers could indirectly adversely affect the value of Shares and the amounts Members receive upon the repurchase of Shares.

For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund, which, in turn, receives such information from the Investment Managers.

An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may be substantially

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ADDITIONAL RISK FACTORS

higher than those imposed by the Fund, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Fund, a Member bears a pro rata portion of the asset-based fee and other expenses of the Fund and a pro rata portion of the asset-based fees and other expenses of the Master Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based compensation and other expenses borne by the Master Fund as an investor in Investment Funds.

Each Investment Manager receives any performance-based compensation to which it is entitled irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager with positive performance may receive performance-based compensation from the Master Fund, and thus indirectly from the investors in the Fund, even if the Master Fund’s overall returns are negative. Investment decisions for the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

The Master Fund may make additional investments in or effect withdrawals from Investment Funds only at certain times pursuant to limitations set forth in the governing documents of the Investment Funds. Therefore, the Master Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund’s investment return. Additionally, the Master Fund from time to time may have to invest some of its assets temporarily in money market securities or, subject to the limitations of the 1940 Act, money market funds, due to these limitations.

The Master Fund expects it may purchase non-voting securities of an Investment Fund or waive some or all of its right to vote its securities with respect to Investment Funds. Consequently, in that situation, it may not be able to vote (or would have its vote limited) on matters that require the approval of the investors in the Investment Fund, including matters that could adversely affect the Master Fund’s investment in the Investment Fund.

Investment Funds may be permitted to redeem their interests in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In the event the Fund were to receive such securities from the Master Fund, it would be required to dispose of such securities either through liquidation or by distributing such securities to Members in connection with a repurchase by the Fund of all or a portion of Shares of Members.

The Master Fund may, as a condition of investment in an Investment Fund, agree to indemnify such Investment Fund and/or its Investment Manager from any liability, damage, cost or expense arising out of various matters where the Investment Fund or Investment Manager has been adversely affected by the actions of the Master Fund.

Strategy Risk and Risk of Total Loss

GCMLP’s methodology for selecting investment strategies and Investment Managers, developing portfolios of multiple Investment Managers and allocating the Master Fund’s assets among them, may prove unsuccessful in generating profits or avoiding losses. To the extent GCMLP engages in the active allocation of the assets of the Master Fund among different Investment Funds, there can be no assurance that: the strategy will not be more volatile than, or will not underperform, either or both an investment in a single Investment Fund or a static allocation among a fixed group of Investment Funds; an investment strategy that has been profitable in the past will not incur material losses in the

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ADDITIONAL RISK FACTORS

future; or GCMLP will not allocate assets to Investment Funds that are entering into unprofitable cycles and away from those entering into profitable cycles.

Because the Master Fund invests in Investment Funds, it is subject to the risks associated with the investment strategies and investment techniques employed by the Investment Managers. The Investment Managers may not be successful in attempting to generate profits or avoid losses. The governing documents of Investment Funds typically do not impose any meaningful restrictions on the manner in which the Investment Managers of such Investment Funds may invest and trade, and often permit the Investment Managers to invest and trade in essentially an unrestricted range of strategies and securities. Investment Funds employing alternative investment strategies are subject to a risk of total loss—the risk that a previously low volatility and apparently comparatively low risk strategy will incur sudden and dramatic losses—at a level of severity to which investment funds employing traditional strategies (which may be less dependent on the availability of financing or market liquidity) may not be subject.

Investments in Investment Funds are subject to the possible failure of the investment strategies, techniques and practices employed by one or more Investment Managers, possible inefficient or inaccurate trade execution by Investment Funds, and GCMLP’s inability to gauge (due to limited position-level transparency and/or unanticipated results) and/or react (due to the Investment Funds’ restrictive withdrawal/redemption provisions) on a real-time basis to specific strategy-related and/or position-level risks associated with positions held by the Master Fund.

Strategy-specific losses may result from any number of factors, including excessive concentration by multiple Investment Managers in the same investment and/or market sector, general market events or conditions that adversely affect particular strategies (e.g., illiquidity within a given market), faulty assumptions or analysis concerning market events or conditions and faulty or incomplete due diligence regarding particular markets or investments.

Quantitative Mathematical Models and Machine Learning Techniques

To the extent an Investment Manager relies on quantitative mathematical models, or machine learning techniques, to manage an Investment Fund’s portfolio, investments in the Investment Fund are subject to the limitations of the design of the model as well as the risk of potential failure of the Investment Manager to construct a portfolio consistent with the model’s outputs. The Investment Fund may also be subject to the risks of errors in coding the model and inaccuracies in data supporting the model. Some of the machine learning techniques used by the Investment Manager are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses.

In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for an Investment Fund. Furthermore, because predictive models are constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Global Macro Strategy

GCMLP incorporates an element of its own analysis of macroeconomic conditions and economic variables into its determination of the strategies selected for the Master Fund. GCMLP’s inclusion of an element of its own market judgment into

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ADDITIONAL RISK FACTORS

its Investment Manager selection process adds an additional dimension of risk, as GCMLP’s economic analysis may be materially incorrect as well as variable and inconsistent over time.

Portfolio Hedging Strategy

GCMLP may invest Master Fund capital in this defensive strategy intended (although there can be no assurance that it will be effective) to mitigate losses in the Master Fund in the event of major market disruptions. Disruptions of such magnitude historically have been rare and, as a result, the cost of hedging this risk may be excessive over time. An allocation to the portfolio hedging strategy is expected to perform poorly (and could potentially lose all or substantially all capital allocated to it) when global capital markets are stable or upward-trending. There can be no assurance that the Master Fund will, in fact, mitigate losses or that a “tail event” will occur during a period in which the Fund makes portfolio hedging investments.

Event-Driven Investing

Event-driven investing is characterized by relatively small profits on most investments when an event is consummated as expected and relatively large losses when an event is not consummated as expected, either because the anticipated event does not happen or the terms are adversely changed. Successful event-driven investing requires Investment Managers to analyze and evaluate the unique set of facts and circumstances of each event and to make judgments on the: (i) expected price to be realized; (ii) time to completion; (iii) probability of success; and (iv) loss if the investment goes wrong. There can be no assurance that Investment Managers will correctly evaluate these factors.

Relative-Value Hedging Strategies

The use by certain Investment Managers of “relative-value” hedging or arbitrage strategies does not necessarily mean that those strategies are without risk or substantial cost. Substantial losses may be recognized on “hedge” or “arbitrage” positions, and illiquidity and default on one side of a “relative-value” position can effectively result in the position being transformed into an outright speculation. “Relative-value” strategies typically are dependent on market liquidity. In 1994, 1998 and again in 2008-2009 when market liquidity was sharply reduced, a number of investment funds pursuing “relative-value” strategies incurred total losses.

Credit Strategies

Credit strategies are designed to isolate attractive opportunities in various fixed income securities, typically focused on corporate. Credit strategies are typically subject to many of the same risks as traditional fixed income strategies, including but not limited to interest rate risk, credit risk, and prepayment risk. Such risks may be exacerbated by the fact that Investment Manager’s may engage in the use of credit derivatives in order to gain exposure to a certain position. Recent and potential future changes in government monetary policy may affect the level of interest rates. Finally, while credit strategies are diverse, they can exhibit highly correlated losses during certain market periods.

Multi-Strategy

Multi-strategy portfolios seek to obtain a broad range of the various strategies discussed herein. As such, multi-strategy portfolios are subject to the risks and limitations of the various underlying strategies that they use. While a multi-strategy portfolio seeks to limit the losses due to any particular underlying strategy via diversification, certain underlying strategies can exhibit highly correlated losses during certain market periods.

Equity Strategies

Equity strategies involve the purchase and/or short sale of equity and/or equity-linked instruments in global markets. Most Investment Managers that engage in equity strategies tend to engage in “stock picking” rather than investing in broad-based indices. Investment Managers tend to rely on fundamental analysis in order to identify overvalued and/or undervalued securities. A failure by the Investment Manager to properly value securities or a market environment where fundamental analysis struggles (e.g., highly

60

ADDITIONAL RISK FACTORS

correlated markets) may result in losses.

Commodities Strategies

Commodity strategies typically involve the purchase and/or sale of derivative instruments linked to various commodities including, but not limited to, energy, agriculture, resources and metals. Commodities strategies rely on the ability of the Investment Managers to properly identify attractive opportunities and to express those ideas via the appropriate instruments. There is no assurance that the Investment Managers will achieve both of those requirements. In addition, the use of derivative instruments, including the inherent leverage of derivative investments, adds an additional layer of risk to commodity strategies.

Legal and Regulatory Change

The U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, including increases in interest rates, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the United States, reflecting a significant revision of the U.S. financial regulatory framework. The impact of these changes and any future changes on the markets, and the practical implications for market participants, may not be fully known for some time. During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the performance of an Investment Fund (and indirectly, the Master Fund) or otherwise constrain the Investment Manager’s ability to achieve such Investment Fund’s investment objectives.

In addition, while interest rates have been unusually low in recent years in the United States and abroad, any decision by the Federal Reserve to adjust the target fed funds rate could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility.

Significant changes also have occurred to U.S. policy regarding matters of international relations and trade policies, including use of tariffs.

Political turmoil within the United States and abroad may also impact the Master Fund and the Investment Funds. Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Investment Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The United States government is also considering significant new investments in infrastructure and national defense which, coupled with recent federal tax reform, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

There can be no assurance that these changes will not have a material adverse effect on the investments and investment strategies pursued by the Master

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ADDITIONAL RISK FACTORS

Fund and Investment Funds.

Unknown Impact of Brexit

In June 23, 2016, the United Kingdom (UK) approved a referendum to leave the European Union (E.U.), commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Given the size and importance of the UK’s economy, uncertainty or unpredictability about its legal, political and economic relationship with Europe; any new laws or regulations adopted to replace those which cease to apply on leaving the E.U.; and uncertainties relating to the possibility, or scope, of possible transitional arrangements to be agreed between the UK and the E.U. may be, or continue to be, a source of instability, create significant currency fluctuations, and/or otherwise adversely affect international markets, arrangements for trading or other existing cross-border co-operation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) for the foreseeable future. The outcome of the UK referendum could also have a destabilizing effect if other member states were to consider leaving the E.U. For these reasons, the UK’s decision to leave the E.U. could have materially adverse consequences on the Master Fund, the Investment Funds, and the performance of their investments or investment strategies and its ability to source, identify and invest in a sufficient number of opportunities to permit the Master Fund to sufficiently diversify its portfolio or to otherwise fulfill its investment objectives. As a result, the potential return on an investment in the Master Fund could be materially adversely affected.

Other Considerations

Other investors in the Master Fund may alone or collectively acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If other investors control the Master Fund, it could adversely affect the Fund’s ability to meet repurchase requests, which requires the cooperation of the Master Fund’s board of directors, could result in a change to the Master Fund’s investment objectives, or could have other adverse consequences to the Fund. As a result, the Fund could be required to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in an in-kind distribution of securities (as opposed to a cash distribution from the Master Fund). If securities and other non-cash assets are distributed, the Fund would incur brokerage, tax, or other charges in converting those assets to cash.

Distributions to Members

Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring routine distributions of income.

Each Member will automatically be a participant under the Fund’s DRP and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Fund or to a Member’s broker or other intermediary (who should be directed to inform the Fund).

Master/Feeder Structures

The Fund will not invest directly in Investment Funds. Instead, it will invest substantially all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Board of Directors of the Fund believes that the fees and expenses of the Fund (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in Investment Funds. The Fund does not have the right

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ADDITIONAL RISK FACTORS

to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of the Fund’s interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Shares. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any “in-kind” distributions. A change in the investment objectives, policies or restrictions of the Master Fund may cause the Fund to seek to have repurchased its interests in the Master Fund. Alternatively, the Fund could seek to change its investment objectives, policies or restrictions to conform to those of the Master Fund. The investment objectives and policies of the Master Fund are not fundamental and may be changed without the approval of investors in the Master Fund (including the Fund). These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act (including, without limitation, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (W), LLC, each, a parallel entity that invests directly in the Master Fund), and other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. Investors in the Master Fund and the Fund will be notified if the Master Fund or the Fund changes its investment objectives.

Each member of the Master Fund, including the Fund, has the right to cast a number of votes based on the value of the member’s respective Shares at meetings of members called by the Master Fund Board. Except for the exercise of their voting privileges, members of the Master Fund are not entitled to participate in the management or control of the Master Fund’s business, and may not act for or bind the Master Fund.

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BOARD OF DIRECTORS

The Board of Directors has oversight responsibility over the management and operations of the Fund and has approved the Fund’s investment program. It exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The persons comprising the Board of Directors (“Directors”) will not contribute to the capital of the Fund in their capacity as Directors, but may purchase Shares, subject to the eligibility requirements described in this Prospectus.

The Master Fund also has a board of directors that is comprised of the same persons who comprise the Board of Directors of the Fund. The Master Fund’s board of directors has oversight responsibility over the management and operations of the Master Fund.

Information regarding each of the Directors and officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Director and officer is c/o Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX** OVERSEEN BY DIRECTOR

Independent Directors
Henry S. Bienen (Born 1939) Director	Since March 21, 2011

President Emeritus (since 2009) and President (1995 to 2009) of Northwestern University.

Mr. Bienen currently serves on the boards of directors of Chicago Council Global Affairs, Lucas Museum of Narrative Art, MetroSquash, Qatar Foundation Advisory Board, Rasmussen College, Ryan Specialty Group, and Steppenwolf Theatre. He is President and a board member of the Poetry Foundation, Chair of Rasmussen College Academic Council, Chair of the Advisory Board of Vistra Private Equity Fund and a member of the Advisory Board of the Qatar Foundation.

During the last five years, Mr. Bienen has also served on the boards of Chicago Public Schools (2015), Ithaka Harbors, Onconova Therapeutics, Inc., UI Labs, and Gleacher and Company and as a consultant and advisor to the Hindustan Times.

			5

Alan Brott (Born 1942) Director	Since November 30, 2009	Consultant (since 1991); Former Partner of Ernst & Young. Mr. Brott serves as a Manager of Neuberger Berman Funds (20 funds); a Manager of Man FRM Alternative Multi-Strategy Fund; and a Trustee of Stone Harbor Partners Funds (3 funds). Mr. Brott also served as Associate Professor, Columbia University (2000-2017).	5

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BOARD OF DIRECTORS

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX** OVERSEEN BY DIRECTOR

Independent Directors

Brian P. Gallagher (Born 1967) Director	Since March 21, 2011	Partner, Twin Bridge Capital Partners (since 2005); Principal, UIB Capital, Inc. (Investment Bank)(2005); and Partner, PPM America Capital Partners, LLC (Private Equity)(1997-2005). Mr. Gallagher serves as a Member of the Board of Directors of Twin Bridge Capital Partners and HFS Chicago Scholars.	5

Victor J. Raskin (Born 1944) Director	Since March 21, 2011	Chief Investment Officer, YMCA Retirement Fund (2000-2010); Consultant, YMCA Retirement Fund (since 2011).	5

Thomas G. Yellin (Born 1953) Director	Since November 30, 2009	President, The Documentary Group (since 2005); President, Ten Times Ten LLC (since 2009); President, PJ Productions (2002-2006); and Executive Producer, ABC News (1989-2002). Mr. Yellin currently serves on the board of directors of Animoto and serves as a manager of Neuberger Berman Funds (19 funds) and of Man FRM Alternative Multi-Strategy Fund.	5

Interested Directors

Scott J. Lederman (Born 1956) Director, Chief Executive Officer and President	Since April 1, 2011	Managing Director (2000-Present), Grosvenor Capital Management, L.P. Mr. Lederman also serves on the board of directors of GCM Grosvenor Alternative Funds ICAV and GCM Grosvenor Alternative Funds Master ICAV.	5

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Officers who are not Directors

Kathleen P. Sullivan (Born 1974) Chief Financial Officer and Treasurer	Since September 12, 2016

Managing Director, Finance (2019-Present), Senior Vice President, Finance (2015-2019), Vice President, Finance (2005-2015), Grosvenor Capital Management, L.P. Ms. Sullivan also serves as the Financial and Operations Principal for the Distributor and as the Statutory Auditor of GCM Investments Japan KK.

Girish S. Kashyap (Born 1981) Chief Legal Officer, Vice President and Secretary	Since April 1, 2011

Managing Director, Legal (2018-Present), Senior Vice President, Legal (2014-2018), Vice President, Legal (2010-2014) and Associate, Legal (2008-2010), Grosvenor Capital Management, L.P.; and Associate, Investment Management Group of K&L Gates LLP (2005-2008).

Michael M. Sullivan (Born 1971) Chief Compliance Officer	Since June 23, 2015

Principal, Compliance (2019-Present), Vice President, Legal and Compliance (2015-2019), Grosvenor Capital Management, L.P.; Independent Compliance Consultant (2014-2015); Director, Compliance (2011-2014), Charles Schwab & Co., Inc.; and Compliance Analyst (2009-2011), AXA Rosenberg Investment Management LLC.

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BOARD OF DIRECTORS

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Officers who are not Directors

John S. Laihinen (Born 1991) Assistant Treasurer	Since March 25, 2019	Associate, Finance (2017-Present), Grosvenor Capital Management, L.P.; Senior Analyst, Mutual Fund Accounting Group (2014-2017), Northwestern Mutual.

* Each Director and officer serves for an indefinite term, until his/her successor is elected or in each case until he/she sooner dies, resigns, is removed or becomes disqualified.

** As of the date of this Prospectus, the “Fund Complex” included the Master Fund, the Fund, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, Grosvenor Registered Multi-Strategy Fund (W), LLC, and Hedge Fund Guided Portfolio Solution.

The Directors serve on the Board of Directors for terms of indefinite duration. A Director’s position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Director may resign at any time (upon providing written notice to the other Directors) and may be removed either by vote of a majority of the Directors not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director so long as immediately after the appointment at least two-thirds (2/3) of the Directors then serving have been elected by Members. The Board of Directors may call a meeting of Members to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by Members cease to constitute a majority of the Directors then serving.

Additional Information About the Directors

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to his service as a Director of the Fund in view of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Directors has served on boards for organizations other than the Fund and has significant board experience. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Director and certain of his Director Attributes. The information provided below, and in the chart above, is not all-inclusive. The Director Attributes encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as a Director of the Fund, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Director is the responsibility of the Fund’s Nominating and Governance Committee, consisting solely of Independent Directors. The inclusion of a particular factor below does not constitute an assertion by the Board of Directors or any individual Director that a Director has any special expertise that would impose any greater responsibility or liability on such Director than would exist otherwise.

Henry S. Bienen. Mr. Bienen has substantial senior executive experience, as well as significant board experience with financial services firms. Mr. Bienen has served as a Director since his appointment by the Board and most recent election by Members in March, 2011.

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BOARD OF DIRECTORS

Alan Brott. Mr. Brott has substantial knowledge and experience in financial accounting, as well as significant Board experience, including board experience with other registered investment companies. Mr. Brott is one of the Board’s “audit committee financial experts” and is Chairman of the Audit Committee. Mr. Brott has served as a Director since his appointment by the Board in November, 2009 and most recent election by Members in March, 2011.

Brian P. Gallagher. Mr. Gallagher has substantial knowledge and experience in financial accounting, as well as significant senior executive experience in the investment management industry. Mr. Gallagher is one of the Board’s “audit committee financial experts” and has served as a Director since his appointment by the Board and most recent election by Members in March, 2011.

Scott J. Lederman. Mr. Lederman has substantial senior executive experience in the investment management industry. Mr. Lederman has served as a Director since his appointment by the Board in June, 2013.

Victor J. Raskin. Mr. Raskin has substantial knowledge and experience in the management of investment portfolios, as well as significant senior executive experience in the investment management industry. Mr. Raskin has served as a Director since his appointment by the Board and most recent election by Members in March, 2011.

Thomas G. Yellin. Mr. Yellin has substantial senior executive experience, as well as significant board experience, including board experience with other registered investment companies. Mr. Yellin has served as a Director since his appointment by the Board in November, 2009 and most recent election by Members in March, 2011.

Board Leadership Structure

The business and affairs of the Fund shall be managed by or under the direction of the Directors. The Directors have delegated day-to-day management of the affairs of the Fund to the Adviser, subject to the Directors’ oversight. The Board of Directors is currently comprised of six Directors, five of whom are Independent Directors. All Independent Directors serve on the Audit Committee and Nominating and Governance Committee, as discussed below.

The Independent Directors have determined that they can act independently and effectively without having a Chairman of the Board and without designating a lead Independent Director. Only Independent Directors have been designated to chair the Audit Committee and the Nominating and Governance Committee, and from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board of Directors. The Fund’s Independent Directors interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. As further described below, the Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.

The Independent Directors have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board has determined that its structure is appropriate in view of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the significant advisory and management services that the Adviser provides to the Funds and potential conflicts of interest that may arise from the Funds’ relationship with the Adviser; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of

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BOARD OF DIRECTORS

the Adviser; and (iii) the Board’s oversight role in management of the Fund.

Board Committees

The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Board does not have a compensation committee.

During the most recently completed fiscal year for the Fund, the Board of Directors held four meetings, the Audit Committee held five meetings and the Nominating and Governance Committee held one meeting.

Audit Committee. The Board of Directors has formed an Audit Committee, comprised of the Independent Directors, the functions of which are oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function.

In addition, the Board of Directors has delegated to the Adviser, subject to the oversight of the Audit Committee and the Board, general responsibility for determining, in accordance with the “Valuation of Portfolio Securities” policy and procedures established by the Fund, the value of the assets held by the Fund as of any day on which the net asset value is determined.

Nominating and Governance Committee. The Board of Directors has formed a Nominating and Governance Committee, comprised of the Independent Directors. The duties and functions of the Nominating and Governance Committee include reviewing candidates for and making nominations of Independent Directors to the Board, periodically reviewing the composition of the Board to determine whether for any reason it may be appropriate to add new Directors, reviewing the membership of each committee established by the Board, and reviewing and making recommendations to the Board regarding the compensation of Independent Directors. The Nominating and Governance Committee believes that the significance of a nominee’s experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters and that board effectiveness is best evaluated at a group level, not an individual level. As a result, the Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a Director. When evaluating candidates for a position on the Board, the Nominating and Governance Committee considers the potential impact of the candidate, along with his/her particular experiences, on the Board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Governance Committee’s view as to the candidate. The Nominating and Governance Committees will not consider nominees recommended by shareholders. In assessing these matters, the Nominating and Governance Committee typically considers the following criteria, among other factors it may deem relevant:

●   the character and integrity of the person;

●   whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

●   whether or not the person has any relationships that might impair his or

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BOARD OF DIRECTORS

her service on the Board;

●   whether nomination of the person would be consistent with the Fund’s policies and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

●   whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

●   whether or not the person is willing and able to serve and commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

●   for nomination of a current Director, whether or not the Director has demonstrated a commitment to discharging the oversight responsibilities of a Director; and

●   a demonstrated record of professional accomplishment.

Risk Oversight

The Board considers its role with respect to risk management to be one of oversight rather than active management. The Fund faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board recognizes that not all risks potentially affecting the Fund can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the investment adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. As part of the Directors’ oversight responsibilities, the Directors generally oversee the Fund’s risk management policies and processes as these are formulated and implemented by the Fund’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Fund, the Fund’s independent registered public accountants and other service providers provide regular reports to the Board on various operations of the Fund and related risks and their management. In particular, the Fund’s Chief Compliance Officer regularly reports to the Directors with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Fund. The Audit Committee maintains an open and active communication channel with both the Fund’s personnel and its independent auditor, largely but not exclusively through its Chair.

Independent Director Compensation

Each Independent Director will receive an annual retainer in the total amount of $60,000. Half of the retainer will be paid by the Master Fund and allocated pro-rata to the Fund, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (W), LLC. The remaining half will be paid by Hedge Fund Guided Portfolio Solution. All Independent Directors may be reimbursed for out-of-pocket expenses related to their attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Directors. The Directors do not receive any pension or retirement benefits from the Fund.

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BOARD OF DIRECTORS

The following table sets forth certain information regarding the compensation received by the Independent Directors from the Fund and Fund Complex for the fiscal year ended March 31, 2019. No compensation is paid by the Fund to Directors who are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. A majority of the Directors are Independent Directors.

COMPENSATION TABLE FOR FISCAL YEAR ENDED MARCH 31, 2019

Name of Person	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*

Henry S. Bienen	$22,389	$0	$0	$55,000 (5)

Alan Brott	$22,389	$0	$0	$55,000 (5)

Brian P. Gallagher	$22,389	$0	$0	$55,000 (5)

Scott J. Lederman	$0	$0	$0	$0 (5)

Victor J. Raskin	$22,389	$0	$0	$55,000 (5)

Thomas G. Yellin	$22,389	$0	$0	$55,000 (5)

*

The parenthetical number represents the number of affiliated investment companies (including the Fund and the Master Fund) from which such person received compensation. During the period shown, the “Fund Complex” included Hedge Fund Guided Portfolio Solution, the Master Fund, the Fund, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (W), LLC.

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BOARD OF DIRECTORS

The following table sets forth dollar range of equity securities beneficially owned by each Director as of December 31, 2018.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Director in Family of Investment Companies

Henry S. Bienen	None	None

Alan Brott	None	None

Brian P. Gallagher	None	None

Scott J. Lederman	None	None

Victor J. Raskin	None	None

Thomas G. Yellin	None	None

No Independent Director owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund or the Adviser.

71

THE ADVISER

Grosvenor Capital Management, L.P., serves as the investment adviser of the Master Fund and is registered with the SEC as an investment adviser. GCMLP may also provide investment advisory or sub-advisory services to registered investment companies other than those in the Fund Complex. GCMLP’s sole general partner is GCM, L.L.C., a Delaware limited liability company. Grosvenor Holdings, L.L.C., an Illinois limited liability company (“Grosvenor Holdings”), is the sole member and manager of GCM, L.L.C. and, in that capacity, is responsible for the management of the day-to-day business and affairs of GCM, L.L.C. GCM, L.L.C., in turn, in its capacity as general partner of GCMLP, is responsible for the management of the day-to-day business and affairs of GCMLP. Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited partnership (“GCMHLLLP”), is GCMLP’s sole limited partner. GCMH GP, LLC (“GCMHGP”), a Delaware limited liability company, is the sole general partner of GCMHLLLP, and Grosvenor Holdings is the sole member and manager of GCMHGP. The limited partners of GCMHLLLP are Grosvenor Holdings and Grosvenor Holdings II, LLC, a Delaware limited liability company, which together with Grosvenor Holdings owns the majority of the limited partnership interests in GCMHLLLP.

GCM Grosvenor offers comprehensive public and private markets solutions, providing clients with a broad suite of investment and advisory choices that span hedge funds, private equity, infrastructure and real estate. GCM Grosvenor provides investment management and advisory services for hedge fund investments through GCMLP and private markets investments through GCM CFIG. GCM Grosvenor has been managing public markets investment portfolios on behalf of clients through GCMLP since 1971, and private markets investment portfolios on behalf of clients since 1999. GCMLP had approximately $27.9 billion in assets under management as of March 31, 2019. GCM Grosvenor is one of the world’s largest and most diversified independent alternative asset management firms, with over $53.1 billion in assets under management as of December 31, 2018.

Pursuant to the investment advisory agreement between the Master Fund and the Adviser (the “Advisory Agreement”), the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. In consideration for the services provided under the Advisory Agreement, the Master Fund pays the Adviser a monthly fee of 0.0833% (1.00% on an annualized basis) of the net assets of the Master Fund determined as of the last business day of the previous month (prior to any withdrawal or distribution of capital during the month) (the “Advisory Fee”). The Advisory Fee is payable monthly in arrears on or before the thirtieth day of the following month. Net assets mean the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The basis for the Board’s approval of the Advisory Agreement is available in the Fund’s annual report to investors for the one-year period ended March 31, 2019.

The Adviser also provides various management and administrative services to the Fund pursuant to a management agreement with the Fund (the “Management Agreement”). These services include: providing office space and other support services to the Fund; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators; oversight of tax preparation information; supervising services provided by the Fund’s administrator, transfer agent and custodian; reviewing and arranging for payment of the Fund’s expenses; preparing communications and quarterly reports to Members; and coordinating the preparation of materials relating to meetings of the Board of Directors and meetings of Members. Under the Management Agreement, the Adviser also is responsible for the investment of the cash reserves of the Fund. In consideration for these services provided under the Management Agreement, the Fund pays the Adviser a fee, which is calculated and paid monthly at the annual rate of 0.50% of the net assets of the Fund determined as of the last business day of the previous month prior to any withdrawals or distributions during the month (the “Management Fee”). The Management Fee is payable monthly in arrears on or before the thirtieth day of the following month.

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THE ADVISER

The table below sets forth the fees paid to the Adviser for the past three fiscal years.

[To Be Updated]

	Current Fee as a % of Net Assets	Fees Paid for Year Ended March 31
		2019	2018	2017
Grosvenor Registered Multi-Strategy Master Fund, LLC
Advisory Fee	1.00%	$[ ][a]	$3,678,542[b]	$4,061,301[c]
Management Fee	N/A	N/A	N/A	N/A

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Advisory Fee	N/A	N/A	N/A	N/A
Management Fee	0.50%	$[ ]	$1,274,720	$1,444,150

[a]	GCMLP retained approximately $2,829,240, net of all revenue sharing arrangements.

[b]	GCMLP retained approximately $2,553,141, net of all revenue sharing arrangements.

[c]	GCMLP retained approximately $2,309,201, net of all revenue sharing arrangements.

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INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

Pursuant to the Advisory Agreement, the Adviser is responsible, subject to the supervision of the Master Fund Board, for providing all portfolio management and investment advisory services for the Master Fund. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by the Master Fund Board or by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Adviser on 60 days’ prior written notice to the Master Fund. After the initial two-year term, the Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board of Directors or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the independent directors of the Master Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Adviser, including its officers, directors, employees or agents, will not be liable to the Master Fund for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement. Additionally, the Adviser and its affiliates are entitled to be indemnified by the Master Fund for certain losses. In this regard, the Advisory Agreement provides that the Master Fund shall indemnify the Adviser and its directors, officers, employees and their respective affiliates (collectively, the “Indemnified Parties”), against liabilities arising from performance or non-performance of their duties with respect to the Master Fund, with the exception of those liabilities resulting from the willful malfeasance, bad faith or gross negligence of the Indemnified Parties. However, any such indemnification paid by the Master Fund will be treated as an expense of the Funds that is subject to the limitations on operating expenses of the Fund in the currently effective Expense Limitation Agreement between the Adviser and the Fund, under which the Adviser is obligated to waive its fees or to pay or absorb certain expenses of the Fund to limit the ordinary operating expenses of the Fund (excluding certain specified expenses) to certain annual percentage amounts of the average net assets of the Fund.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any member, director, officer or employee thereof, or its affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser or any member, director, officer or employee thereof, and any of its affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund.

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PORTFOLIO MANAGERS

The table below provides information regarding the other accounts managed by the individuals with primary responsibility for the day-to-day management of the Master Fund’s portfolio as of March 31, 2019. For purposes of this breakdown, leverage and investments in GCMLP sub-funds are not included.

	# of Accounts Managed[1]	Total Assets Managed*	# of Accounts Managed for Which Advisory Fee is Performance Based[2]	Assets Managed for Which Advisory Fee is Performance Based[3]*
DAVID S. RICHTER
Registered investment companies	1	$53.3 million	0	N/A
Other pooled investment vehicles	119	$26.2 billion	44	$12.0 billion
Other accounts	6	$371.5 million	1	$44.7 million

BRADLEY H. MEYERS
Registered investment companies	1	$53.3 million	0	N/A
Other pooled investment vehicles	119	$26.2 billion	44	$12.0 billion
Other accounts	6	$371.5 million	1	$44.7 million

MATTHEW R. LEIMETTER
Registered investment companies	1	$53.3 million	0	N/A
Other pooled investment vehicles	22	$1.8 billion	8	$952.4 million
Other accounts	3	$95.8 million	0	N/A

[1]	For purposes of this column, “master-feeder” structures, which may include multiple “feeder” funds, are counted as one account.

[2]	For purposes of this column, “feeders” into a “master fund” are counted as individual accounts where they have performance-based fees.

[3]	Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.

*

Assets under management as of the end of a particular period include all subscriptions to, and are reduced by all withdrawals from, GCMLP funds effected in conjunction with the close of business the last day of such period. Data for 2019 are estimated and unaudited.

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Compensation Structure

Messrs. Richter, Meyers and Leimetter each receive a fixed base salary, and Messrs. Richter, Meyers and Leimetter each receive an annual bonus based upon individual performance as well as the success of the firm. In addition, each of Messrs. Richter and Meyers hold an equity participation in the firm, for which they are entitled to distributions. Compensation is not directly based upon or tied to the performance or net asset value of the Master Fund or any other GCMLP-Managed Account, with the exception that Messrs. Richter and Meyers have each been granted an incentive compensation award tied to the performance of a certain GCMLP-Managed Account.

Ownership by Portfolio Managers	As of March 31, 2019, none of the individuals responsible for the day-to-day investment management of the Master Fund owns any interests in the Master Fund or the Fund.

Conflicts of Interest

As an investment adviser, GCMLP has a fiduciary duty to its advisory clients, including the Fund and the Master Fund. GCMLP recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund and the Master Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. GCMLP places the interests of its clients first and expects all of its employees to meet their fiduciary duties. (See “Conflicts of Interest.”)

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CONFLICTS OF INTEREST

Introduction

The terms of the Fund Agreement (including, without limitation, terms relating to fees, liquidity and transparency) were not the result of “arm’s length” negotiation between (i) GCMLP, on the one hand, and (ii) the Fund, the Master Fund and/or you, on the other hand.

GCMLP and its related persons, including GCM CFIG, are subject to significant conflicts of interest in managing the business and affairs of the Fund and the Master Fund and in making investment decisions for the Master Fund. Such conflicts could affect GCMLP’s objectivity and the performance of the Fund and the Master Fund. Certain of these conflicts are discussed elsewhere in this Prospectus and are not repeated here. Others are discussed below. In addition, Part 2A of GCMLP’s SEC Form ADV (a copy of which is available at www.adviserinfo.sec.gov) may contain additional disclosures of conflicts of interest.

GCMLP has fiduciary duties to the Fund and the Master Fund to act in good faith and with fairness in all of GCMLP’s dealings with them, and GCMLP will take such duties into account in dealing with all actual and potential conflicts of interest.

Other Business Activities

Nothing in the governing documents of the Fund, the Master Fund or any other GCMLP-Managed Account:

●   requires GCMLP or any of its related persons (which include persons who either currently are or formerly were related to GCMLP) to devote their full business time to the business and affairs of the Fund, the Master Fund or to the business and affairs of the GCMLP-Managed Accounts in general; or

●   limits or restricts GCMLP or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature.

Without limiting the generality of the foregoing, GCMLP and its related persons may act as investment adviser to or investment manager of GCMLP-Managed Accounts that are not in existence as of the date of this Prospectus, whether or not having investment objectives similar to those of the Fund, the Master Fund or other then-existing GCMLP-Managed Accounts on terms (including terms relating to fees, liquidity and transparency) that are the same as or different from those available to you.

Further, GCMLP and its related persons may engage in any other businesses or ventures. GCMLP has no obligation to make investment opportunities in any such businesses or ventures available to the Fund or the Master Fund or any other GCMLP-Managed Account (or to investors or participants in the Fund or any other GCMLP-Managed Account) and (except to the extent GCMLP determines otherwise) the Fund, the Master Fund and the other GCMLP-Managed Accounts will not participate in the risks or rewards of such businesses or ventures. Further, such businesses and ventures will:

●   compete with the Fund, the Master Fund and the other GCMLP-Managed Accounts for the time and attention of GCMLP and its related persons; and

●   potentially create additional conflicts of interest or raise other special considerations, as discussed more fully below.

In addition, GCMLP and its related persons, in investing and trading for their proprietary accounts, may (to the extent lawful) make use of information obtained by them in the course of investing for the Fund, the Master Fund and

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CONFLICTS OF INTEREST

other GCMLP-Managed Accounts. GCMLP and its related persons will have no obligation to compensate the Fund, the Master Fund or any other GCMLP-Managed Account (or any investor/participant therein) in any respect for their receipt of such information or to account to the Fund, the Master Fund or any other GCMLP-Managed Account (or any investor/participant therein) for any profits earned from their use of such information.

Additionally, neither GCMLP nor GCM CFIG is under any obligation to share with the other business unit (or the clients of other business unit) any investment opportunities it identifies.

Differences in GCMLP-Managed Accounts

GCMLP and its related persons currently manage or advise numerous GCMLP-Managed Accounts in addition to the Fund and the Master Fund, and expect to manage or advise additional GCMLP-Managed Accounts in the future. Certain GCMLP-Managed Accounts have or will have investment objectives that are identical or substantially similar to the investment objectives of the Fund and the Master Fund. It is not anticipated, however, that the Master Fund and other GCMLP-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

●   different investment proposals made by the different Portfolio Management Teams assigned to the different GCMLP-Managed Accounts, as outlined below;

●   regulatory and/or tax restrictions that apply to certain GCMLP-Managed Accounts but not to others, as outlined below;

●   investment constraints imposed by Investment Managers on certain GCMLP-Managed Accounts but not on others, as outlined below;

●   the availability of particular Investment Funds for investment by GCMLP-Managed Accounts at certain times but not at others;

●   different risk/return characteristics (notwithstanding that such GCMLP-Managed Accounts generally have similar investment objectives);

●   client-imposed portfolio management restrictions and/or other client instructions; and

●   the amount of cash available for investment by different GCMLP-Managed Accounts at certain times.

The Master Fund and other GCMLP-Managed Accounts may be assigned to different Portfolio Management Teams even though the Master Fund and such other GCMLP-Managed Accounts may have identical or substantially similar investment objectives. GCMLP’s Portfolio Management Teams are authorized to invest the assets of the GCMLP-Managed Accounts assigned to them in a wide range of Investment Funds (subject to final approval by Messrs. Richter and Meyers). As a result, it is expected that the Master Fund and other GCMLP-Managed Accounts will have different investment portfolios (and different performance results) resulting from different portfolio allocations proposed by their respective Portfolio Management Teams, even if the Master Fund and such other GCMLP-Managed Accounts have identical or substantially similar investment objectives. Further, the factors outlined above are likely to result in different portfolios for GCMLP-Managed Accounts assigned to the same Portfolio Management Team, even though such GCMLP-Managed Accounts have identical or substantially similar investment objectives.

Regulatory and/or tax restrictions may prohibit the Master Fund from participating in investment opportunities that are available to one or more other

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CONFLICTS OF INTEREST

GCMLP-Managed Accounts. Similarly, the Investment Managers of the Investment Funds in which the Master Fund may wish to invest may impose investment restrictions on the Master Fund but not on other GCMLP-Managed Accounts. Such restrictions could render the Master Fund ineligible to invest, in whole or in part, in an Investment Fund in which one or more other GCMLP-Managed Accounts are free to invest, to the possible detriment of the Master Fund.

As a result of certain restrictions imposed by the 1940 Act on investments by the Master Fund in “affiliated persons” (as that term is defined in the 1940 Act) of the Master Fund, it is possible that if a GCMLP-Managed Account invests in an Investment Fund in which the Master Fund is also an investor, such GCMLP-Managed Account’s investment (including the Master Fund’s) in such Investment Fund may be required to forego some or all of its voting rights associated with such investment.

In addition, in situations where the Master Fund and other GCMLP-Managed Accounts own, in the aggregate, 25% or more of the interest in a particular Investment Fund, the 1940 Act will effectively preclude the Master Fund and the other GCMLP-Managed Accounts from making additional investments in such Investment Fund, even though the relevant Portfolio Management Team may determine that it would be appropriate for the GCMLP-Managed Accounts (including the Master Fund) assigned to them to make additional investments in such Investment Fund. Because GCMLP believes that GCMLP-Managed Accounts other than the Master Fund should not be compelled to forego investment opportunities that otherwise would be available to them but for the restrictions imposed by the 1940 Act (which restrictions would not apply to such GCMLP-Managed Accounts in the absence of the Master Fund’s participation in such investments), GCMLP may, in certain circumstances, determine not to invest assets of the Master Fund in, or to cause the Master Fund to redeem or withdraw from, a particular Investment Fund so that other GCMLP-Managed Accounts may invest in such Investment Fund. If GCMLP causes the Master Fund to redeem or withdraw from an Investment Fund, the Master Fund may, in addition to losing the opportunity to invest in such Investment Fund, suffer economic detriment arising from such redemption or withdrawal (e.g., losing a performance/incentive compensation “loss carryforward”, incurring redemption or withdrawal charges, etc.)

As a result of these and other factors:

●   the Master Fund may have a different investment portfolio (and, as a result, different performance results) from other GCMLP-Managed Accounts even though the Master Fund and such other GCMLP-Managed Accounts may have identical or substantially similar investment objectives; and

●   no assurance can be given that:

›   the Master Fund will participate in all investment opportunities in which one or more other GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons participate;

›   particular investment opportunities allocated to one or more GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons will not outperform investment opportunities allocated to the Master Fund; or

›   the Master Fund, on the one hand, and one or more other GCMLP-Managed Accounts, GCMLP’s proprietary accounts and/or the proprietary accounts of GCMLP’s related persons, on the other hand, will receive equal or similar treatment.

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Possible Incentive to Favor One or More GCMLP-Managed Accounts Over One or More Other GCMLP-Managed Accounts

GCMLP’s Portfolio Management Teams might have an incentive to favor one or more GCMLP-Managed Accounts over the Master Fund (for example, with regard to the selection of Investment Funds for those GCMLP-Managed Accounts or the allocation of investment opportunities in Investment Funds that have limited investment capacity), because the “favored” GCMLP-Managed Account(s) might pay GCMLP more for its services than the Master Fund or other GCMLP-Managed Accounts that invest in the Master Fund (such as the Fund). For example, a Portfolio Management Team may have an incentive to propose investments in what it considers to be the best investment opportunities for GCMLP-Managed Accounts (including the Master Fund) from which GCMLP receives performance-based compensation—in preference to GCMLP-Managed Accounts from which GCMLP does not receive performance-based compensation—because GCMLP may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of GCMLP’s Portfolio Management Teams may have an incentive to favor one or more GCMLP-Managed Accounts over the Master Fund if such person has personal investments in such “favored” GCMLP-Managed Accounts.

As outlined below under “GCMLP’s Ability To Invest in the Same Securities in which the Master Fund Invests,” GCMLP has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all GCMLP-Managed Accounts (as well as the proprietary accounts of GCMLP and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

GCMLP’s Ability To Invest in the Same Securities in which the Master Fund Invests

GCMLP and/or its related persons invest in GCMLP-Managed Accounts (including the Fund and the Master Fund) for their own accounts alongside investors who are not related to them. When they do so, GCMLP and/or its related persons participate in the investment opportunities in which such GCMLP-Managed Accounts participate, alongside the other investors in such GCMLP-Managed Accounts.

In addition, GCMLP and/or its related persons may place assets under the management of (or otherwise procure investment advisory or investment management services from) any Investment Manager directly or indirectly used by one or more of GCMLP-Managed Accounts (including the Master Fund). For example, GCMLP and/or its related persons may invest in an Investment Fund in which one or more GCMLP-Managed Accounts (including the Master Fund) invest. Further, GCMLP and/or its related persons may invest in an Investment Fund at or about the same time one or more GCMLP-Managed Accounts (including the Master Fund) invest in such Investment Fund.

GCMLP, its related persons and one or more GCMLP-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Master Fund and/or one or more other GCMLP-Managed Accounts may do so on terms (including terms relating to fees, liquidity and transparency) that are the same as or more advantageous than those applicable to the investments that may be made by the Master Fund and/or such other GCMLP-Managed Account(s) with such Investment Manager. To the extent that GCMLP and/or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Master Fund and/or one or more other GCMLP-Managed Accounts may invest with such Investment Manager, GCMLP and/or its related persons may have an incentive to maintain or increase the investment by the Master Fund and such other GCMLP-Managed Accounts with such Investment Manager in order to obtain and/or maintain such

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advantageous terms for the benefit of GCMLP and/or its related persons.

In certain cases, an Investment Fund may have what GCMLP refers to as “limited capacity.” An Investment Fund has “limited capacity” when it is not willing to accept all capital that GCMLP-Managed Accounts, GCMLP and/or GCMLP’s related persons wish to invest in such Investment Fund. If GCMLP and/or its related persons wish to invest in such an Investment Fund at a time when an investment in such Investment Fund is appropriate for the Master Fund, GCMLP has a conflict of interest because it has a financial incentive to allocate the opportunity to the greatest extent possible to GCMLP and/or its related persons. In order to avoid this conflict, GCMLP may determine in certain cases that it and/or its related persons will not directly participate in an Investment Fund that has “limited capacity” unless and until all GCMLP-Managed Accounts (including the Master Fund) that wish to invest in such Investment Fund (including, for this purpose, GCMLP-Managed Accounts in which GCMLP and/or its related persons participate) have invested the full amount of capital they wish to invest in such Investment Fund.

In other cases, GCMLP employs policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to the GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons. Under these policies and procedures, to the extent that one or more GCMLP-Managed Accounts (including the Fund and the Master Fund), GCMLP and/or GCMLP’s related persons (each of the foregoing, a “Participating Account”) wish to invest in a particular Investment Fund (and have funds available to make such investment) but such Investment Fund has “limited capacity” and is willing to accept only a portion of the aggregate investment that the Participating Accounts wish to make, the aggregate capacity made available by such Investment Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest in such Investment Fund bears to the aggregate amount that all Participating Accounts wish to invest in such Investment Fund (determined in most cases by reference to the Target Allocations established by the Investment Committee), subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures. (Similarly, if interests in an Investment Fund are available in the “secondary market” but such interests are not available in an amount sufficient to satisfy the aggregate amount that Participating Accounts wish to invest in such interests, such interests generally are allocated to each Participating Account that has funds available to make such investment in the proportion that the amount such Participating Account wishes to invest in such interests bears to the aggregate amount that all Participating Accounts wish to invest in such interests, subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures).

GCMLP frequently seeks to obtain agreements from Investment Managers under which Investment Funds managed by such Investment Managers agree to accept specified dollar amounts of capital from GCMLP-Managed Accounts (considered in the aggregate) at specified investment dates and/or over specified time periods. In cases where GCMLP is able to negotiate “capacity” of this type for the GCMLP-Managed Accounts with respect to a particular Investment Fund, such capacity is not reserved solely for those GCMLP-Managed Accounts that are in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent such capacity is allocated to a GCMLP-Managed Account that was in existence on the date that GCMLP negotiated such capacity; such allocation is not reserved solely for persons who were investors or participants in such GCMLP-Managed Account on that date. Instead, such capacity is made available to all

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GCMLP-Managed Accounts that wish to invest in such Investment Fund, based on the allocation decisions of their respective Portfolio Management Teams and the application of GCMLP’s capacity allocation guidelines, regardless of whether such GCMLP-Managed Accounts were in existence on the date that GCMLP negotiated such capacity. Similarly, to the extent that any such capacity is allocated to a GCMLP-Managed Account that existed on that date, all investors or participants in such GCMLP-Managed Account participate in such capacity in accordance with their respective economic interests in such GCMLP-Managed Account, even if such investors or participants invested in such GCMLP-Managed Account subsequent to that date.

As outlined in greater detail below in “Different Reporting Packages,” in certain cases, GCMLP provides information relating to Investment Funds (including GCMLP’s opinions and investment decisions in respect of such Investment Funds) to: (i) investors or participants in GCMLP-Managed Accounts; and (ii) clients to whom GCMLP provides hedge fund program advisory services, for the purpose of assisting them in making their own determinations as to whether they wish to invest directly in such Investment Funds or withdraw or redeem their direct investments in such Investment Funds. In these cases, it can be expected that the recipients of such information will from time to time use such information to determine to:

●   invest directly in Investment Funds in which one or more GCMLP-Managed Accounts are invested (or in which they are contemplating investments), potentially in competition with other GCMLP-Managed Accounts if such Investment Funds have “limited capacity;” and/or

●   withdraw or redeem from Investment Funds in which one or more other GCMLP-Managed Accounts are invested (or from which they are contemplating withdrawing or redeeming their investments), potentially to the detriment of such other GCMLP-Managed Accounts if such Investment Funds subject their investors to “gates” or other withdrawal or redemption restrictions that create “limited capacity” to withdraw or redeem from such Investment Funds.

GCMLP’s Ability To Withdraw or Redeem from Investments in which GCMLP-Managed Accounts Invest

Certain GCMLP-Managed Accounts (including the Master Fund) may wish to withdraw or redeem from an Investment Fund at the same time that other GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) wish to withdraw or redeem from such Investment Fund. The ability to withdraw or redeem from any Investment Fund may differ materially from investor to investor due to the timing of their respective investments in the Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors. The reasons why certain GCMLP-Managed Accounts may wish (or be compelled to) withdraw or redeem from a particular Investment Fund as of a particular date also may differ materially from the reasons why other GCMLP-Managed Accounts (and/or GCMLP and its related persons) may wish (or be compelled to) withdraw or redeem from such Investment Fund as of such date. Withdrawals or redemptions or subscriptions by GCMLP-Managed Accounts, GCMLP and/or GCMLP’s related persons from or to a particular Investment Fund could in certain cases adversely affect other GCMLP-Managed Accounts (including the Master Fund) that are invested in such Investment Fund. Significant withdrawals or redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancing, imposition of withdrawal “gates” and under-allocation to certain positions. It could also cause an Investment Fund to make “in-kind” (as opposed to cash) distributions. In cases such as these, GCMLP has a conflict of interest in making withdrawals or redemptions or subscriptions for

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the GCMLP-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more GCMLP-Managed Accounts (and/or GCMLP and its related persons) may withdraw or redeem from a particular Investment Fund on a date as of which one or more other GCMLP-Managed Accounts (including the Master Fund) are not able to do so. For example, certain GCMLP-Managed Accounts (and/or GCMLP and its related persons) may have invested in a particular Investment Fund pursuant to a “lock-up” that has expired, where as one or more other GCMLP-Managed Accounts (including the Master Fund) may still be subject to “lock-ups” in connection with their investments in such Investment Fund because they either (i) purchased their interests in such Investment Fund subsequent to the time that other GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons purchased their interests in such Investment Fund or (ii) opted for liquidity classes in such Investment Fund that are different from the liquidity classes owned by such other GCMLP-Managed Accounts, GCMLP and GCMLP’s related persons.

In addition, certain withdrawal or redemption “gates” are, for example, calculated based on withdrawals or redemptions during an entire quarter or other period, so that if certain GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) withdraw or redeem during a quarter, this could prevent one or more other GCMLP-Managed Accounts (including the Master Fund) from withdrawing or redeeming at quarter-end, whereas the earlier withdrawals or redemptions are unaffected.

In sum, because the ability to withdraw or redeem from any Investment Fund may differ materially from investor to investor due to the timing of their respective investments in such Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors, certain GCMLP-Managed Accounts (and/or GCMLP and/or its related persons) may have withdrawal or redemption rights that differ from those of the Master Fund, and that the exercise of such rights could have a materially adverse effect on the Master Fund.

Investment in Different Parts of the Capital Structure

GCMLP-Managed Accounts and funds managed by GCMLP’s affiliates (together “GCM Grosvenor Funds”) may invest in companies in which GCMLP, its affiliates, or one or more other GCM Grosvenor Funds also invest, either directly or indirectly through an underlying fund. Investments in a company by certain GCM Grosvenor Funds may be made prior to the investment by other GCM Grosvenor Funds, concurrently, including as part of the same financing plan or subsequent to the investments by such other GCM Grosvenor Funds. Any such investment by a GCM Grosvenor Fund may consist of securities or other instruments of a different class or type from those in which other GCM Grosvenor Funds are invested, and may entitle the holder of such securities or other instruments to greater control or to rights that otherwise differ from those to which such other GCM Grosvenor Funds are entitled. In connection with any such investments, including as they relate to acquisition, owning and disposition of such investments, the GCM Grosvenor Funds may have conflicting interests and investment objectives, and any difference in the terms of the securities or other instruments held by such parties may raise additional conflicts of interest for GCM Grosvenor Funds and GCMLP and its affiliates. For example, certain GCM Grosvenor Funds may invest in the common equity of a company that subsequently issues debt that is held, directly or indirectly, by one or more other GCM Grosvenor Funds; the interests of these two groups of investors in the company may under certain circumstances be unaligned or adverse, particularly in times of stress for the company. This conflict may be exacerbated to the extent that representatives of GCMLP or its affiliates serve on an advisory or other board or committee related to such company or GCM Grosvenor Funds’ investment in

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such company. In certain instances, GCM Grosvenor Funds and/or GCM Grosvenor and its affiliates may invest as a minority investor as part of a larger investing group or syndicate. In such cases, the financial sponsor, and not GCMLP or its affiliates, will be in the position to negotiate and potentially make decisions on behalf of the holders of the relevant class of equity or debt holders. GCMLP recognizes that conflicts arise under such circumstances and will endeavor to treat all GCM Grosvenor Funds fairly and equitably.

Treatment as an Investment Group for Certain Transactions by GCMLP-Managed Accounts

In certain cases, although each investment in an Investment Fund by a GCMLP-Managed Account is a distinct transaction, Investment Funds may agree to treat all investments made by GCMLP-Managed Accounts as if they had been made by the same investor for purposes of applying certain business terms such as “gates.” GCMLP enters into these types of arrangements because it believes that in most cases they can be expected to benefit all participating GCMLP-Managed Accounts. However, under arrangements such as these, certain GCMLP-Managed Accounts could make complete withdrawals or redemptions provided that other GCMLP-Managed Accounts do not withdraw or redeem, as the former GCMLP-Managed Accounts could make use of the withdrawal or redemption capacity allocable to the entire “investment group.” For example, if a GCMLP-Managed Account that is part of an “investment group” were to withdraw or redeem from an Investment Fund because such GCMLP-Managed Account either itself has received significant withdrawal/redemption requests, wishes to rebalance its portfolio, or otherwise requires liquidity, its withdrawal or redemption could reduce withdrawal or redemption capacity for other members of the “investment group.” However, these arrangements also have certain drawbacks. In this example, depending on the actual terms of the applicable “gate,” a particular GCMLP-Managed Account that participates in an “investment group” may be entitled to receive less withdrawal or redemption proceeds in respect of a particular withdrawal or redemption than would be the case had such GCMLP-Managed Account not participated in such “investment group.”

In certain cases, GCMLP is able to negotiate favorable investment terms with the Investment Managers of Investment Funds, but often on the condition that the GCMLP-Managed Accounts (which, in certain cases, could include proprietary accounts of GCMLP or its related persons) collectively maintain an aggregate minimum level of invested capital in a given Investment Fund or group of Investment Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by GCMLP-Managed Accounts in a particular Investment Fund or group of Investment Funds managed by the same Investment Manager in order to retain favorable investment terms for all GCMLP-Managed Accounts that invest in such Investment Funds creates a conflict of interest in that it creates an incentive for GCMLP to cause a GCMLP-Managed Account to invest in or not to withdraw or redeem from a given Investment Fund in order to maintain the minimum threshold investment. Proprietary capital of GCMLP and its related persons – whether invested directly in an Investment Fund or through a GCMLP-Managed Account in which GCMLP or its related persons invest – may be among the capital that benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

Although GCMLP enters into the types of arrangements outlined above because it believes that they generally can be expected to benefit all GCMLP-Managed Accounts, there may be particular facts and circumstances under which particular GCMLP-Managed Accounts (including the Master Fund) would receive more favorable treatment had they not participated in such arrangements.

Investments in “Early Stage” Investment Funds

GCMLP and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Investment Funds (including GCMLP-Administered Funds, discussed below), at times when investments in such Investment Funds would not be appropriate for the Master Fund or other

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GCMLP-Managed Accounts. If GCMLP should subsequently determine, in accordance with its then-current criteria applicable to the selection of Investment Funds for the GCMLP-Managed Accounts, that such an Investment Fund is an appropriate investment for the GCMLP-Managed Accounts, GCMLP and its related persons will not be required to restructure the terms on which they invest in such Investment Fund in order to make investments in such Investment Fund available to the Master Fund if, for regulatory or other reasons, the Master Fund would be (or, in GCMLP’s reasonable determination, may be) precluded from investing in such Investment Fund in the absence of such restructuring.

Investments by Investment Funds in Securities Issued by GCMLP

Certain of the Investment Funds in which the Master Fund invests may hold notes or other securities issued from time to time by GCMLP or an affiliate, and GCMLP may be aware that such Investment Funds do so. The fact that certain Investment Funds may hold notes or other securities issued by GCMLP or its parent company could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw or redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

Investments in Investment Funds Managed by Clients

Certain of the Investment Funds in which the Master Fund invests may be managed by investment management firms owned in whole or in part by GCMLP’s or its affiliates’ clients, or may hold notes or other securities issued by GCMLP’s or its affiliates’ clients, and GCMLP may be aware of such investments. The fact that certain of the Investment Funds may be managed by investment management firms owned in whole or in part by GCMLP’s or its affiliates’ clients, or may hold notes or other securities issued by GCMLP’s or its affiliates’ clients, could, under certain facts and circumstances, potentially alter GCMLP’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw or redeem from such Investment Funds. GCMLP does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

Different Reporting Packages

Different investors or participants in GCMLP-Managed Accounts, (including different investors or participants in the Fund and the Master Fund), as well as certain other persons (including (i) persons to whom GCMLP provides investment advisory services on a non-discretionary basis and (ii) persons who currently have, or who previously have had, an interest in GCMLP or who otherwise currently are, or who previously have been, associated with GCMLP), receive oral and/or written reports from GCMLP that differ in form, substance, level of detail, timing and/or frequency, based on factors such as:

●   the types of services GCMLP provides to such investors or participants;

●   the size of their investments with GCMLP;

●   requests for specific types of information made by such investors or participants or persons acting on their behalf;

●   negotiations between GCMLP and such investors or participants or other persons acting on their behalf; and/or

●   GCMLP’s internal assessment of the likely reporting needs of such investors or participants or of persons acting on their behalf.

In particular, certain reports may include information relating to Investment Funds in which the GCMLP-Managed Accounts, including the Master Fund, invest (or in which they are contemplating an investment).

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In certain cases, GCMLP provides information to investors or recipients in the GCMLP-Managed Accounts, including Members, for purposes of enabling them to monitor their investments in the GCMLP-Managed Accounts. In these cases, GCMLP cannot effectively prevent an investor/recipient who has received information that has not been provided to other recipients from using such information to determine whether to:

●   withdraw or redeem from a GCMLP-Managed Account or increase its investment in a GCMLP-Managed Account (including the Fund);

●   invest directly in Investment Funds in which GCMLP-Managed Accounts (including the Master Fund) are invested (or in which they are contemplating investments), potentially in competition with the GCMLP-Managed Accounts (including the Master Fund); or

●   withdraw or redeem from Investment Funds in which GCMLP-Managed Accounts (including the Master Fund) are invested (or from which they are contemplating withdrawing or redeeming their investments), potentially to the detriment of the GCMLP-Managed Accounts (including the Master Fund).

In other cases, GCMLP provides information relating to Investment Funds to investors or participants in GCMLP-Managed Accounts for the purpose of assisting them in making their own determinations as to whether they wish to invest in such Investment Funds or withdraw or redeem their investments in such Investment Funds. In these cases, it can be expected that such investors or participants will use such information to determine whether to engage in any one or more of the actions described above.

Any of these actions could have a material adverse effect on investors or participants who do not receive the same information provided to other investors or participants.

Notwithstanding the foregoing, recipients of GCMLP’s oral and written reports should be aware that:

●   GCMLP does not permit such recipients to copy, transmit or distribute such reports, or any data or other information contained therein, in whole or in part, or authorize such actions by others, without GCMLP’s express prior written consent, and any such action taken without GCMLP’s express prior written consent may constitute a breach of contract and applicable copyright laws; and

●   by their receipt of such reports, such recipients will be deemed to have acknowledged that: (i) the data and/or other information contained therein may include data and/or information that, under applicable law, may be deemed to be material, non-public information regarding particular securities and/or the issuers thereof; (ii) under certain circumstances, United States securities laws prohibit the purchase and sale of securities by persons or entities who are in possession of material, non-public information relating to such securities and/or the issuers thereof; (iii) securities laws of other jurisdictions may contain a similar prohibition; and (iv) as a result, it is possible that trading in securities that are the subject of data and/or information contained in such reports may be prohibited by law.

GCMLP strongly encourages all recipients of its oral or written reports to review their own policies and procedures relating to the possible receipt of material, non-public information to ensure that any information that they receive from GCMLP relating to particular securities and/or the issuers thereof will not be

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used in any manner that conflicts with applicable law.

Transfers of Interests in Investment Funds

GCMLP may determine that it is appropriate for one or more GCMLP-Managed Accounts to dispose of, or decrease, their investments in a particular Investment Fund as of a particular date (each, a “Divesting Account”), while also determining that it is appropriate for one or more other GCMLP-Managed Accounts to invest, or increase their investments, in such Investment Fund as of the same date (each, an “Investing Account”).

In certain cases, GCMLP will implement decisions such as these by causing a Divesting Account to withdraw or redeem its interest in an Investment Fund at the net asset value (as calculated and reported by the Investment Manager of such Investment Fund), while simultaneously causing an Investing Account to invest in an interest in such Investment Fund at the same net asset value.

In other cases, GCMLP will implement such decisions by causing a Divesting Account to assign its interest in an Investment Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the net asset value of the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Investment Fund).

For purposes of convenience:

●   GCMLP refers to transactions of the types outlined above as “transfers” (even though the first type of transaction outlined above does not involve any transfer between the affected GCMLP-Managed Accounts, but only a divestment from an Investment Fund by one or more GCMLP-Managed Accounts and a substantially simultaneous investment in such Investment Fund by one or more other GCMLP-Managed Accounts);

●   GCMLP refers to a transaction in which a Divesting Account withdraws or redeems its interest from an Investment Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Investment Fund, as a “cash transfer”; and

●   GCMLP refers to a transaction in which a Divesting Account assigns its interest in an Investment Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a “book entry transfer.”

In certain cases, GCMLP is able to negotiate arrangements with Investment Managers—either at the inception of GCMLP’s relationship with an Investment Manager or on a case-by-case basis after GCMLP has established such a relationship—that permit a GCMLP-Managed Account that is the “cash transferee” or “book entry transferee” of an interest in such Investment Manager’s Investment Fund to “stand in the shoes” of the transferor GCMLP-Managed Account for purposes of determining such business terms as the duration of any “lock-up period,” the continuation of any performance/incentive fee or other performance/incentive compensation “loss carryforwards,” the applicability of withdrawal charges, etc. GCMLP generally intends to take advantage, to the fullest extent permitted by law, of the ability of transferee GCMLP-Managed Accounts to receive “carryover” business terms. In certain cases, however, regulatory considerations may prohibit GCMLP from effecting transactions in which business terms are carried over from the transferor GCMLP-Managed Account to the transferee GCMLP-Managed Account. For example, ERISA does not permit any such “carryover” business terms to apply in the case of transfers of interests in Investment Funds by GCMLP-Managed Accounts that are subject to ERISA to any other GCMLP-Managed Accounts, regardless of whether the transferee GCMLP-Managed Account is subject to ERISA. ERISA, however, does not appear to prohibit “carryover” business terms applying in the case of transfers from GCMLP-Managed Accounts that are not

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subject to ERISA to GCMLP-Managed Accounts that are subject to ERISA. Accordingly, GCMLP-Managed Accounts that are not subject to ERISA (such as the Master Fund) may not always be able to take advantage of arrangements of the type discussed above even though GCMLP-Managed Accounts that are subject to ERISA (including certain GCMLP-Managed Accounts in which persons employed by or otherwise associated with GCMLP invest) may.

GCMLP’s general policy is not to transfer interests in “designated” or “side-pocket” investments related to an investment in an Investment Fund when transferring interests in such particular Investment Fund from one GCMLP-Managed Account to another GCMLP-Managed Account, regardless of whether such transfer takes the form of a “cash transfer” or a “book entry transfer.” If a Portfolio Management Team decides, in any particular case, to over-ride this general policy, such Portfolio Management Team is responsible for documenting (in writing) the reasons for such over-ride.

The Master Fund will not participate in “book entry transfers” because of potential restrictions imposed by the 1940 Act. To the extent the Master Fund participates in “cash transfers,” in no instance will any party, including GCMLP or the Investment Manager of any affected Investment Fund, receive any additional compensation specifically as a result of any such cash transfer.

Trade and Clerical Errors

Subject to the considerations set forth below, GCMLP is under no obligation to reimburse the Fund or the Master Fund for any errors or mistakes made by GCMLP, its employees or its agents with respect to GCMLP’s placing or executing trades for the Fund or the Master Fund, as the case may be, or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, “Trade or Clerical Errors”), as GCMLP considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the Fund’s Investment Management Agreement or the Master Fund’s Investment Advisory Agreement, GCMLP will be obligated to reimburse the Fund or the Master Fund, as the case may be, for losses sustained by the Fund or the Master Fund, as the case may be, as a result of any Trade or Clerical Error that is caused by GCMLP’s failure to adhere to the standard of care set forth in such provisions. Subject to its fiduciary obligations, GCMLP will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Fund or the Master Fund, as the case may be. GCMLP has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Fund or the Master Fund, as the case may be.

If a Trade or Clerical Error occurs other than as a result of GCMLP’s failure to adhere to the applicable standard of care, GCMLP, in its sole discretion, reserves the right to reimburse the Fund or the Master Fund, as the case may be, for any losses sustained by the Fund or the Master Fund as a result of such Trade or Clerical Error. GCMLP’s reimbursement of the Fund or the Master Fund, as the case may be, for a Trade or Clerical Error in such a situation will not constitute a waiver of GCMLP’s general policy to cause the Fund or the Master Fund, as the case may be, to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of GCMLP’s failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Fund or the Master Fund, as the case may be, and will not be retained by GCMLP.

Receipt of Sensitive Information

GCMLP may from time to time receive, from Investment Managers of the Investment Funds in which the GCMLP-Managed Accounts invest, information that is not generally known to other investors in such Investment Funds. In these

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cases, legal or regulatory constraints and GCMLP’s policies designed to address such constraints could prevent GCMLP from acting in the manner in which it otherwise would act on behalf of one or more GCMLP-Managed Accounts, including the Fund or the Master Fund.

Proxy Voting

GCMLP has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Fund, the Master Fund and the other GCMLP-Managed Accounts. (See “Proxy Voting – By the Master Fund and/or the Fund.”)

GRV Securities LLC and Other Distribution Agents

GRV Securities LLC (the “Distributor”), an affiliate of GCMLP, serves as a distributor and/or placement agent for certain investment funds managed by GCMLP or its affiliates, including the Fund and the Master Fund, and GCMLP may from time to time engage other distribution or similar agents to assist it in marketing Shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor’s sole function is to serve as a distributor and/or placement agent for certain GCMLP-Managed Accounts, including the Fund and the Master Fund. Pursuant to a Master Placement Agent Agreement, GCMLP and its affiliates compensate the Distributor on a flat annual fee basis for placement agent/distribution services provided by the Distributor, regardless of the success of the Distributor’s services. The Distributor does not receive compensation from the Fund or the Master Fund for the distribution of Shares and/or placement of interests. You should understand that:

●   in connection with acting as distributor on behalf of the Fund, the Distributor acts as an agent of the Fund, not as an agent of or a broker for you; and

●   the Distributor’s distribution activities on behalf of the Fund should not be construed as a recommendation to purchase Shares, as the Distributor makes no such recommendations.

The Distributor has an incentive to introduce the Fund to prospective Members, since additional investments in the Fund will result in additional investment management/advisory fees for GCMLP.

If you acquire Shares as a result of a recommendation made by any other distribution or similar agent retained by GCMLP to assist it in marketing Shares, you should not view such recommendation as being disinterested, as GCMLP generally will pay the agent for the introduction. Also, you should regard such an agent as having an incentive to recommend that you retain its Shares, as GCMLP may pay such agent a portion of GCMLP’s fees for all periods during which you hold such Shares.

Brokerage Expenses

Except in the very limited case of “secondary market” transactions in interests in Investment Funds, the Master Fund invests in Investment Funds without the involvement of any financial intermediary such as a broker-dealer, and commissions are not payable in connection with such investments. To the extent that the Master Fund purchases or sells investments other than investments in Investment Funds, GCMLP has the authority to determine the financial intermediaries to be used in connection with such purchases/sales and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such purchases/sales—which commissions or other compensation are borne by the Master Fund.

In determining which intermediaries to use, GCMLP focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions

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efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and does not necessarily select those that charge the lowest commissions or other transactional costs.

Typically, GCMLP does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that it “pays up” for such services. However, GCMLP may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and—although GCMLP does not request research-related products or services from such financial intermediaries—GCMLP may on occasion receive and use research provided by such intermediaries. In this situation, GCMLP receives a benefit because it does not have to produce or pay for the research. Accordingly, GCMLP may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on its clients’ interest in receiving the most favorable execution. However, since the research provided is not material in nature and quantity and is provided without GCMLP’s request, GCMLP believes that its receipt of such research does not have a material effect on its selection of financial intermediaries.

To the extent that the Master Fund engages in “secondary market” transactions in interests in Investment Funds, GCMLP generally has limited opportunity to select the financial intermediaries involved in connection with any proposed transaction or to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such transactions. In general, the number of financial intermediaries active in the hedge fund “secondary market” is limited and the commissions charged by such intermediaries, which typically are borne by the purchasing party in such a transaction, may vary significantly from intermediary-to-intermediary, and transaction-by-transaction.

Redemption and Illiquid Investments

GCMLP may have a conflict of interest in processing redemptions. As an example, GCMLP must determine whether to cause the Master Fund to pay out the redemption proceeds attributable to Investment Funds from which the Master Fund cannot withdraw or redeem (or cannot withdraw or redeem without incurring a withdrawal or redemption charge) as of the applicable redemption date or to require that the redeeming Member continue to participate in such Investment Funds until the Master Fund can withdraw or redeem capital from them. Paying out such redemption proceeds may reduce the liquidity and increase the concentration of the Master Fund’s continuing portfolio, while not doing so exposes the redeeming Member to incremental risk.

Relationships with Consulting Firms

Persons employed by or otherwise associated with GCMLP may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms. In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

●   analyzing and/or monitoring “fund of funds” investment managers on behalf of such consulting firms;

●   recommending “fund of funds” investment managers to the investment committees or similar governing committees of such consulting firms;

●   selecting the “funds of funds” investment managers that such consulting firms will present to their clients as potential managers of such clients’ assets;

●   recommending particular “fund of funds” investment managers to clients of

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such consulting firms;

●   recommending that clients of such consulting firms continue to retain the services of, or terminate, “fund of funds” investment managers; and/or

●   otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or terminate, “fund of funds” investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with GCMLP, such persons may have an incentive to select GCMLP as a potential manager of the assets of clients of such consulting firms, to recommend GCMLP to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize GCMLP’s services.

GCMLP believes that it is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. If you utilize the services of a consulting firm, GCMLP urges you to inquire of such consulting firm whether it is subject to such a conflict of interest.

GCMLP may from time to time enter into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide GCMLP certain performance or other data on the “fund of funds” industry. GCMLP may compensate such a consulting firm for such services on an annual flat-fee or other basis. In no event will GCMLP enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to GCMLP for compensation from GCMLP discloses that fact to all clients to whom it recommends GCMLP.

Relationships with Investment Managers and Other Service Providers

Persons employed by or otherwise associated with GCMLP or its affiliates may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with the Investment Managers of existing or prospective Investment Funds or with other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts. In certain cases, such persons employed by or otherwise associated with GCMLP may be responsible for:

●   analyzing and/or monitoring existing or prospective Investment Funds managed by such Investment Managers, or analyzing and/or monitoring other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts;

●   recommending that GCMLP approve Investment Funds managed by such Investment Managers as eligible investments for GCMLP-Managed Accounts;

●   recommending that one or more GCMLP-Managed Accounts add capital to, or withdraw or redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

●   making the final decision to approve Investment Funds managed by such Investment Managers as eligible investments for GCMLP-Managed Accounts;

●   making the final decision to cause one or more GCMLP-Managed Accounts to add capital to, or withdraw or redeem their capital (in whole or in part)

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from, Investment Funds managed by such Investment Managers;

●   recommending that GCMLP retain other third-parties that wish to provide services to GCMLP and/or one or more GCMLP-Managed Accounts; and/or

●   recommending that GCMLP terminate third-parties that provide services to one or more GCMLP-Managed Accounts.

In cases where persons employed by or otherwise associated with GCMLP have one or more responsibilities of the types outlined above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Investment Managers of existing or prospective Investment Funds or other third-parties that provide or contemplate providing services to GCMLP and/or one or more GCMLP-Managed Accounts, such persons may have an incentive to base their decisions on personal considerations rather than on the best interests of the affected GCMLP-Managed Accounts. GCMLP, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected GCMLP-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

Gifts, Meals and Entertainment

GCMLP personnel may receive gifts, meals and/or entertainment from service providers doing business with GCMLP and/or one or more GCMLP-Managed Accounts, or from prospective service providers, including existing and prospective Investment Managers. GCMLP maintains policies and procedures that it believes are reasonably designed to preserve GCMLP’s objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by GCMLP personnel from such service providers. However, notwithstanding these policies and procedures, to the extent that GCMLP’s employees receive gifts, meals and/or entertainment from a service provider or prospective service provider, such employees may have an incentive to seek to cause GCMLP and/or one or more GCMLP-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such GCMLP-Managed Account(s).

GCMLP from time to time provides meals and entertainment to persons employed by or otherwise associated with consultants, financial advisors, clients and prospective clients (which may include Members and prospective Members). In certain cases, GCMLP may provide such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties. It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

GCMLP from time to time contributes to events sponsored by clients and prospective clients, including Members and prospective investors in the Fund, or by organizations in which clients or prospective clients participate, such as picnics, annual meetings, dinners and other events honoring retiring employees. It is possible that contributing to such events could affect the clients or prospective clients in connection with their decisions whether to retain GCMLP as their investment manager/adviser or to maintain existing investment management/advisory relationships with GCMLP.

Charitable and Philanthropic Activities

GCMLP and its principals, and Investment Managers of the Investment Funds in which the Master Fund invests and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and such Investment Managers and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities.

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GCMLP and its principals, and such Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

Similarly, GCMLP and its principals, and investors or participants in GCMLP-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. GCMLP and its principals, on the one hand, and investors or participants in GCMLP-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. GCMLP and its principals, and investors or participants in GCMLP-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

GCMLP has frequent interaction with consultants and financial advisors who represent prospective and existing investors or participants in the GCMLP-Managed Accounts. GCMLP does not pay these consultants or financial advisors to recommend GCMLP or any GCMLP-Managed Account to their clients. However, consultants and financial advisors have from time to time invited GCMLP and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. GCMLP has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Under no circumstances will such participation or lack thereof be a factor in GCMLP’s investment management process.

The Investment Managers

The Investment Managers of the Investment Funds in which the Master Fund invests are likely to be subject to many of the same types of conflicts of interest to which GCMLP is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Investment Funds they manage. Neither the Fund nor the Master Fund will share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Investment Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

The Investment Managers have responsibility for investing the capital allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Investment Funds in which the Master Fund invests. In investing on behalf of other clients, as well as the Investment Funds in which the Master Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Investment Funds in which the Master Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager’s strategy.

In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Investment Funds. They will have no obligation to compensate the Investment Funds in any respect for their receipt of such information or to account to any such Investment Fund for any profits earned from their use of such information.

The Investment Managers and their principals, in managing investment accounts

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other than the Investment Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Investment Funds. Therefore, the results of the Master Fund’s investments in such Investment Funds may differ from the results of other accounts managed by such Investment Managers.

The Investment Managers determine the valuation of the illiquid, longer-term investments held by their Investment Funds in a variety of different ways, and have considerable discretion in doing so. The Investment Managers have a conflict of interest in arriving at such valuations, which affect both the performance of their Investment Funds and the advisory compensation received by the Investment Managers.

The Investment Managers select the financial intermediaries that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transactional costs paid to such intermediaries. In selecting financial intermediaries and/or in negotiating commissions and other compensation with them, such Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Investment Funds they manage):

●   have authority to and may consider the full range and quality of the services and products provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

●   do not necessarily select intermediaries that charge the lowest transaction costs. In this regard, Investment Managers may engage in the practice known as “paying up,” whereby the Investment Managers cause their Investment Funds to pay higher transaction costs than they would otherwise pay so that the Investment Managers may receive certain non-execution related products and services provided by or through the intermediaries (so-called “soft dollar” benefits), which may or may not benefit certain Investment Funds which “pay up” so that the Investment Manager may receive such services (see below).

The practices discussed above create conflicts between the interests of an Investment Manager and the interests of the Investment Funds managed by such Investment Manager. This is because an Investment Manager that receives “soft dollar” benefits receives a benefit that it does not have to purchase out of its own resources. This benefit, in turn, may create an incentive to utilize particular intermediaries based not on the interest of the Investment Funds in achieving “best execution” of their transactions, but on the Investment Manager’s interest in receiving benefits for which it does not have to pay out of its own resources.

Further, an Investment Manager may cause an Investment Fund managed by such Investment Manager to pay transaction costs to a financial intermediary even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of “soft dollar” benefits provided by the intermediary.

Under recent revisions to the EU’s Markets in Financial Instruments Directive (“MiFID II”), effective January 3, 2018, European Union Investment Managers, including certain Investment Managers, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II is expected to limit the use of soft dollars by Investment Managers located in the E.U., if applicable, and in certain circumstances may result in other Investment Managers reducing the use of soft dollars as to certain groups of

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clients or as to all clients.

GCMLP generally is authorized to consent on behalf of the Master Fund to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Securities Exchange Act.

The Investment Managers have a conflict of interest in allocating capital to longer-term and/or illiquid investments. While such positions may hold significant profit potential (and, therefore, the potential to generate substantial performance/incentive fees or other performance/incentive compensation), they can create material valuation and illiquidity risks for investors. In addition, performance/incentive fees or other performance/incentive compensation may be calculated separately in respect of certain longer-term and/or illiquid investments irrespective of the overall performance of an Investment Fund.

Certain Disclosure Issues

GCMLP and its related persons have a conflict of interest in determining whether to disclose certain information — not otherwise required to be disclosed by applicable laws or regulations to — concerning GCMLP and its related persons to existing or prospective investors. In certain cases, GCMLP may conclude that such disclosure could be damaging to GCMLP’s business, which may give GCMLP incentives to determine that such information is not material and need not be disclosed to investors and/or prospective investors even though it might be of interest to them.

GCMLP and its related persons also have a conflict of interest in determining whether to disclose certain information — not otherwise required to be disclosed by applicable laws or regulations — to certain but not other investors and/or prospective investors. GCMLP has policies in place which address the issue of “disparate reporting” to different investors but will be subject to conflicts of interest in applying such policies due to GCMLP’s interest in meeting the informational requirements of larger investors which may request additional disclosures (see “—Different Reporting Packages,” above).

In determining what disclosures to make, GCMLP gives careful consideration to their fiduciary obligations of disclosure and their responsibility to treat all investors and/or prospective investors fairly.

Reputational Matters

In certain cases, GCMLP and its related persons may have a conflict of interest between acting in what might be the best interest of a GCMLP-Managed Account and ensuring that GCMLP avoids publicity or any reputational harm. For example, there may be certain tax positions which other market participants take and which would benefit the GCMLP-Managed Accounts but which GCMLP does not take out of concern for not being seen to be “aggressive” in the tax planning for GCMLP-Managed Accounts. Similar issues may arise in other regulatory contexts. GCMLP attempts to resolve these issues in the best interests of the GCMLP-Managed Accounts within the constraints of what it believes to be “best practices” in the alternative investment industry.

Other Matters

The Adviser, its affiliates (including the Distributor) and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser and its affiliates, and those of any other selling agents, that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Master Fund or the Fund will be adversely affected by this personal trading, the Master Fund, the Fund, the Adviser and the Distributor have adopted codes of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal

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accounts of investment professionals and others who normally come into possession of information regarding the Master Fund’s portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund or the Master Fund, except that the Fund may engage in transactions with accounts which are affiliated with the Fund or the Master Fund solely because they are advised by the Adviser or one of its affiliates or because they have common officers, directors or managing members or as otherwise allowed by rule or SEC Staff interpretation. All such purchases and sales would be made pursuant to procedures that would be adopted by the Fund or the Master Fund pursuant to Rule 17a-7 under the 1940 Act or as otherwise allowed by rule or SEC Staff interpretation. Among other things, those procedures would be intended to ensure that (i) each such transaction will be effected for cash consideration at the current market price of the particular securities, (ii) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. Affiliated broker-dealers of the Adviser may act as broker for the Fund, the Master Fund or the Investment Funds in effecting securities transactions.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

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By Members

Each Member has the right to cast a number of votes based on the number of Shares owned by the Member at a meeting of Members called by the Board of Directors or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Directors, approval of the agreement with the investment adviser of the Fund, and approval of the Fund’s auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund or the Master Fund.

In addition, pursuant to a master/feeder agreement between the Fund and the Master Fund, approval by members of the Master Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, which, for this purpose, means the affirmative vote of the lesser of (1) Master Fund members representing more than 50% in interest of the outstanding interests in the Master Fund or (2) Master Fund members representing 67% or more in interest of the outstanding interests in the Master Fund present at a meeting called for the purpose of approving a proposal, if Master Fund members holding more than 50% in interest of the outstanding interests in the Master Fund are represented at such meeting in person or by proxy. In connection with the vote of members of the Master Fund, the Fund will vote its interest in the Master Fund proportionately for and against approval in accordance with the votes of Members for and against a proposal.

By the Master Fund and/or the Fund

The Master Fund has delegated to GCMLP the responsibility to vote proxies related to portfolio securities, including Investment Funds.

Information regarding how the Master Fund and the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 426-9321, and on the SEC’s website at http://www.sec.gov.

Background

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like GCMLP to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes requests to vote securities (“Proxy Requests”) in the best interests of its clients.

Pursuant to Rule 206(4)-6, GCMLP has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) that have been designed to ensure that GCMLP votes Proxy Requests in the best interests of its clients. The following subsections describe provisions of GCMLP’s Proxy Policies that are relevant to the Master Fund.

Best Economic Interest Standard

Unless GCMLP agrees otherwise with a GCMLP-Managed Account, GCMLP votes on and makes voting recommendations on Proxy Requests in what it believes to be the best economic interests of the respective GCMLP-Managed Account and consistent with the respective GCMLP-Managed Account’s investment objectives and constraints. In doing so, GCMLP focuses on economic factors that have a material effect on the return and risk of the applicable investment based on appropriate investment time horizons consistent with the respective GCMLP-

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Managed Account’s investment objectives.

Unless GCMLP agrees otherwise with a GCMLP-Managed Account, GCMLP does not vote on or make voting recommendations on Proxy Requests on behalf of GCMLP-Managed Accounts that involve a potential sacrifice of investment returns from the investment or assumption of greater investment risks for the purpose of promoting environmental, social, or governance goals.

When evaluating whether voting on or making a voting recommendation on a Proxy Request will be in the best economic interests of a GCMLP-Managed Account, GCMLP may treat environmental, social, or governance goals as economic factors when GCMLP believes that the goals present material business risks or opportunities that investment professionals, in general, would treat as economic considerations under generally accepted investment theories. A belief that advancing environmental, social, or governance goals will promote positive general market trends or industry growth that might benefit a particular issuer does not qualify as an economic factor.

When GCMLP determines that voting on or making a voting recommendation on a Proxy Request is in the best economic interests of a GCMLP-Managed Account, GCMLP may take such action even though doing so might also advance environmental, social, or governance goals that are not economic factors.

Differing Actions on Proxy Requests

Because GCMLP is subject to different voting standards for different GCMLP-Managed Accounts, GCMLP may take different actions on Proxy Requests for different GCMLP-Managed Accounts. Furthermore, GCMLP may take different actions or make different recommendations for different GCMLP-Managed Accounts if it believes that each action taken or recommendation is in the best interest of the respective GCMLP-Managed Account.

Best Efforts to Vote and Exceptions

GCMLP makes best efforts to vote on or make voting recommendations on Proxy Requests in a timely manner. However, there may be circumstances in which GCMLP abstains from taking action.

●   GCMLP makes best efforts to act upon and make recommendations on Proxy Requests. However, GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when GCMLP does not receive the Proxy Request with sufficient time prior to the voting cut-off date to consider the impact of the proposals and complete its evaluation procedures.

●   GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when GCMLP does not believe that the Proxy Request provides sufficient detail to support a decision.

●   GCMLP may abstain from voting on or making voting recommendations on a Proxy Request when GCMLP believes that the expected cost or administrative burden of giving due consideration to the proposal does not justify the potential benefits to the affected GCMLP Fund that might result from adopting or rejecting the proposal in question.

●   In certain countries, shareholders that vote on an issuer’s proxy must deposit their shares with a designated depositary prior to the date of the meeting. The owner may not sell its shares until after the meeting when the shares are returned to the custodian. In countries that require shares to be blocked, GCMLP will consider the potential benefit of taking action on Proxy Requests to determine if it will consider voting and the resulting share blocking of the security.

●   In certain countries, an owner of a company’s shares must re-register the

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shares in order to take action on a proxy. Similar to share blocking, re-registration temporarily prevents a shareholder from selling shares. In countries that require re-registration, GCMLP will consider the potential benefit of taking action on Proxy Requests to determine if it will consider voting and re-registering the security.

Designation of Proxy Principals and Proxy Voting Coordinators

GCMLP designates certain employees as Proxy Principals to determine or propose the course of action to be taken with respect to Proxy Requests and certain employees as Proxy Voting Coordinators to coordinate proxy voting activity on behalf of GCMLP.

Managing Conflicts of Interest

GCMLP takes measures to identify and address conflicts of interest with respect to Proxy Requests. The test for determining whether circumstances present a conflict of interest is if it can reasonably be argued that the circumstances give GCMLP or a Proxy Principal a meaningful incentive to respond to a Proxy Request in a manner that:

●   places the interests of GCMLP or the Proxy Principal over the interest of a GCMLP-Managed Account even if there is no apparent detriment to the GCMLP-Managed Account; or

●   places the interests of one GCMLP-Managed Account over the interests of another GCMLP-Managed Account.

GCMLP will not make a final decision with respect to a Proxy Request until it evaluates whether it is subject to a conflict of interest in taking action in response to the Proxy Request and addresses the conflict in a manner designed to serve the best economic interests of the affected GCMLP-Managed Accounts.

Some of the actions GCMLP may take to address any conflicts of interest include:

●   excluding a conflicted party from the decision making process;

●   for GCMLP-Managed Accounts for which GCMLP makes voting recommendations on Proxy Requests, disclosing the conflicts to the appropriate parties;

●   for GCMLP-Managed Accounts for which GCMLP has the authority to take action on Proxy Requests, disclosing the conflict to the appropriate parties and obtaining consent to take specific action on the proposals; or

●   engaging an independent third party to recommend or determine the actions to be taken on the Proxy Request.

Voting Procedures and Guidelines

GCMLP takes actions on Proxy Requests from Investment Funds and securities received in kind consistent with:

●   the investment objectives, policies and restrictions of the relevant GCMLP-Managed Accounts; and

●   the best economic interest of each relevant GCMLP-Managed Account, except for GCMLP-Managed Accounts for which GCMLP has expressly agreed to consider other factors

GCMLP categorizes the proposals in Proxy Requests from Investment Funds and securities received in kind as either immaterial or material.

Immaterial Proposals

An immaterial proposal would not, in the Proxy Voting Coordinator’s reasonable

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PROXY VOTING

judgment, either be reasonably likely to have a material adverse effect on the relevant GCMLP-Managed Accounts, for example: a change in the Investment Fund’s name, approval of the previous year’s audited financial statements, re-appointment of independent auditors or election of directors; or materially adversely change the terms on which future investments may be made by one or more GCMLP-Managed Accounts.

In the discretion of the Proxy Voting Coordinator, GCMLP may abstain from voting on or making voting recommendations on an immaterial Proxy Request.

Material Proposals

A material proposal would, in the Proxy Voting Coordinator’s reasonable judgment, either: be reasonably likely to have a material adverse effect on the relevant GCMLP-Managed Account, or materially adversely change the terms on which future investments may be made by one or more GCMLP-Managed Accounts.

For material proposals, GCMLP acts, or recommends action, in accordance with the Proxy Principal’s determination unless the Investment Committee determines otherwise. GCM Grosvenor’s Chairman or GCMLP’s Operations Committee, however, may override the Proxy Principal’s and Investment Committee’s determinations.

With the Operations Committee’s approval, GCMLP may abstain from voting on or making voting recommendations on a material Proxy Request.

Securities Received in Kind

GCMLP has established voting guidelines for voting Proxy Requests relating to securities received in kind from Investment Funds.

Adverse Measures

GCMLP expects that Proxy Requests may seek approval for measures that reduce a GCMLP-Managed Account’s rights, powers and authority, or increase a GCMLP-Managed Account’s duties and obligations, associated with the security in question. Nevertheless, GCMLP may decide to take favorable action on a proxy that proposes such adverse measures as long as GCMLP reasonably believes that the action will have a reasonable probability of conferring long-term economic benefits over the anticipated holding period of the security in the affected GCMLP-Managed Accounts.

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BROKERAGE

The Investment Managers select the brokers and dealers that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transaction costs. In selecting brokers and dealers and/or in negotiating commissions and other compensation, Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Investment Funds they manage):

●

have authority to and may consider the full range and quality of the services and products provided by various brokers and dealers (including factors such as the ability of the brokers and dealers to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

●	do not necessarily select brokers and dealers that charge the lowest transaction costs.

An Investment Manager may cause an Investment Fund to pay transaction costs to a broker or dealer even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of non-execution related products and services provided by such broker or dealer.

GCMLP is authorized to consent on behalf of the Master Fund to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Securities Exchange Act.

101

FEES AND EXPENSES

The Adviser generally bears all of its own expenses incurred in providing services to the Master Fund and the Fund, except that the Master Fund reimburses the Adviser up to $25,000 per year for certain out-of-pocket costs and expenses incurred in connection with the operation of the Master Fund. The Master Fund is not obligated to pay any of the Adviser’s allocable overhead.

The Fund bears its own expenses, and, indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund’s fees and expenses not otherwise borne by the Adviser, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to the Investment Managers), all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends; any interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Advisory Fee and the Management Fee payable to the Adviser; fees and travel-related expenses of the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees or pay or absorb expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund and any indemnification expenses of the Master Fund as described herein under “Investment Advisory Agreement and Management Agreement”, but excluding any fees, expenses and incentive allocations of the Investment Funds) to the extent necessary to limit the ordinary operating expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the Fund and the Master Fund) to 2.02% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Recoupment will be made as promptly as possible, but will be limited to the lesser of (a) the expense cap in effect at the time of a waiver and (b) the expense cap in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect until July 31, 2020, and will terminate unless renewed by the Adviser.

The Investment Funds bear various expenses in connection with their operations. These expenses are similar to those incurred by the Fund and the Master Fund. The Investment Managers generally charge asset-based management fees to and receive performance-based compensation from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund and the Master Fund. As an investor in Investment Funds, the Master Fund will bear its pro rata share of the expenses and fees of the Investment Funds and will also be subject to performance allocations to the Investment Managers. The Fund will bear its pro rata share of these expenses and fees by virtue of investment in the Master Fund.

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ADMINISTRATOR AND TRANSFER AGENT

The Fund has retained BNY Mellon Investment Servicing (U.S.) Inc. (the “Administrator and Transfer Agent”) to provide accounting and certain administrative and investor services to the Fund, including fund accounting, investor accounting, and taxation services, and to act as the registrar and transfer agent for the Fund’s Shares. In consideration of these services, the Fund pays a monthly flat fee of $833, in addition to an annual charge based on the number of investors in the Fund, to the Administrator and Transfer Agent. Similar services are provided by the Administrator and Transfer Agent to the Master Fund, which pays an asset based fee to the Administrator and Transfer Agent equal to four and a half basis points per annum (a portion of which is borne indirectly by the Fund). Certain books and records of the Fund are kept at the Administrator and Transfer Agent’s principal business address, which is 103 Bellevue Parkway, Wilmington, Delaware 19809. Other Fund records are kept with the Adviser and the Adviser’s principal business address is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611.

Absent the Administrator and Transfer Agent’s own intentional misconduct, bad faith, gross negligence or reckless disregard with respect to its duties, the Fund has agreed to indemnify, defend and hold harmless the Administrator and Transfer Agent and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from: (a) any action or omission to act by any prior service provider of the Fund; and (b) any action taken or omitted to be taken by the Administrator and Transfer Agent in connection with this provision of services to the Fund.

The table below sets forth the fees paid to the Administrator and Transfer Agent, excluding reimbursement for any out-of-pocket expenses, for the past three fiscal years.

[To Be Updated]

	Fees Paid for Year Ended March 31
	2019		2018	2017

Grosvenor Registered Multi-Strategy Master Fund, LLC	[ __	]	$264,503	$305,663

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC	[ __	]	$38,981	$44,656

103

NET ASSET VALUATION

The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors. To determine net asset value of the Fund, the Fund relies on information from the Master Fund, which, in turn, receives such information from the Investment Managers. It is expected that the Fund will report its net asset value within thirty days after each fiscal period.

The Master Fund Board has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the fiscal period by the Investment Manager of each Investment Fund in accordance with the Investment Fund’s valuation policies and as reported by the Investment Manager. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from the Investment Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Investment Funds generally provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Investment Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Investment Managers. In the unlikely event that an Investment Fund does not report a value to the Master Fund on a timely basis at the end of a fiscal period, the Master Fund would determine the fair value of its interest in that Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Master Fund Board has determined that any values of interests in Investment Funds reported as “estimated” or “final” values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available, or the fair value of such securities.

Before investing in any Investment Fund, the Adviser conducts a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believe to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Investment Funds provided by the Investment Managers, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of valuations of such interests provided by such Investment Managers (which are unaudited, except for year-end valuations).

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser or, in certain cases, the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Master Fund’s interests in an Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Investment Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund Board.

If the Master Fund holds any securities other than interests in Investment Funds, the Master Fund will value the portfolio securities held by the Master Fund as follows:

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NET ASSET VALUATION

Domestic exchange traded and listed equity securities (other than options) will be valued at their last sale prices as reported on the exchanges where those securities are traded, and for securities primarily traded on NASDAQ, at the NASDAQ Official Closing Price. If no sales of those securities are reported on a particular day, the securities will be valued based upon their bid prices for securities held long, or their ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their last quoted sales price or bid prices (or ask prices in the case of listed options held short) as reported by the exchange, depending on whether the last quoted sales price falls between the last bid and ask quotations. Other securities for which market quotations are readily available will be valued at their bid prices (for securities held long) or ask prices (for securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

Corporate and government bonds that trade on platforms where market quotations are available are generally valued at the mean between the bid and ask prices on the platform where they are quoted. Bonds for which market quotations are not available are valued at the evaluated mean of a compilation of third-party quotes. Certain debt securities may be valued by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Master Fund Board will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less, are valued by the amortized cost method unless the use of amortized cost would be inappropriate due to credit or other impairments, or otherwise does not represent fair value.

If in the view of the Adviser, the pricing methodology of a listed option or debt security described above does not fairly reflect the market value of the security, the Adviser may request its valuation committee to instead adopt a methodology to value the security at fair value. In any such situation, the Adviser’s valuation committee will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the methodologies described above is warranted, will adopt methodologies for purposes of determining the fair value of the security.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. Similarly, U.S. markets may close early on any given day or may regularly close prior to calculation of the Master Fund’s net asset value. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When an event materially affects the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Master Fund’s net assets, which, in turn, would affect amounts paid on repurchases of Shares and the amount of fees paid, if the judgments regarding appropriate valuations should prove incorrect.

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PURCHASING SHARES

Purchase Terms

The Board of Directors may accept initial and additional purchases of Shares as of the first day of each month. The Board of Directors has authorized the Adviser to offer Shares more or less frequently. All purchases are subject to the receipt of cleared funds prior to the applicable purchase date in the full amount of the purchase, although the Adviser may accept, in its sole discretion, a purchase prior to receipt of cleared funds. The investor must also submit a completed investor application document in good order before the applicable purchase date. The Fund reserves the right to reject any purchase of Shares and may, in its sole discretion, suspend sales of Shares at any time.

The minimum initial investment in the Fund from each investor is $25,000, and the minimum additional investment in the Fund is $5,000. The minimum additional investments may be reduced by the Board of Directors.

In connection with initial and additional investments, investors may be charged a maximum sales load (the “Sales Load”) on Shares purchased of up to 1.25% of the investment amount, which is deducted from the amount of an investor’s investment. The Sales Load will be waived for purchases of Shares: (i) by or on behalf of accounts for which the Adviser or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity; (ii) by any account of Merrill Lynch Trust Fund managed on a discretionary basis; (iii) by individuals who are employees of Bank of America or an affiliate at the time of their investment; (iv) by any investor investing directly with the Fund through the Distributor; or (v) by individuals who are employees of GCMLP or an affiliate at the time of their investment. Such Sales Loads will generally only be waived if the investor purchasing the Shares has, at or prior to the time of purchase, provided sufficient information to confirm its qualification for such waiver. Sales Loads, if any, will reduce the amount of an investor’s investment in the Fund and will neither constitute an investment made by the investor in the Fund, nor form part of the assets of the Fund. The Sales Load is withheld and retained by the Selling Agent responsible for the sale.

Except as otherwise permitted by the Board of Directors, initial and any additional purchases of Shares by any Member are payable in cash, and all purchases must be transmitted by the time and in the manner that is specified in the investor application documents of the Fund. Initial and any additional purchases of Shares are payable in one installment. Although the Fund may accept in-kind purchases with securities in the sole discretion of the Board of Directors, the Fund has no present intention of accepting purchases with securities. If the Fund were to accept an in-kind purchase, the securities would be valued in the same manner as the Fund values its other assets. (See “Net Asset Valuation”)

Each investor must also represent and warrant in an investor application, among other things, that the investor is purchasing Shares for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Shares.

Eligible Investors

Each investor is required to certify that the Shares purchased are being acquired for the account of an “accredited investor” as defined in Regulation D under the 1933 Act or an investor whose purchase is directed by a registered investment adviser acting in a fiduciary capacity.

To qualify as an “accredited investor”, an individual investor must have: (i) a net worth (or joint net worth with the investor’s spouse) immediately prior to the time of purchase in excess of $1 million; or (ii) had an income in excess of

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PURCHASING SHARES

$200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. For purposes of determining net worth, an investor’s primary residence shall be excluded from both total assets and total liabilities, except that liabilities attached to such residence should be included in total liabilities to the extent that: (i) such liabilities exceed fair market value of such residence; or (ii) any such liability was incurred within 60 days of the purchase date of your Fund investment (e.g., as a result of a second mortgage or a home equity loan), unless such indebtedness was incurred in connection with the purchase of such residence. Corporations, partnerships, trusts and other entities are generally required to have total assets in excess of $5 million. Existing Members who purchase additional Shares are required to meet the foregoing eligibility criteria at the time of the additional purchase. The relevant investor qualifications are set forth in the investor application documents that must be completed by each prospective investor.

Shares may not be purchased by non-resident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is not expected to generate “unrelated business taxable income” (“UBTI”), for investors subject to ERISA and other tax-exempt investors unless an investor incurs acquisition indebtedness in connection with its investment in the Fund.

The Distributor

The Distributor, which is an affiliate of the Adviser, is a securities broker-dealer registered with the SEC and is a member of the FINRA. The principal offices of the Distributor are located at 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611. The Distributor is not compensated by the Fund for such services and bears its own costs associated with its activities as Distributor, except that the Fund may reimburse the Distributor for the costs associated with the filing of sales material with FINRA. The Distributor will, subject to the approval of the Board of Directors, retain affiliated and unaffiliated broker-dealers to act as selling agents for the Fund and broker-dealers to include the Fund on their Intermediary Platforms and may compensate them for their services. The Fund will not bear any of the costs of these compensation arrangements.

The Adviser (or one of its affiliates) may pay from its own resources (which may include revenue from advisory and management services) additional compensation or commissions, either at the time of sale or on an ongoing basis, to intermediaries for sales of Fund Shares by such intermediaries and for ongoing investor servicing. Such payments, sometimes referred to as “revenue sharing,” may be made for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, balance maintenance, the provision of information and support services to clients, inclusion on preferred provider lists and the provision of other services. The receipt of such payments could create an incentive for the third party to offer or recommend a Fund instead of similar investments where such payments are not received. Such payments may be different for different intermediaries.

The Adviser may retain certain parties to act as servicing agents to assist with investor servicing and administration. The Adviser compensates such servicing agents out of its own resources.

The Adviser hopes to benefit from revenue sharing by maintaining and increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, the Distributor, selling agent or broker-dealer that manages an Intermediary Platform may feature a certain fund in its sales platform or give the Adviser preferential access to members of its sales force or

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management. An intermediary may earn a profit on revenue sharing payments, and such payments may provide your intermediary with an incentive to favor the Fund. An investor may inquire of its intermediary regarding any payments received from the Adviser or the Fund, as well as about fees and/or commissions of the intermediary.

The Fund agrees to indemnify, defend and hold the Distributor, its officers and members and any person who controls the Distributor free and harmless from and against all claims, demand, liabilities and expenses. Likewise, the Distributor agrees to indemnify, defend and hold the Fund, its officers and Directors and any person who controls the Fund free and harmless from and against all claims, demand, liabilities and expenses.

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REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

No Right of Redemption

No Member or other person holding Shares acquired from a Member has the right to require the Fund to redeem those Shares. There is no public market for Shares, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund will from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that generally it will recommend to the Board of Directors that the Fund offer to repurchase Shares from Members four times each year, effective as of the last day of each calendar quarter. The Board of Directors will also consider the following factors, among others, in making this determination:

●   whether any Members have requested that the Fund repurchase their Shares;

●   the liquidity of the Fund’s assets;

●   the investment plans and working capital requirements of the Fund;

●   the relative economies of scale with respect to the size of the Fund;

●   the history of the Fund in repurchasing Shares; and

●   the economic condition of the securities markets.

The Fund will repurchase Shares from Members pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Fund and to all Members or persons holding Shares acquired from Members, or to one or more classes of Members, as applicable. When the Board of Directors determines that the Fund shall repurchase Shares, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain the net asset value of their Shares by contacting the Adviser during the period.

The Fund Agreement provides that the Board of Directors will call a meeting of Members for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period repurchase any of the Shares tendered in accordance with the procedures determined by the Board of Directors from time to time.

Repurchases of Shares from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance

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REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

with the Fund Agreement), which will be distributed to all tendering Members on a pari passu basis. The Fund does not impose any charges in connection with repurchases of Shares or portion of Shares.

The Fund’s assets will be reduced by the amount of the tendered Shares that are purchased by the Fund. Thus, income relative to assets may be affected by the repurchase. The purchase of Shares pursuant to the offer to repurchase will have the effect of increasing the proportionate interest in the Fund of Members who do not tender Shares. Members who retain their Shares may be subject to increased risks due to the reduction in the Fund’s aggregate assets resulting from payment for the Shares tendered. These risks include the potential for greater volatility due to decreased diversification. However, this result is unlikely given the nature of the Fund’s investment program. A reduction in the aggregate assets of the Fund may result in Members who do not tender Shares bearing higher costs to the extent that certain expenses borne by the Fund are relatively fixed and may not decrease if assets decline. These effects may be reduced or eliminated to the extent that new and existing Members make additional purchases of Shares from time to time, although there can be no assurance that such additional purchases will occur. Payment for Shares purchased pursuant to an offer to repurchase may also require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses or increased investment related expenses. To any extent the Master Fund incurs debt to finance a repurchase of shares, although not expected, the Fund would bear interest costs until such funds were repaid.

Due to liquidity restraints associated with the Master Fund’s investments in Investment Funds and the fact that the Master Fund may have to effect withdrawals from those Investment Funds to pay for Shares being repurchased, the Fund presently expects to employ the following repurchase procedures:

1.  A Member choosing to tender Shares for repurchase must do so by the date specified in the notice describing the terms of the offer (the “Expiration Date”) which generally will be approximately 65 days before the date as of which Shares are to be repurchased. The Shares (tendered and accepted) will be valued as of the date on which Shares are to be repurchased (the “Valuation Date”), which is generally expected to be the last day of each calendar quarter;

2.  Promptly after the Expiration Date, each Member whose Shares have been accepted for repurchase by the Fund will receive a promissory note from the Fund (to be held by the Administrator and Transfer Agent on behalf of such Member) (the “Promissory Note”) entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustment (based upon the results of the next annual audit of the Fund’s financial statements).

3.  The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times.

The first payment (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Initial Payment will be made as of the later of (a) within 35 days after the Valuation Date, or (b) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of interests, within 10 business days after the Master Fund has received at least 90% of the aggregate amount

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REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

withdrawn by the Master Fund from such Investment Funds.

The second and final payment (the “Contingent Payment”) is expected to be in an amount equal to the excess, if any, of (a) the net asset value of the Shares tendered and purchased as of the Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Investment Funds) over (b) the Initial Payment, which is generally paid within 120 days after the Valuation Date.

4.  Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances noted above, pay all or a portion of the amounts due by the in-kind distribution of marketable securities.

Under these procedures, Members will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Shares are accepted for repurchase by the Fund will be given the above-described non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interests in the Master Fund to make such payments, but has experienced delays in receiving payments from the Master Fund.

Repurchases of Shares at the Fund level are subject to the availability of funds at the Master Fund level and/or the ability of the Master Fund to repurchase sufficient interests held by the Fund. Repurchases of Shares by the Master Fund and the Fund are subject to certain regulatory requirements imposed by SEC rules. The Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures designed to provide Members substantially the same liquidity for Shares as would be available under the procedures described above.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of: (i) cash; (ii) liquid securities; or (iii) interests in the Master Fund that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Shares. Neither the Initial Payment nor the Contingent Payment is insured or guaranteed by any bank or the Federal Deposit Insurance Corporation, Federal Reserve Board, Office of the Comptroller of the Currency or any other government agency.

If a repurchase offer is oversubscribed by Members who tender their Shares for repurchase (in other words, if the amount of Shares tendered exceeds the amount that the Fund has offered to repurchase), the Fund will repurchase only a pro rata portion of the Shares tendered by each Member. Similarly, if an offer to repurchase interests in the Master Fund is oversubscribed, the Master Fund will repurchase only a pro rata portion of the interests tendered by the Fund to the Master Fund, unless the offer to repurchase interests in the Master Fund is increased and extended, and accordingly the Fund may be required to scale down the repurchase of Shares from Members. If the offer to repurchase interests in the Master Fund is extended, the Fund will receive notice of such

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extension. In addition, a Member who tenders for repurchase only a portion of such Member’s Shares will be required to continue to own Shares having a net asset value not less than $25,000, or such lesser amount as may be established by the Board of Directors. In the event that a Member’s investment falls below the required minimum due to the repurchase by the Fund of Interests on a pro rata basis, the Fund shall waive the required minimum amount. Additionally, the Fund will only repurchase securities in accordance with Rule 13e-4 of the Securities Exchange Act. Mandatory redemptions will not discriminate unfairly against any Member and, in the event that less than all of the Shares are redeemed, the redemptions will occur on a pro-rata basis, or in such other manner as it will not discriminate unfairly against any Member.

The Fund may repurchase, by means of redemption, Shares of a Member or any person acquiring Shares from or through a Member in the event that:

●   the Shares have been transferred or the Shares have been vested in any person by operation of law as the result of the death, divorce, disability, dissolution, bankruptcy or incompetency of a Member;

●   ownership of the Shares by a Member or other person is likely to cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Fund or any Member to an undue risk of adverse tax risk or other fiscal or regulatory consequences;

●   continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund, the Board of Directors or the Adviser;

●   any of the representations and warranties made by a Member in connection with the acquisition of Shares was not true when made or has ceased to be true;

●   the value of a Member’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund; or

●   it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or one of its affiliates holds Shares in its capacity as a Member, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Shares

Shares held by Members may be transferred only under certain limited circumstances, with the written consent of the Board of Directors or its delegatee (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Directors that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, and must be accompanied by transfer and other documentation that the Board of Directors or its delegatee may reasonably request. The Board of Directors may not consent to a transfer of Shares by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Shares, the balance of the account of each of the transferee and transferor is not less than $25,000. A Member who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the

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transfer.

Any transferee that acquires Shares in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Fund Agreement and to tender the Shares for repurchase by the Fund.

By purchasing Shares, each Member agrees to indemnify and hold harmless the Fund, the Board of Directors, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

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Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income.

It is anticipated that gains or appreciation in the Fund’s investments typically will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Members that are subject to U.S. income tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be distributed to Members at least annually. The net asset value of each Share that a Member owns will be reduced by the amount of the distributions or dividends that a Member actually or constructively receives from that Share.

Pursuant to the DRP established by the Fund, each Member will automatically be a participant under the DRP and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. An election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to the Fund or to a Member’s intermediary (who should be directed to inform the Fund). A Member is free to change this election at any time. If, however, a Member requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Member whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Member’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Members receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Member not participated in the DRP.

Shares will be issued pursuant to the DRP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no Sales Load or other charge for reinvestment. A request for change of participation/non-participation status in the DRP must be received by the Fund within the above time frame to be effective for that dividend or capital gain distribution. A Fund may terminate the DRP at any time upon written notice to the participants in the DRP. The Fund may amend the DRP at any time upon 30 days’ written notice to the participants. Any expenses of the DRP will be borne by the Fund.

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THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by Members that are United States persons (as defined in the Code). This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Members liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes.

Significant tax reform legislation was enacted on December 22, 2017, when the Tax Cuts and Jobs Act (the “Tax Act”) was signed into law. The Tax Act made substantial changes to the U.S. federal tax laws, including changes to the individual and corporate income tax rates, limiting deductions for “business interest” and modifying or repealing various other deductions, limiting the extent to which net operating losses may be utilized and fundamental changes to U.S. tax rules governing international taxation. These and other changes contained in the Tax Act may significantly affect the U.S. taxation of the Fund, its Members, and entities in which the Fund invests. Prospective Members should consult their own tax advisors regarding the Tax Act.

Members who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on ordinary dividend distributions by the Fund. By contrast, if a non-U.S. Member invested directly in the non-U.S. Investment Funds in which the Fund will invest, distributions that the non-U.S. investor received from such Investment Funds would generally not be subject to U.S. withholding tax. Accordingly, the Fund will generally not be an appropriate investment for non-U.S. investors.

Prospective investors should consult their own tax advisors regarding the foreign and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. As such, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net capital gains (that is, the excess of long-term capital gains over short-term capital losses) that it distributes to Members. To qualify for this treatment, the Fund must meet three numerical tests each year.

First, at least 90% of the annual gross income of a RIC must consist of dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships. Income allocated to the Fund by the Master Fund will retain its original tax character for purposes of the annual gross income test. Income realized by the Fund as a result of the Master Fund electing mark-to-market tax treatment for its PFIC investments will constitute qualifying income for purposes of this 90% annual gross income requirement. For purposes of meeting the 90% gross income requirement, the Master Fund

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also may make and/or hold certain investments through subsidiaries, including through U.S. and non-U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 21%, in addition to potential state and local income and excise taxes. With respect to the Master Fund’s investments in a partnership, the Fund will be treated as receiving its share of the Master Fund’s proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership.

Second, at the close of each quarter of its taxable year, (a) at least 50% of the value of a RIC’s total assets must consist of (i) cash and cash items, U.S. government securities, the securities of other RICs and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the RIC’s total assets can be invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the RIC controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more qualified publicly traded partnerships. The Fund will be deemed to satisfy the diversification requirements if the Master Fund’s assets meet these requirements.

Third, a RIC must distribute annually at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt income, if any. The Board has approved a dividend reinvestment plan (“DRP”) under which dividends distributed by the Fund will be reinvested in the Fund. Members will have the ability to opt out of the DRP.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, a RIC must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax. With respect to PFIC stock held by the Fund, if a mark-to-market election is in effect, the Fund must calculate this excise tax distribution based upon the October 31 values of such PFIC stock. See “—Investments in Passive Foreign Investment Companies” below. The Fund and the Master Fund will need timely information from the Investment Managers of the Investment Fund partnerships in which the Master Fund invests regarding the partnership income and gain allocated to the Master Fund in order to meet these distribution requirements. The required distribution with respect to foreign currency gains treated as ordinary income under Section 988 is also based upon the twelve-month period ending October 31. With respect to all other ordinary taxable income, the Fund must calculate the distribution with respect to excise tax based on the calendar year.

In general, for purposes of the 90% gross income requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded

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partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain requirements with respect to the type of income it produces. The Investment Fund partnerships in which the Master Fund will invest are not expected to be qualified publicly traded partnerships, so the Fund and the Master Fund will need to rely on the Investment Managers to provide the Fund and the Master Fund with timely information regarding the amount and character of Investment Fund income and gain being allocated to the Master Fund in order for the Fund to satisfy both the gross income and the distribution requirements described above. The Fund and the Master Fund will also need to monitor the assets of the Investment Fund partnerships for purposes of satisfying the asset diversification requirement described above.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall were large enough, be disqualified as a RIC. If for any taxable year the Fund were to fail to qualify as a RIC due to the failure to meet any of the requirements above, (i) all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Members and (ii) Members would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, although such dividends could be qualified dividend income taxable at long-term capital gain rates for individual Members who meet certain holding period requirements, and corporate Members could be eligible for the dividends-received deduction. In addition, in order to re-qualify as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Distributions to Members

The Fund contemplates declaring and distributing to Members all or substantially all of its taxable income in the form of annual dividends. In general, distributions will be taxable to Members for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. Such distributions are taxable whether they are received in cash or reinvested in Fund Shares. The Fund expects that its distributions will generally be taxable to Members at ordinary income rates, although any capital gain dividends paid by the Fund will be taxable to Members as long-term capital gain. Although not anticipated, distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) each Member’s tax basis in its Shares and any such amount in excess of such basis will be treated as gain from the sale of Shares, as discussed below.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that gains, if any, from the foreign Investment Funds in which the Master Fund invests will be treated as ordinary income for U.S. federal income tax purposes. The Fund may realize long-term capital gains in connection with the Master Fund’s investment in direct investments, mutual funds and exchange traded funds, and in Investment Fund partnerships, in which case a portion of its distributions to Members may qualify for lower tax rates applicable to long-term capital gains. Likewise, a portion of the Fund’s dividends paid to Members that are corporations may be eligible for the “dividends received” deduction.

Distributions of net capital gain, if any, designated as capital gains dividends will be taxable to a Member as long-term capital gains, regardless of how long the Member has held Fund Shares. Distributions of the Fund’s net realized short-term gains would be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for

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investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to Members, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Member will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Member (up to the amount of the Member’s basis in his or her Shares) and thereafter as gain from the sale of such Shares (assuming the Shares are held as capital assets). The amount treated as a tax-free return of capital will reduce the Member’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Shares.

With respect to a tax-exempt organization investing in the Fund, if the Fund qualifies as a RIC, dividends and other distributions paid by the Fund will not constitute unrelated business taxable income (“UBTI”), provided such tax-exempt organization has not borrowed money in connection with its investment in the Fund.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on sale of Fund Shares, will constitute investment income of the type subject to this tax.

Dividends and distributions on the Fund’s Shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular Member’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Members of record of such month and paid in the following January will be taxed to Members as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year, but in such case, Members will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Members who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund. By contrast, if a non-U.S. Member invested directly in the non-U.S. Investment Funds in which the Fund will invest, distributions that the non-U.S. investor received from such Investment Funds would generally not be subject to U.S. withholding tax. Accordingly, the Fund may not be an appropriate investment for non-U.S. investors. Each non-U.S. Member must provide documentation to the Fund certifying the Member’s non-United States status. In addition, under recent legislation known as FATCA, which began in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable

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payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with the Internal Revenue Service (the “Service”) or with a governmental authority in its own country, if applicable, to collect and provide substantial information regarding its “United States accounts,” or such non-U.S. entity otherwise demonstrates compliance with or exemption from FATCA. For this purpose, a United States account is any “financial account” held by one or more “specified United States persons” or “United States owned foreign entities.” The withholding tax began in 2014 with respect to U.S.-source income. Recently issued proposed regulations would eliminate the application of the withholding tax that was scheduled to begin in 2019 with respect to U.S.-source investment sale proceeds. Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Fund.

The Fund will inform its Members of the source and status of each distribution made in a given calendar year after the close of such calendar year.

Gains from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Member. Different tax consequences may apply for tendering and non-tendering Members in connection with a repurchase offer. For example, if a Member does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Members. On the other hand, Members who tender all of their Shares (including Shares deemed owned by Members under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss will be measured by the difference between the Member’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Members, gain or loss from the transfer or repurchase of Shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

The maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

Any loss realized upon the sale or exchange of Shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such Shares. In addition, all or a portion of a loss realized on a sale or other disposition of Shares may be disallowed under “wash sale” rules to the extent the Member acquires other Shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares. Any disallowed loss will result in an adjustment to the Member’s tax basis in some or all of the other Shares acquired.

Sales charges paid upon a purchase of Shares cannot be taken into account for purposes of determining gain or loss on a sale of the Shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made,

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pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the Member’s tax basis in some or all of any other Shares acquired.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Service certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Member, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

Investments in Passive Foreign Investment Companies

The Master Fund intends to acquire interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as PFICs for federal income tax purposes.

The Master Fund may, to the extent possible under certain circumstances, elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Master Fund’s and the Fund’s recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF.

To the extent the Master Fund cannot elect QEF treatment or to the extent such treatment is not optimal, the Fund may elect to “mark to market” shares that the Master Fund holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. The Fund’s basis in PFIC shares will be increased by the amount of mark-to-market income recognized with respect to such shares and decreased by the amount of any deduction allowed for mark-to-market loss with respect to such shares. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will be deductible against capital gains recognized by the Fund in that year or in following years.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to Members) in excess of the distributions that the Master Fund receives from PFICs. Accordingly, the Fund may need to borrow money or to dispose of interests in Investment Funds in order to make the required distributions.

If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to Members, and such excess distributions must be taken into account for purposes of the RIC qualification and excise tax distribution

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requirements.

As described above, a RIC must distribute annually at least 90% of its investment company taxable income and tax-exempt income. For purposes of this distribution requirement, the mark-to-market income with respect to PFIC shares owned by the Fund will be determined annually as of the last day of the Fund’s tax year, which is October 31. For purposes of determining the distributions the Fund must make in order to avoid the 4% federal excise tax described above, such PFIC shares will be marked to market as of October 31 each year.

The PFIC provisions generally do not apply to any investment in the stock of a foreign corporation that qualifies as a “controlled foreign corporation” (“CFC”) if the shareholder is a “U.S. shareholder” (as defined below) by means of its percentage ownership in the CFC. A “U.S. shareholder” of a CFC generally must include in income currently its pro rata share of, among other things, the CFC’s “Subpart F income,” whether or not currently distributed to such shareholder. “Subpart F income” includes the various types of passive income. Additionally, a CFC’s “global intangible low-taxed income” (GILTI) may be tax to U.S. shareholders in a manner similar to the taxation of Subpart F income. A “U.S. shareholder” is generally defined as any U.S. person (including a U.S. partnership) that owns (or, after the application of certain constructive stock ownership rules, is deemed to own) on any day of the taxable year 10% or more of the total combined voting power of all classes of stock entitled to vote of the foreign corporation or 10% or more of the total value of the stock of the foreign corporation. A foreign corporation will be treated as a CFC if more than 50% of the stock of such foreign corporation, determined by reference to either vote or value, is owned (or, after the application of certain constructive stock ownership rules, is deemed to be owned) by “U.S. shareholders.” “Subpart F income” of a CFC that is currently taxed to a “U.S. shareholder” is not subject to tax again in its hands when actually distributed to such shareholder. Where there is an overlap of income inclusion under the Subpart F rules, on the one hand, and the PFIC rules, on the other, the Subpart F rules take precedence and such income is in any event taxed only once. In addition, a corporation will not be treated with respect to a shareholder as a PFIC during the “qualified portion” of such shareholder’s holding period with respect to stock in such corporation. Generally, the term “qualified portion” means the portion of the shareholder’s holding period during which the shareholder is a “U.S. shareholder” (as defined above) and the corporation is a CFC.

If the Master Fund owns 10% or more of either the combining voting power or value of the outstanding shares of a foreign Investment Fund in which it invests, and together with other U.S. shareholders satisfies the 50% ownership test with respect to such Investment Fund, the Fund will not be able to make a mark-to-market election under the PFIC rules and the CFC tax rules will apply. In such event, the Investment Fund’s Subpart F income will be included in the Master Fund’s and the Fund’s income whether or not the Investment Fund distributes such income. Under proposed Treasury Regulations, inclusions of a CFC’s income in a RIC’s income will only be considered qualifying income for the RIC if the CFC makes distributions to the RIC out of the associated earnings and profits for the applicable taxable year.

Income received by the Master Fund with respect to its investments in PFICs is expected to be treated as qualifying income for RIC purposes. If the Master Fund owns 10% or more of either the combining voting power or value of the outstanding shares of a PFIC, there is risk (depending on the level of ownership of other U.S. investors in the PFIC) that the Fund’s investment would be taxed under the CFC rules rather than the PFIC rules. In such event, the PFIC’s income that is included in the Fund’s income under the CFC rules will only be

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considered qualifying income for the Fund if the PFIC makes distributions to the Master Fund out of the associated earnings and profits for the applicable taxable year. Similarly, if the Master Fund makes a QEF election for a PFIC, the Fund’s income and gain with respect to such PFIC will only be qualifying income for the Fund if the PFIC distributes the income and gain to the Master Fund.

Partnerships

The Master Fund may also invest in other investment funds treated as partnerships for U.S. federal income tax purposes. In such cases, the Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and allocated to it by the Master Fund, and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test. Income derived by the Fund from an investment in a partnership (other than a qualified publicly traded partnership) is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Fund. Although some Investment Fund strategies (e.g., long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be “good” income for RIC qualification purposes. Similarly, the Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification. The Fund will closely monitor its investments in funds that are treated as partnerships, if any, in order to assure the Fund’s compliance with Subchapter M requirements. The Fund also will need to rely upon information reported to it by partnership Investment Funds for purposes of determining income required to be distributed by the Fund for RIC qualification purposes, for purposes of avoiding corporate income tax and for purposes of avoiding the nondeductible 4% excise tax, and such Investment Funds may not provide the necessary information within the time period needed by the fund for such purposes.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Master Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to Members.

The Master Fund may also make and/or hold investments in Investment Funds treated as partnerships for U.S. federal income tax purposes through subsidiaries, including U.S. and non-U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary would generally be subject to federal income tax at a rate of 21%, in addition to potential state and local income and excise taxes. A foreign corporation, such as a non-U.S. corporate subsidiary, generally is not subject to federal income tax unless it is engaged in the conduct of a trade or business in the United States. The Master Fund’s non-U.S. corporate subsidiary would operate in a manner expected to meet the requirements of a safe harbor under section 864(b)(2) of the Code, under which it may trade in stocks or securities or certain commodities for its own account without being deemed to be engaged in a U.S. trade or business. If, however, certain of the subsidiary’s activities did not meet those safe harbor requirements, it might be considered as engaging in such a trade or business. Even if the subsidiary is not so engaged,

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it may be subject to a withholding tax at a rate of 30% on all or a portion of its U.S.-source gross income that is not effectively connected with the conduct of a U.S. trade or business.

A non-U.S. corporate subsidiary would be treated as a controlled foreign corporation (a “CFC”), and the Master Fund would be a “United States shareholder” thereof. As a result, the Master Fund would be required to include in its gross income each taxable year all of the non-U.S. subsidiary’s “subpart F income,” which generally is treated as ordinary income, and the Fund would need to similarly include its portion of such income allocated to it by the Master Fund. Such income will be qualifying income for purposes of the 90% gross income test for RIC qualification purposes. It is expected that virtually all of the non-U.S. subsidiary’s income would be “subpart F income.” If the non-U.S. subsidiary realizes a net loss, that loss generally would not be available to offset the Fund’s income. The Master Fund’s inclusion of the non-U.S. subsidiary’s “subpart F income” in its gross income would increase the Master Fund’s tax basis in its shares of the subsidiary. Distributions by the non-U.S. subsidiary to the Master Fund would not be taxable to the extent of its previously undistributed “subpart F income” and would reduce the Master Fund’s tax basis in those shares.

Certain Withholding Taxes

The Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes.

Consequences of Failure to Satisfy RIC Requirements

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to Members as ordinary income. Such distributions will be eligible to be treated as qualified dividend income with respect to Members who are individuals and will be eligible for the dividends received deduction in the case of Members taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Members are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.

Information Reporting and Backup Withholding

After the end of each calendar year, Members will be sent information regarding the amount and character of distributions received from the Fund during the year. The Fund may need to rely upon estimates of its income from Investment Fund partnerships in which it invests for purposes of providing Members with such information about the tax status of the Fund’s distributions to Members.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the Internal Revenue Service and furnish to Members the cost basis information and holding period for Fund Shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. The Fund will permit Members to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use average cost as its default cost basis method. The cost basis method a Member elects may not be changed with respect to a repurchase of Shares after the settlement date of the repurchase. Members should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more

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information about how the new cost basis reporting rules apply to them.

Information returns generally will be filed with the Service in connection with distributions with respect to the Shares unless Members establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 24%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

A non-U.S. Member generally will be subject to U.S. withholding tax at a 30% rate (or at a lower rate if a tax treaty applies) on dividends from the Fund (other than capital gain and certain other designated dividends, if any) that are not “effectively connected” with a United States trade or business carried on by such Member. To claim tax treaty benefits and/or to avoid back-up withholding as described in the preceding paragraph, a non-U.S. Member will be required to provide the Fund with a properly completed IRS Form W-8BEN or other applicable W-8 Form. Non-U.S. entities considering an investment should also be aware of the requirements for avoiding withholding tax under FATCA, as discussed above.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Members and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Member may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Members. It is the responsibility of each Member to file all appropriate tax returns that may be required.

Each prospective investor is urged to consult with his or her tax adviser with respect to any investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the

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foundation’s portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in the Fund would most probably be classified as a non-functionally related asset. A determination that an interest in the Fund is a non-functionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is “passive” within the applicable provisions of the Code and Regulations. There can be no assurance that the Fund will meet such 95% gross income test.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts (“IRA”) and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See “ERISA Considerations.”)

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of Shares is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

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ERISA CONSIDERATIONS

ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL). EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

THE FOLLOWING SUMMARY OF CERTAIN ASPECTS OF ERISA IS BASED UPON ERISA, JUDICIAL DECISIONS, DEPARTMENT OF LABOR REGULATIONS AND RULINGS IN EXISTENCE ON THE DATE HEREOF. THIS SUMMARY IS GENERAL IN NATURE AND DOES NOT ADDRESS EVERY ERISA ISSUE THAT MAY BE APPLICABLE TO THE FUND, THE MASTER FUND, OR A PARTICULAR INVESTOR. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN COUNSEL IN ORDER TO UNDERSTAND THE ERISA ISSUES AFFECTING THE FUND, THE MASTER FUND, AND THE INVESTOR.

General

Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of ERISA (an “ERISA Plan”), an individual retirement account or a Keogh plan subject solely to the provisions of the Code[7] (an “Individual Retirement Fund”) should consider, among other things, the matters described below before determining whether to invest in the Fund, and thus the Master Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors of the potential investment (including the fact that the returns may be subject to federal tax as unrelated business taxable income), the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan’s funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Shares or to transfer their Shares. Before investing the assets of an ERISA Plan in the Fund (and thus, the Master Fund), a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund (and thus, the Master Fund) may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Plan Asset Consequences

Because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and ERISA’s and the Code’s prohibited transaction rules. Thus, neither the Board of

[7]	References hereinafter made to ERISA include parallel references to the Code.

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ERISA CONSIDERATIONS

Directors nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund. Similar rules apply with respect to the Master Fund.

Representations by Plans

An ERISA Plan proposing to invest in the Fund (and thus the Master Fund) will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan’s investments are, aware of, and understand, both the Fund’s and the Master Fund’s investment objectives, policies and strategies, and that the decision to invest plan assets in the Fund, and thus the Master Fund, was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

WHETHER OR NOT THE ASSETS OF THE FUND AND/OR THE MASTER FUND ARE TREATED AS “PLAN ASSETS” FOR PURPOSES OF ERISA, AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND) BY AN ERISA PLAN IS SUBJECT TO ERISA. ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND).

ERISA Plans and Individual Retirement Funds Having Prior Relationships with the members of the Board of Directors and/or any of their Affiliates

Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Board of Directors and/or their affiliates. Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to Individual Retirement Funds. ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund, and thus the Master Fund, is a transaction which is prohibited by ERISA or the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential benefit plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Shares.

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SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT

The following is a summary description of additional items and of select provisions of the Fund Agreement which may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Fund Agreement.

Member Shares

Persons who purchase Shares in the offering being made hereby will be Members. The Adviser and its affiliates may purchase Shares and maintain an investment in the Fund, and to that extent will be Members of the Fund.

Liability of Members

Under Delaware law and the Fund Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of the net asset value from time to time of the Member’s Shares and a Member, in the sole discretion of the Board of Directors, may be obligated to return to the Fund amounts distributed to the Member in accordance with the Fund Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund’s assets.

Duty of Care of the Directors

The Fund Agreement provides that a Director shall not be personally liable to the Fund or any Member for any loss or damage occasioned by any act or omission in the performance of the Director’s services unless it shall be determined that such loss is due to an act or omission of such Director constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Director’s office. The Fund Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Director by the Fund (but not by Members individually) against any liability and expense to which the Director may be liable which arise in connection with the performance of the Director’s activities on behalf of the Fund, except to the extent such liability or expense was incurred by such Director by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Director’s office. Directors shall not be personally liable to any Member for any repayment by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Fund Agreement shall not be construed so as to provide for indemnification of a Director for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Fund Agreement to the fullest extent permitted by law.

Amendment of the Fund Agreement

The Fund Agreement may generally be amended, in whole or in part, with the approval of the Board of Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of Members unless the approval of Members is required by the 1940 Act.

Term, Dissolution and Liquidation

The Fund will be dissolved: (i) upon the affirmative vote to dissolve the Fund by the Board of Directors; (ii) upon the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as such term is defined in the 1940 Act, at a meeting of Members called by the Board of Directors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period repurchase any of the Shares tendered in accordance with the procedures determined by the Board of Directors from time to time; (iii) upon the failure of Members to elect successor Directors at a meeting called by the management services provider when no Director remains to continue the business of the Fund; or (iv) as required by

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SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT

operation of law.

Upon the occurrence of any event of dissolution, the Board of Directors or the Adviser, acting as liquidator under appointment by the Board of Directors (or another liquidator, if the Board of Directors does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets.

Upon the liquidation of the Fund, its assets will be distributed (i) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses, (ii) next to repay debts owing to Members, and (iii) finally to Members proportionately in accordance with their ownership of Shares. Assets may be distributed in kind on a pro rata basis if the Board of Directors or liquidator determines that the distribution of assets in kind would be in the interests of Members in facilitating an orderly liquidation.

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ADDITIONAL INFORMATION

Reports to Members

The Fund furnishes to Members as soon as practicable after the end of each calendar year, information on IRS Form 1099 as is required by law to assist the Members in preparing their tax returns. Information regarding the performance of the Fund is available in the Fund’s annual and semi-annual reports. The Fund anticipates sending to Members unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Quarterly reporting regarding the Fund’s operations is also available through the respective Selling Agent or Intermediary Platform, as applicable, or by contacting the Adviser. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

The Fund’s semi-annual and annual reports contain financial statements that provide important information regarding the operations of the Fund, its investments and its investment performance. Prospective investors should obtain and review the Fund’s most recent annual report and, if more recent, the Fund’s latest semi-annual report, before investing.

Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending March 31. The 12-month period ending October 31 of each year is the taxable year of the Fund.

Financial Statements

The Fund’s and Master Fund’s audited financial statements and PwC’s related reports are contained in the Fund’s Annual Report for the fiscal year ended March 31, 2019. The Annual Report, including the Fund’s audited financial statements, for the period ended March 31, 2019, filed with the Securities and Exchange Commission on [ __ ], 2019, on Form N-CSR is incorporated herein by reference.

Independent Registered Public Accounting Firm and Legal Counsel

The Board of Directors has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund. PwC performs certain tax and audit services for the Fund. PwC’s principal business address is located at One North Wacker Drive, Chicago, Illinois 60606.

K&L Gates LLP, Boston, Massachusetts, serves as legal counsel to the Fund. The firm also acts as legal counsel to the Adviser and its affiliates with respect to certain other matters. In connection with the Fund’s offering of Shares and subsequent advice to the Fund, the Master Fund, the Adviser and their affiliates, K&L Gates LLP will not be representing Members of the Fund. No independent counsel has been retained to represent Members of the Fund.

K&L Gates LLP’s representation of the Fund, the Master Fund, the Adviser and their respective affiliates is limited to specific matters as to which it has been consulted by the Fund, the Master Fund, the Adviser and/or their respective affiliates. There may exist other matters which could have a bearing on the Fund, the Master Fund, the Adviser or their respective affiliates as to which it has not been consulted. In addition, K&L Gates LLP does not undertake to monitor the compliance of the Adviser and its affiliates with the investment program, valuation procedures and other guidelines set forth in this Prospectus, nor does it monitor compliance with applicable laws.

Proskauer Rose LLP, New York, New York, acts as legal counsel to the Independent Directors.

Custodian

The Bank of New York Mellon (the “Custodian”) serves as the custodian of the assets of the Fund, Master Fund and Sub-Fund, and may maintain custody of such assets with domestic and foreign sub-custodians (which may be banks,

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ADDITIONAL INFORMATION

trust companies, securities depositories and clearing agencies), approved by the Board of Directors in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a sub-custodian in a securities depository, clearing agency or omnibus customer account. The Custodian is a multinational banking and financial services corporation and its principal address is 240 Greenwich Street, New York, NY 10286.

The Administrator and Transfer Agent serves as escrow agent for the Fund. Subscription funds from prospective investors are held in a non-interest-bearing escrow account at the Bank of New York Mellon. On the purchase date, the subscription funds are released to the Fund. In the event that a subscription is not accepted, the Administrator and Transfer Agent will return the subscription funds to the prospective investor.

Inquiries

Inquiries concerning the Fund and Shares (including information concerning purchase and repurchase procedures) should be directed to:

Grosvenor Capital Management, L.P.

900 North Michigan Avenue

Suite 1100

Chicago, IL 60611

Telephone: (312) 506-6500

Facsimile: (312) 506-6888

*    *    *    *    *

All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

TABLE OF CONTENTS STATEMENT OF ADDITIONAL INFORMATION

Page
Outstanding Record Ownership	1
Outstanding Securities	2

131

900 North Michigan Avenue

Suite 1100

Chicago, Illinois 60611

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 2), LLC

GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

STATEMENT OF ADDITIONAL INFORMATION

[    ], 2019

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of each of the above funds dated, [    ], 2019 (the “Prospectus”). Capitalized terms are as defined herein or in the Prospectus. A copy of the Prospectus may be obtained by contacting the Fund at Grosvenor Capital Management, L.P., 900 North Michigan Avenue Suite 1100, Chicago, IL 60611 or Telephone (312) 506-6500.

Shares of limited liability company interests (“Shares”) in the Funds have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any other Federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares offered hereby. Any representation to the contrary is a criminal offense.

Table of Contents

Statement of Additional Information

Page
Outstanding Record Ownership	1
Outstanding Securities	2

Outstanding Record Ownership

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (“TI 1 Fund”)

As of March 31, 2019, the TI 1 Fund owns of record 68.56% of the Master Fund’s Interests.

As of March 31, 2019, the following person(s) own of record 5% or more of the TI 1 Fund’s Shares:

TUW FAY M SLOVER	US Trust – 999 Waterside Drive Norfolk, VA 23510	31.53%

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (“TI 2 Fund”)

As of March 31, 2019, the TI 2 Fund owns of record 26.27% of the Master Fund’s Interests.

As of March 31, 2019, the following person(s) own of record 5% or more of the TI 2 Fund’s Shares:

ONE GAS, INC. RETIREMENT PLAN TRUST	Merrill Lynch – 250 Vesey Street New York, New York 10080	47.97%

Grosvenor Registered Multi-Strategy Fund (W), LLC (“W Fund”)

As of March 31, 2019, the W Fund owns of record 5.17% of the Master Fund’s Interests.

As of March 31, 2019, the following person(s) own of record 5% or more of the W Fund’s Shares:

CHARLES SCHWAB & CO., INC. FBO CUSTOMERS	Charles Schwab & Co., Inc. – 211 Main Street, San Francisco, CA 94105	17.30%

CHARLES SCHWAB & CO., INC. AS CUSTODIAN FOR CUSTOMERS	Charles Schwab & Co., Inc. – 211 Main Street, San Francisco, CA 94105	10.12%

1

Outstanding Securities

The following outstanding securities information is as of March 31, 2019.

TI 1 Fund

Title of Class	Amount Authorized	Amounts Held by Registrant or for its Account	Amount of Outstanding Exclusive of Amount Shown Under Amounts Held by Registrant or for its Account

Shares of limited liability company interests	Unlimited	0	$216,590,239

TI 2 Fund

Title of Class	Amount Authorized	Amounts Held by Registrant or for its Account	Amount of Outstanding Exclusive of Amount Shown Under Amounts Held by Registrant or for its Account

Shares of limited liability company interests	Unlimited	0	$82,991,868

W Fund

Title of Class	Amount Authorized	Amounts Held by Registrant or for its Account	Amount of Outstanding Exclusive of Amount Shown Under Amounts Held by Registrant or for its Account

Shares of limited liability company interests	Unlimited	0	$16,335,546

2

PART C—OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

The Fund’s financial statements for the period ended March 31, 2019, are to be filed by amendment.

(2)	Exhibits:

	(a)	(i)

Certificate of Formation dated October 26, 2009, incorporated herein by reference to the Fund’s Registration Statement on Form N-2 (1940 Act File No. 811-22352) filed with the Commission on November 18, 2009 (Accession No. 0000950123-09-063922).

(ii)

Amended and Restated Limited Liability Company Agreement, incorporated by reference to the Fund’s Registration Statement on Form N-2 filed with the Commission on June 27, 2013 (Accession No. 0001193125-12-274763)(“Initial Pre-Effective Registration Statement”).

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	See (2)(a).

(e)

Terms and Conditions of Dividend Reinvestment Plan, incorporated by reference to Post-Effective Amendment No. 2 to the Fund’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on June 9, 2014 (Accession No. 0001193125-14-229976)(“Post-Effective Amendment No. 2”).

	(f)	Not applicable.

	(g)	Management Agreement between the Fund and Grosvenor Capital Management, L.P. dated April 1, 2011, incorporated by reference to the Initial Pre-Effective Registration Statement.

	(h)	(i) Distribution Agreement dated August 16, 2013, between the Fund and GRV Securities LLC (f/k/a Grosvenor Securities LLC), incorporated by reference to Post-Effective Amendment No. 2.

(ii) Form of Dealer Agreement between GRV Securities LLC (f/k/a Grosvenor Securities LLC) and Selling Agents, incorporated by reference to the Initial Pre-Effective Registration Statement.

	(i)	Not applicable.

	(j)	Custody Agreement between the Fund and The Bank of New York Mellon, dated December 4, 2012, incorporated by reference to the Initial Pre-Effective Registration Statement.

	(k)	(i) Administrative Services Agreement between the Fund and BNY Mellon Investment Servicing (US) Inc., incorporated by reference to Post-Effective Amendment No. 2.

(ii)

Investment Company Reporting Modernization Services Amendment to the Administrative Agreement between the Registrant and BNY Mellon Investment Services (US) Inc., dated December 17, 2018, filed herewith.

(iii)

Master/Feeder Agreement between the Fund and Grosvenor Registered Multi-Strategy Master Fund, LLC, dated December 31, 2009, incorporated by reference to the Initial Pre-Effective Registration Statement.

(iv)

Escrow Agreement between the Fund and BNY Mellon Investment Servicing (US) Inc. (f/k/a PNC Global Investment Servicing (U.S.) Inc.), dated December 29, 2009, incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on August 15, 2013 (Accession No. 0001193125-13-336461)(“Pre-Effective Amendment No. 1”).

(v)

Expense Limitation Agreement between the Fund and Grosvenor Capital Management, L.P., dated June 1, 2014, incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission on July 28, 2015 (Accession No. 0001193125-15-265775)(“Post-Effective Amendment No. 4”).

(l)	Opinion of K&L Gates LLP to be filed by amendment.

(m)	Not applicable.

(n)	Consent of auditors to be filed by amendment.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	(i) Code of Ethics of the Registrant, dated June 19, 2018, filed herewith.

(ii) Joint Code of Ethics of the Adviser and Distributor, dated March 18, 2019, filed herewith.

(s)	(i) Power of Attorney for the Registrant dated May 15, 2019, filed herewith.

(ii) Power of Attorney for Grosvenor Registered Multi-Strategy Master Fund, LLC dated May 15, 2019, filed herewith.

Item 26.	Marketing Arrangements

Contained in exhibit (h)(i).

Item 27.	Other Expenses of Issuance and Distribution

The following table identifies certain estimated annual expenses to be paid by Registrant in connection with the issuance and distribution of the shares of beneficial interest of the Registrant.

Description	Amount

State blue-sky fees and expenses and FINRA Marketing Material Filing Fees	$26,000

Trustees and Transfer Agent’s Fees	$58,000

Costs of Printing	$4,000

Item 28.	Persons Controlled by or Under Common Control

Grosvenor Registered Multi-Strategy Master Fund, LLC (“Master Fund”)

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (“TI 2 Fund”)

Grosvenor Registered Multi-Strategy Fund (W), LLC (“W Fund”)

Registrant, TI 2 Fund and W Fund are feeder funds of Master Fund, which invest substantially all of their assets in Master Fund.

GRF Domestic Sub-Fund, LLC (“Sub-Fund”) is a wholly owned subsidiary of Master Fund.

Grosvenor Registered Multi-Strategy Subsidiary, LLC (“Master Subsidiary”) is a wholly owned subsidiary of Master Fund.

Master Fund, TI 2 Fund, W Fund, Sub-Fund and Master Subsidiary each are a Delaware limited liability company.

Hedge Fund Guided Portfolio Solution, a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a closed-end, management investment company, has the same board members as the Fund, Master Fund, TI 2 Fund and W Fund.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of March 31, 2019, of each class of securities of the Fund:

Title of Class	Number of Record Holders

Units of Beneficial Interest	331

Item 30.	Indemnification

The Fund’s Amended and Restated Limited Liability Company Agreement contains provisions limiting the liability of the Fund’s Board of Directors and officers and providing for indemnification of the Fund’s Board of Directors, officers and employees (including their respective executors, heirs, assigns, successors, or other legal representatives) under certain circumstances. The Fund hereby undertakes that it will apply the indemnification provision of the Limited Liability Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

The Fund’s Distribution Agreement, Custody Agreement and Administrative Services Agreement contain standard provisions limiting the liability of, and providing for indemnification of, GRV Securities LLC, The Bank of New York Mellon, and BNY Mellon Investment Servicing (US) Inc., respectively. The Master Feeder Agreement also contains a provision limiting the liability of, and providing for indemnification of, the Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”) and the Adviser, as defined below, in the Adviser’s capacity as investment manager to the Master Fund. Each of these agreements, as well as the Fund’s Limited Liability Company Agreement are on file with the Securities and Exchange Commission.

The Fund, in conjunction with the Adviser and the Fund’s Board of Directors, maintains insurance on behalf of any person who is an Independent Director, officer, employee, or agent of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. The Fund will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Fund itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Adviser

Grosvenor Capital Management L.P. (the “Adviser”), is an Illinois limited partnership that offers investment management services and is a registered investment adviser. The Adviser is investment adviser to the Master Fund and the management services provider of the Registrant, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (W), LLC. The Adviser’s offices are located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611. Information as to the officers and directors of the Adviser is included in its current Form ADV (CRD No: 108654) filed with the Securities and Exchange Commission. The Adviser is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association.

Item 32.	Location of Accounts and Records

The Bank of New York Mellon and BNY Mellon Investment Servicing (US) Inc., maintains certain required accounting related and financial books and records of the Registrant at 103 Bellevue Parkway, Wilmington, DE 19809. The other required books and records are maintained by the Adviser at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.

that, for purposes of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.

that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497];

(2)

the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago in the State of Illinois this 31st day of May, 2019.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman
Director, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Director, Chief Executive Officer and President	May 31, 2019
Scott J. Lederman

By:	/s/ Kathleen P. Sullivan	Chief Financial Officer and Treasurer	May 31, 2019
Kathleen P. Sullivan

By:	/s/ Alan Brott*	Director	May 31, 2019
Alan Brott

By:	/s/ Henry S. Bienen*	Director	May 31, 2019
Henry S. Bienen

By:	/s/ Brian P. Gallagher*	Director	May 31, 2019
Brian P. Gallagher

By:	/s/ Victor J. Raskin*	Director	May 31, 2019
Victor J. Raskin

By:	/s/ Thomas G. Yellin*	Director	May 31, 2019
Thomas G. Yellin

By:	/s/ Scott J. Lederman	*Attorney-in-Fact	May 31, 2019
Scott J. Lederman

*As Attorney-in-Fact pursuant to Powers of Attorney filed on May 31, 2019.

SIGNATURES

Grosvenor Registered Multi-Strategy Master Fund, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago in the State of Illinois this 31st day of May, 2019.

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman
Director, Chief Executive Officer and President

This Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Director, Chief Executive Officer and President	May 31, 2019
Scott J. Lederman

By:	/s/ Kathleen P. Sullivan	Chief Financial Officer and Treasurer	May 31, 2019
Kathleen P. Sullivan

By:	/s/ Alan Brott*	Director	May 31, 2019
Alan Brott

By:	/s/ Henry S. Bienen*	Director	May 31, 2019
Henry S. Bienen

By:	/s/ Brian P. Gallagher*	Director	May 31, 2019
Brian P. Gallagher

By:	/s/ Victor J. Raskin*	Director	May 31, 2019
Victor J. Raskin

By:	/s/ Thomas G. Yellin*	Director	May 31, 2019
Thomas G. Yellin

By:	/s/ Scott J. Lederman	*Attorney-in-Fact	May 31, 2019
Scott J. Lederman

*As Attorney-in-Fact pursuant to Powers of Attorney filed on May 31, 2019.

INDEX TO EXHIBITS

(k)(ii) Investment Company Reporting Modernization Services Amendment to the Administrative

Agreement

(r)(i) Code of Ethics of the Registrant

(r)(ii) Joint Code of Ethics of the Adviser and Distributor

(s)(i) Power of Attorney for the Registrant

(s)(ii) Power of Attorney for Grosvenor Registered Multi-Strategy Master Fund, LLC